 As filed with the Securities and Exchange Commission on April 29, 2003

                       Registration No. 333-103880

                 U.S. SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

                                FORM N-14

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                 [X]  Pre-Effective Amendment No. 2

                 [ ]  Post Effective Amendment No. ____

                    (Check appropriate Box or Boxes)

                                Ivy Fund*
           (Exact Name of Registrant as Specified in Charter)

                            6300 Lamar Avenue
                   Shawnee Mission, Kansas 66202-4200
                (Address of Principal Executive Offices)

                             1-800-456-5111
                    (Area Code and Telephone Number)

                           Kristen A. Richards
                             P. O. Box 29217
                   Shawnee Mission, Kansas  66201-9217
                 (Name and address of Agent for Service)

                               Copies to:

                           Robert R. Leveille
                         Bell, Boyd & Lloyd LLC
                       Three First National Plaza
                               Suite 3300
                           Chicago, IL  60602

Approximate Date of Proposed Public Offering:  As soon as practicable after the Registration Statement becomes effective under the Securities
Act of 1933.

Title of Securities Being Registered:  Shares of Beneficial Interest, no
par value per share

An indefinite amount of the Registrant's securities has been registered under the Securities Act of 1933 pursuant to Rule 24f-2 under the
Investment Company Act of 1940. In reliance upon such Rule, no filing fee is being paid at this time.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this
Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration
Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

*On behalf of the Ivy Pacific Opportunities Fund

IVY DEVELOPING MARKETS FUND

IVY DEVELOPING MARKETS FUND

6300 LAMAR AVENUE
OVERLAND PARK, KANSAS 66201

Dear Shareholder:

As a shareholder of the Ivy Developing Markets Fund, you are invited to vote on a proposal to merge your Fund into the Ivy Pacific Opportunities Fund. Your Fund will hold a special meeting of shareholders on June 10, 2003, at 10:00 a.m., Central Time to consider the proposed acquisition. Your Fund's acquisition is one of a number of fund acquisitions proposed by Waddell & Reed Ivy Investment Company (the "Adviser"), the investment adviser to the Ivy Developing Markets Fund and the Ivy Pacific Opportunities Fund. The specific details and reasons for the Ivy Developing Markets Fund's acquisition are contained in the enclosed combined Prospectus and Proxy Statement. Please read it carefully.

After careful consideration, Ivy Fund's Board of Trustees unanimously approved the proposal and recommends that shareholders vote "FOR" the proposal.

This special meeting will be held at the offices of Waddell & Reed Financial, Inc. located at 6300 Lamar Avenue, Overland Park, Kansas. While we hope you can attend this meeting, it is very important that you vote your shares at your earliest convenience. Your Fund has retained the services of Georgeson Shareholder Communications, Inc. to assist shareholders with the voting process. As we get closer to June 10th, shareholders who have not yet voted may receive a call from Georgeson Shareholder Communications reminding them to exercise their right to vote.

Your vote is important, regardless of the number of shares you own. It is important that we receive your vote no later than the time of the special meeting of shareholders on June 10, 2003. If you have more than one account registered in your name, you will receive a separate proxy card for each account. Please vote and return each proxy card that you receive, or take advantage of the telephonic or electronic voting procedures described in the proxy card(s). Please help your Fund avoid the expense of a follow-up mailing by voting today!

If you have any questions regarding the enclosed Combined Prospectus and Proxy Statement, please call Georgeson Shareholder Communications at
1-866-480-0990.

We appreciate your participation and prompt response in these matters and thank you for your continued support.

Sincerely,

Henry J. Herrmann, President
Ivy Fund

April 30, 2003

Henry Herrmann is President, Chief Executive Officer, and Chief Investment Officer of Waddell & Reed Investment Management Company, and President and Chief Investment Officer of Waddell & Reed Ivy Investment Company. Mr. Herrmann also serves as President and Chief Investment Officer of Waddell & Reed Financial, Inc., a national mutual fund management and distribution company headquartered in Overland Park, Kansas.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 10, 2003

IVY DEVELOPING MARKETS FUND

NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of the Ivy Developing Markets Fund will be held at 10:00 a.m. Central Time on Tuesday, June 10, 2003, at the offices of Waddell & Reed Financial, Inc., 6300 Lamar Avenue, Overland Park, Kansas for these purposes:

1. To approve an Agreement and Plan of Reorganization providing for the sale of all of the assets of Ivy Developing Markets Fund to, and the assumption of all of the liabilities of the Ivy Developing Markets Fund by, the Ivy Pacific Opportunities Fund in exchange for shares of the Ivy Pacific Opportunities Fund and the distribution of such shares to the shareholders of the Ivy Developing Markets Fund in complete liquidation of the Ivy Developing Markets Fund.
2. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

Shareholders of record at the close of business on April 7, 2003, are entitled to notice of and to vote at the meeting and any adjourned session.

By order of the Board of Trustees,

Kristen A. Richards, Secretary

April 30, 2003

Your vote is important, regardless of the number of shares you own. You can vote easily and quickly by phone, by mail, by internet or in person. See the enclosed proxy card for instructions. Please help your Fund avoid the expense of a follow-up mailing by voting today!

Combined Prospectus And Proxy Statement

Combined Prospectus And Proxy Statement

April 30, 2003

Acquisition of the Assets and Liabilities of the
Ivy Developing Markets Fund
c/o Ivy Fund
6300 Lamar Avenue, P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
800-777-6472
By and in Exchange for Shares of the
Ivy Pacific Opportunities Fund
c/o Ivy Fund
6300 Lamar Avenue, P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
800-777-6472

QUESTIONS AND ANSWERS 4
 PROPOSAL - Acquisition of the Ivy Developing Markets Fund
by the Ivy Pacific Opportunities Fund 12
The Proposal 12
Principal Investment Risks 12
Information About the Acquisition 14
 GENERAL 31
Voting Information 31
 Appendix A - Agreement and Plan of Reorganization A-1
 Appendix B - Management's Discussion of Fund Performance of
Ivy Pacific Opportunities Fund B-1

This Combined Prospectus and Proxy Statement ("Prospectus/Proxy") contains information you should know before voting on the Agreement and Plan of Reorganization relating to the proposed acquisition of the Ivy Developing Markets Fund (the "Developing Markets Fund") by the Ivy Pacific Opportunities Fund (the "Pacific Opportunities Fund" and, together with the Developing Markets Fund, the "Funds") (the "Acquisition") at a Special Meeting of Shareholders of the Developing Markets Fund (the "Meeting"), which will be held at 10:00 a.m. Central Time on June 10, 2003, at the offices of Waddell & Reed Financial, Inc., 6300 Lamar Avenue, Overland Park, Kansas. The Funds are each a series of a registered, open-end management investment company (mutual funds). The Developing Markets Fund's investment goal is long-term growth and consideration of current income is secondary to this principal objective. The Pacific Opportunities Fund's investment goal is long-term capital growth and consideration of current income is secondary to this principal objective. You should read this Prospectus/Proxy, which contains important information you should know, and keep it for future reference.

The Proposal in this Prospectus/Proxy relates to the proposed acquisition of the Developing Markets Fund by the Pacific Opportunities Fund. If the Acquisition of the Developing Markets Fund occurs, you will become a shareholder of the Pacific Opportunities Fund. If the Agreement and Plan of Reorganization is approved by the shareholders of the Developing Markets Fund and the Acquisition occurs, the Developing Markets Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Pacific Opportunities Fund in exchange for shares of a similar class of the Pacific Opportunities Fund with the same aggregate net asset value as the net value of the assets and liabilities transferred. After that exchange, shares of each class received by the Developing Markets Fund will be distributed pro rata to the Developing Markets Fund's shareholders of the corresponding class.

Shareholders of the Developing Markets Fund are being asked to vote on the Proposal in this Prospectus/Proxy. Please review this Proposal carefully.

Please review the enclosed prospectus for each Fund, which contains important information you should know, and keep it for future reference. This document is incorporated into this Prospectus/Proxy by reference. The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated into this Prospectus/Proxy by reference:

- The Statement of Additional Information for each Fund dated April 17, 2003.
 - Management's Discussion of Fund Performance, the Report of Independent Accountants and the financial statements included in the Annual Report to shareholders of the Developing Markets Fund dated December 31, 2002.
- The Statement of Additional Information for the Pacific Opportunities Fund dated April 30, 2003 relating to this Prospectus/Proxy.

The Developing Markets Fund has previously sent its Annual Report to its shareholders. For a free copy of this Report or any of the documents listed above, you may call 1-800-777-6472, or you may write to the Developing Markets Fund at the address listed on the cover of this Prospectus/Proxy. You may also obtain many of these documents by accessing the Internet site for the Developing Markets Fund at www.ivyfunds.com. Text-only versions of all the Developing Markets Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet site at www.sec.gov. You can review and copy information about the Funds by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0102. In addition, these materials can be inspected and copied at the SEC's regional offices at The Woolworth Building, 233 Broadway, New York, New York 10279, 1801 California Street, Suite 4800, Denver, Colorado 80202, and 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604. You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus/Proxy is truthful or complete. Any representation to the contrary is a criminal offense.

QUESTIONS AND ANSWERS

The following questions and answers provide an overview of key features of the Acquisition and of the information contained in this Prospectus/Proxy. Please review the full Prospectus/Proxy prior to casting your vote.
1. WHAT IS BEING PROPOSED?

The Board of Trustees of the Ivy Fund is recommending approval of a transaction in which the Pacific Opportunities Fund would acquire the Developing Markets Fund. This means that the Pacific Opportunities Fund would acquire all of the assets and liabilities of the Developing Markets Fund in exchange for shares of the Pacific Opportunities Fund. The Pacific Opportunities Fund is a portfolio of Ivy Fund and has the same principal investment goal, and similar investment policies and generally similar investment strategies as the Developing Markets Fund, except as set forth in the answer to Question 4 below. Please see the answer to Question 4 below for more information comparing the investment goals, strategies and policies of the Funds.

If the Acquisition relating to the Developing Markets Fund is approved and the Acquisition is consummated, your shares of the Developing Markets Fund will be cancelled and you will receive shares of the Pacific Opportunities Fund with an aggregate net asset value equal to the aggregate net asset value of your Developing Markets Fund shares as of the business day before the closing of the Acquisition. The Acquisition is currently scheduled to take place on or around June 16, 2003.

2. WHY IS THE ACQUISITION BEING PROPOSED?

Waddell & Reed Ivy Investment Company ("Adviser"), the investment adviser to each of the Funds, manages the fifteen mutual fund portfolios that are offered as part of the Ivy Fund. The Adviser and certain affiliates were acquired by Waddell & Reed Financial, Inc. on December 16, 2002, and management of the combined company began the process of comparing product offerings within the Ivy Fund and the W&R Funds, Inc. and Waddell & Reed Advisors Funds, Inc. (the "W&R Family of Funds"). The Adviser proposed a number of acquisitions involving the Ivy Funds and the W&R Family of Funds in addition to the Acquisition described in this Prospectus/Proxy.

The Board of Trustees of the Ivy Fund recommends approval of the Acquisition because it offers shareholders of the Developing Markets Fund the opportunity to invest in a larger fund (allowing the potential for more efficient operations by spreading relatively fixed costs, such as audit and legal fees, over a larger asset base). In reviewing the Acquisition, the Trustees also considered the following factors, among others:

- the Developing Markets Fund and the Pacific Opportunities Fund have the same portfolio manager and share similar investment goals and policies and generally similar investment strategies (except that the Developing Markets Fund principally invests in "developing" markets around the world, while the Pacific Opportunities Fund principally invests in Pacific Region related securities, including both "developing" and "developed" markets);
 - based on estimated expense ratios calculated using each Fund's net assets and numbers of shareholders as of December 31, 2002, shareholders of the Developing Markets Fund are expected to experience the same or lower net expenses, except for Class A shareholders who may experience a slight increase in net expenses; and
 - the Acquisition is expected to be tax-free for shareholders of the Developing Markets Fund who choose to remain shareholders of the Pacific Opportunities Fund, while liquidation or shareholder redemption would be a realization event for tax purposes.

Please review "Reasons for the Acquisition" in the "Information About the Acquisition" section under "Proposal" in this Prospectus/Proxy for more information regarding the factors considered by the Ivy Fund Trustees.

3. HOW DO THE MANAGEMENT FEES AND EXPENSES OF THE FUNDS COMPARE, AND WHAT ARE THEY ESTIMATED TO BE FOLLOWING THE ACQUISITION?

The following tables allow you to compare the sales charges and management fees and expenses of the Developing Markets Fund and the Pacific Opportunities Fund and to analyze the estimated expenses that the Adviser expects to be applicable to the combined fund in the first year following the Acquisition. As part of the Acquisition, Class A shareholders of the Developing Markets Fund will receive Class A shares of the Pacific Opportunities Fund, Class B shareholders of the Developing Markets Fund will receive Class B shares of the Pacific Opportunities Fund, Class C shareholders of the Developing Markets Fund will receive Class C shares of the Pacific Opportunities Fund, and Advisor Class shareholders of the Developing Markets Fund will receive Advisor Class shares of the Pacific Opportunities Fund. The shareholder fees presented below for the Pacific Opportunities Fund apply both before and after giving effect to the Acquisition. Sales charges, if applicable, are paid directly by shareholders to the relevant Fund's distributor. Annual Fund Operating Expenses are paid by each Fund. They include management fees, 12b-1 fees (if applicable) and administrative costs, including custody services.

The Annual Fund Operating Expenses shown in the tables below represent expenses for each Fund for its last fiscal year (ended December 31, 2002) and those expected to be incurred by the combined fund on a pro forma basis (after giving effect to the Acquisition) and based on pro forma combined net assets as of December 31, 2002.

Shareholders of the Developing Markets Fund will not pay additional sales charges as a result of the Acquisition, although any contingent deferred sales charge ("CDSC") will continue to apply.

SHAREHOLDER FEES
(paid directly from your investment)
	Developing Markets Fund
	Class A	Class B	Class C	Advisor Class
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) on redemptions (as a percentage of the purchase price)	None(1)	5.00%	1.00%	None
Redemption fee/exchange fee (as a percentage of amount redeemed, if applicable)(2)	2.00%	2.00%	2.00%	2.00%

	Pacific Opportunities Fund
	Class A	Class B	Class C	Advisor Class
Maximum sales charge (load) imposed on purchases (%) (as a percentage of the offering price)	5.75%	None	None	None
Maximum deferred sales charge (load) on redemptions (as a percentage of purchase price)	None(1)	5.00%	1.00%	None
Redemption fee/exchange fee (as a percentage of amount redeemed, if applicable)(2)	2.00%	2.00%	2.00%	2.00%

(1) A CDSC of 1.00% may apply to Class A shares of either the Developing Markets Fund or the Pacific Opportunities Fund if redeemed within two years of the end of the month in which they were purchased. See the enclosed prospectus for each of the Funds. For further information, including changes to the CDSC applicable to large purchases of Class A shares of each Fund to be effective on May 27, 2003.
 (2) If you choose to receive your Developing Markets Fund or Pacific Opportunities Fund redemption proceeds via Federal Funds wire, a $10 wire fee will be charged to your account. Following an exchange into either the Developing Markets Fund or the Pacific Opportunities Fund, shares redeemed (or exchanged) within 30 days of purchase are subject to a 2.00% redemption fee. This fee also applies to Class A shares of either the Developing Markets Fund or the Pacific Opportunities Fund purchased without a sales charge.
ANNUAL FUND OPERATING EXPENSES
(deducted directly from Fund assets)
	Developing Markets Fund (as of 12/31/02)(1)
	Class A	Class B	Class C	Advisor
Management fees (%)	1.00	1.00	1.00	1.00
Distribution and/or service (12b-1) fees (%)	0.25	1.00	1.00	None
Other Expenses (%)	3.39	3.39	3.39	3.39
Total annual fund operating expenses (%)	4.64	5.39	5.39	4.39
Expenses reimbursed(%)(2)	1.89	1.89	1.89	1.89
Net Fund operating expenses(%)	2.75	3.50	3.50	2.50

	Pacific Opportunities Fund (as of 12/31/02)
	Class A	Class B	Class C	Advisor
Management fees (%)	1.00	1.00	1.00	1.00
Distribution and/or service (12b-1) fees (%)	0.25	1.00	1.00	None
Other Expenses (%)	2.27	2.27	2.27	2.27
Total annual fund operating expenses (%)	3.52	4.27	4.27	3.27
Expenses reimbursed(%)(2)	0.77	0.77	0.77	0.77
Net Fund operating expenses(%)	2.75	3.50	3.50	2.50

	Pacific Opportunities Fund (Pro Forma Combined at 12/31/02)
	Class A	Class B	Class C	Advisor
Management fees (%)	1.00	1.00	1.00	1.00
Distribution and/or service (12b-1) fees (%)	0.25	1.00	1.00	None
Other Expenses (%)	1.86	1.86	1.86	1.86
Total annual fund operating expenses (%)	3.11	3.86	3.86	2.86
Expenses reimbursed(%)(2)	0.36	0.36	0.36	0.36
Net Fund operating expenses(%)	2.75	3.50	3.50	2.50

(1)The expense information shown above has been restated to reflect current fees. Expenses reimbursed are estimates based on Class A.
 (2)The Adviser to each Fund has contractually agreed to reimburse the Fund's expenses for the fiscal year ending December 31, 2003, and for the eight following years, to the extent necessary to ensure that the Fund's Annual Fund Operating Expenses, when calculated at the Fund level, do not exceed 2.50% of the Fund's average net assets (excluding 12b-1 fees and certain other expenses).
 EXAMPLE EXPENSES

Example Expenses help you compare the cost of investing in the Developing Markets Fund or the Pacific Opportunities Fund currently with the cost of investing in the Pacific Opportunities Fund on a pro forma combined basis and also allow you to compare these costs with the cost of investing in other mutual funds. Your actual costs may be higher or lower. The following hypothetical conditions were used in performing the calculations:

$10,000 initial investment
 5% total return for each year
 Each Fund's operating expenses remain the same
 Reinvestment of all dividends and distributions
DEVELOPING MARKETS FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A	$837	$1,379	$1,946	$3,698
Class B sold all your shares at end of period did not sell your shares	$853 $353	$1,374 $1,074	$2,017 $1,817	$3,822 $3,822
Class C sold all your shares at end of period did not sell your shares	$453 $353	$1,074 $1,074	$1,817 $1,817	$3,992 $3,992
Advisor Shares	$253	$779	$1,331	$3,075

PACIFIC OPPORTUNITIES FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A	$837	$1,379	$1,946	$3,568
Class B sold all your shares at end of period did not sell your shares	$853 $353	$1,374 $1,074	$2,017 $1,817	$3,693 $3,693
Class C sold all your shares at end of period did not sell your shares	$453 $353	$1,074 $1,074	$1,817 $1,817	$3,863 $3,863
Advisor Shares	$253	$779	$1,331	$2,933

PACIFIC OPPORTUNITIES FUND (PRO FORMA COMBINED)	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A	$837	$1,379	$1,946	$3,520
Class B sold all your shares at end of period did not sell your shares	$753 $353	$1,374 $1,074	$1,917 $1,817	$3,645 $3,645
Class C sold all your shares at end of period did not sell your shares	$353 $353	$1,074 $1,074	$1,817 $1,817	$3,816 $3,816
Advisor Shares	$253	$779	$1,331	$2,881

The projected post-Acquisition pro forma Annual Fund Operating Expenses and Example Expenses presented above are based upon numerous material assumptions, including (1) that the current contractual agreements will remain in place and (2) certain fixed costs involved in operating the Developing Markets Fund are eliminated. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which are beyond the control of the Pacific Opportunities Fund or the Adviser.

4. HOW DO THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE DEVELOPING MARKETS FUND AND PACIFIC OPPORTUNITIES FUND COMPARE?

The Developing Markets Fund and the Pacific Opportunities Fund have similar investment goals and policies and generally similar investment strategies, except for the differences outlined following the table below.

This table compares the investment goal and principal investment strategies of the Developing Markets Fund to those of the Pacific Opportunities Fund.
DEVELOPING MARKETS FUND	PACIFIC OPPORTUNITIES FUND
INVESTMENT GOAL. The Developing Markets Fund's investment goal is long-term growth. Consideration of current income is secondary to this principal objective. The Fund seeks to achieve its goal as follows:
INVESTMENT GOAL. The Pacific Opportunities Fund's investment goal is long-term capital growth. Consideration of current income is secondary to this principal objective. The Fund seeks to achieve its goal as follows:

-The Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities (including common stock, preferred stock and securities convertible into common stock) of companies that are located in, or are expected to profit from, countries whose markets are generally viewed as "developing" or "emerging" by the World Bank and the International Finance Corporation, or classified as "emerging" by the United Nations.
-The Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities (including common stock, preferred stock and securities convertible into common stock) of companies such as those whose securities are traded mainly on markets in the Pacific region, organized under the laws of a Pacific region country or issued by any company with more than half of its business in the Pacific region.

-For these purposes, a company "located in" or "expected to profit" from emerging market countries is one:
(1) whose securities are principally trading in one or more emerging market countries,
 (2) that derives at least 50% of its total revenue from goods, sales or services in one or more emerging market countries, or
 (3) that is organized under the laws of (and has a principal office in) an emerging market country.
-Examples of Pacific region countries include China, Hong Kong, Malaysia, Sri Lanka, Australia and India.
-The Fund may invest more than 25% of its assets in a single country, but usually will hold securities from at least three emerging market countries in its portfolio. The countries in which the Fund invests are selected on the basis of a mix of factors that include long-term economic growth prospects, anticipated inflation levels, and the effect of applicable government policies on local business conditions.
-The Fund usually invests in at least three different countries, and does not intend to concentrate its investments in any particular industry. The countries in which the Fund invests are selected on the basis of a mix of factors that include long-term economic growth prospects, anticipated inflation levels, and the effect of applicable government policies on local business conditions. Although it is permitted to invest in Japan, the Fund does not currently anticipate doing so.

-The Fund's manager uses an investment approach that focuses on analyzing a company's financial statements and taking advantage of overvalued or undervalued markets. The Fund is managed using an approach which focuses on financial ratios such as price/earnings, price/book value, price/cash flow, dividend yield and price/replacement cost. Securities purchased are believed to be attractively valued on one or more of these measures relative to a broad universe of comparable securities. Some of the Fund's investments may produce income (such as dividends), although it is expected that any income realized would be incidental.
-The Fund's manager uses an investment approach that focuses on analyzing a company's financial statements and taking advantage of overvalued or undervalued markets. The Fund is managed using an approach which focuses on financial ratios such as price/earnings, price/book value, price/cash flow, dividend yield and price/replacement cost. Securities purchased are believed to be attractively valued on one or more of these measures relative to a broad universe of comparable securities. Some of the Fund's investments may produce income (such as dividends), although it is expected that any income realized would be incidental.

Although the principal investment strategies of the Pacific Opportunities Fund are generally similar to those of the Developing Markets Fund, there are some differences in the investment strategies of the Funds. Specifically, the Developing Markets Fund has an investment strategy that it normally intends to invest in at least three different emerging market countries. In contrast, the Pacific Opportunities Fund has an investment strategy to invest in companies such as those whose securities are traded mainly on markets in the Pacific region, organized under the laws of a Pacific region country or issued by any country with more than half of its business in the Pacific region. For more information concerning investment policies and restrictions, see each Fund's Statement of Additional Information.

5. WHAT CLASS OF PACIFIC OPPORTUNITIES FUND SHARES WILL I RECEIVE IF THE ACQUISITION RELATING TO THE DEVELOPING MARKETS FUND OCCURS?

If the Acquisition occurs, you will receive shares of the Pacific Opportunities Fund of the same class as the shares that you currently own in the Developing Markets Fund. In comparison to the shares that you currently own in the Developing Markets Fund, the shares you receive will have the following characteristics:

They will have aggregate net asset value equal to the aggregate net asset value of your current shares as of the business day before the closing of the Acquisition;

The procedures for purchasing and redeeming your shares will not change as a result of the Acquisition; and

You will have the same exchange options you currently have, and after the Acquisition you will also have the right to exchange your shares for shares of the W&R Funds.

For purposes of determing the CDSC applicable to the redemption of shares you acquire in the Acquisition, the new shares will continue to age from the date you purchased the Developing Markets Fund shares.

For more information on the characteristics of the Pacific Opportunities Fund shares you will receive in comparison to the Developing Markets Fund shares you currently own, please see the section "Information About the Acquisition - Shares You Will Receive" in the Proposal section of this Prospectus/Proxy.

6. WHAT ARE THE FEDERAL INCOME TAX CONSEQUENCES OF THE ACQUISITION?

The Acquisition is expected to be tax-free to you for federal income tax purposes. This means that neither you nor the Developing Markets Fund is expected to recognize a gain or loss as a result of the Acquisition.

Immediately prior to the Acquisition, the Developing Markets Fund will declare and pay a distribution of all net investment company taxable income, if any, and net realized capital gains (after reduction by any available capital loss carryforwards), if any, to its shareholders.

The cost basis and holding period of the Developing Markets Fund shares are expected to carry over to your new shares in the Pacific Opportunities Fund.

PROPOSAL
ACQUISITION OF THE IVY DEVELOPING MARKETS FUND BY THE
IVY PACIFIC OPPORTUNITIES FUND

THE PROPOSAL

Shareholders of the Developing Markets Fund are being asked to approve the Agreement and Plan of Reorganization dated March 31, 2003, among Ivy Fund on behalf of each of the Developing Markets Fund and the Pacific Opportunities Fund. A form of the Agreement and Plan of Reorganization is attached as Appendix A to this Prospectus/Proxy. By approving the Agreement and Plan of Reorganization, you are also approving the Acquisition of the Developing Markets Fund by the Pacific Opportunities Fund under the Agreement and Plan of Reorganization.

PRINCIPAL INVESTMENT RISKS

All of the principal risks applicable to the Funds are described in the table below. As previously noted, the Pacific Opportunities Fund has an investment goal and policies that are similar to the Developing Markets Fund and investment strategies that are generally similar to the Developing Markets Fund, except for the differences noted in Question 4 above. Accordingly, an investment in the Pacific Opportunities Fund involves risks that are generally similar to those to which an investment in the Developing Markets Fund is subject, except as noted below.

PRINCIPAL RISKS	FUNDS SUBJECT TO RISK
MANAGEMENT RISK - Securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund.	Developing Markets Fund Pacific Opportunities Fund
MARKET RISK - Equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where "management risk" is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.
Developing Markets Fund Pacific Opportunities Fund
FOREIGN SECURITY RISK AND EMERGING-MARKET RISK - Investing in foreign securities involves a number of economic, financial, and political considerations that are not associated with the U.S. markets and that could affect the Fund's performance unfavorably, depending on the prevailing conditions at any given time. Among these potential risks are greater price volatility; comparatively weak supervision and regulations of security exchanges, brokers, and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse tax consequences; and settlement delays.
The risks of investing in foreign securities are more acute in countries with developing economies. Since the Fund normally invests a substantial portion of its assets in these countries, it is exposed to the following additional risks: securities that are even less liquid and more volatile than those in more developed foreign countries; unusually long settlement delays; less stable governments that are susceptible to sudden adverse actions (such as nationalization of businesses, restrictions on foreign ownership or prohibitions against repatriation of assets); abrupt changes in exchange rate regime or monetary policy; unusually large currency fluctuations and currency conversion costs; and high national debt levels (which may impede an issuer's payment of principal and/or interest on external debt).
Developing Markets Fund Pacific Opportunities Fund
REGIONAL RISK - Investing in the Pacific region involves special risks beyond those described above. For example, certain Pacific region countries may be vulnerable to trade barriers and other protectionist measures that could have an adverse effect on the value of the Fund's portfolio. The limited size of the markets for some Pacific region securities can also make them more susceptible to investor perceptions, which can impact their value and liquidity. Events in any one country may impact the other countries or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which may result in greater losses and volatility. Increased social or political unrest in some or all of these countries could cause further economic and market uncertainty.
Pacific Opportunities Fund

As noted above, the principal investment risks of the Developing Markets Fund and the Pacific Opportunities Fund are generally similar. Each Fund is subject to management risk, market risk, foreign security risk and emerging market risk. In addition, the Pacific Opportunities Fund may be more susceptible to regional risk than the Developing Markets Fund.

As with any mutual fund, the value of each Fund's shares will change, and you could lose money on your investment.

INFORMATION ABOUT THE ACQUISITION
 General

Shareholders who object to the Acquisition of the Developing Markets Fund by the Pacific Opportunities Fund will not be entitled under Massachusetts law or Ivy Fund's Declaration of Trust to demand payment for, or an appraisal of, their shares. However, you may redeem or exchange your Developing Markets Fund shares at any time prior to the consummation of the Acquisition. In addition, shareholders should be aware that the Acquisition as proposed is not expected to result in recognition of gain or loss to shareholders for federal income tax purposes and that, if the Acquisition is consummated, shareholders will be free to redeem the shares of the Pacific Opportunities Fund which they receive in the transaction at their current net asset value, less any applicable CDSC.

Shares You Will Receive

If the Acquisition occurs, the shares you receive in exchange for your Developing Markets Fund shares will have the same characteristics as the shares you currently own.

After the Acquisition, the shares acquired in the Acquisition may be exchanged for shares of the same class of any other fund in the Ivy Funds or the W&R Funds, Inc. without the payment of an additional sales charge or CDSC.

Reasons for the Acquisition

On December 16, 2002, Waddell & Reed Financial, Inc. completed its acquisition of the entire operation of Mackenzie Investment Management Inc. The Adviser and Ivy Funds Distributor, Inc. (which was formerly known as "Ivy Mackenzie Distributors, Inc.") became subsidiaries of Waddell & Reed Financial, Inc. at that time. Ivy Fund is one of five mutual fund families constituting the funds in the Waddell & Reed complex. Management compared product offerings within Ivy Fund and the W&R Family of Funds, and the Adviser proposed a number of acquisitions involving these mutual funds in addition to the Acquisition described in this Prospectus/Proxy.

At a meeting held on January 21, 2003, the Board of Trustees of Ivy Fund, including all Trustees who are not "interested persons" of Ivy Fund, determined that the Acquisition would be in the best interests of the shareholders of the Developing Markets Fund and the Pacific Opportunities Fund and that the interests of existing shareholders in the Developing Markets Fund and the Pacific Opportunities Fund would not be diluted as a result of the Acquisition. At a meeting held on April 9, 2003, the Board of Trustees of Ivy Fund, including all Trustees who are not "interested persons" of Ivy Fund, reviewed additional information about the Acquisition and reaffirmed their determinations with respect to the Acquisition. The Board of Trustees of Ivy Fund has unanimously approved the Acquisition and recommends that you vote in favor of the Acquisition by approving the Agreement and Plan of Reorganization, a form of which is attached as Appendix A to this Prospectus/Proxy.

In proposing the Acquisition, the Adviser presented to the Ivy Fund Board of Trustees, at meetings held on December 17, 2002 and January 21, 2003, the following reasons for the Developing Markets Fund to enter into the Acquisition:

- The Developing Markets Fund and the Pacific Opportunities Fund have the same portfolio manager and share similar investment goals and generally similar investment strategies (except as noted below).
 - Based on estimated expense ratios calculated using each Fund's net assets and numbers of shareholders as of December 31, 2002, shareholders of the Developing Markets Fund are expected to experience the same or lower net expenses, except Class A shareholders of the Developing Markets Fund may experience the same or slightly higher net expenses.
 - The Acquisition is intended to create a larger fund, and this will permit fixed costs to be spread over a larger asset base, potentially resulting in economies of scale over time.
 - The Acquisition is intended to permit the Developing Markets Fund's shareholders to exchange their investment for an investment in the Pacific Opportunities Fund without recognizing gain or loss for federal income tax purposes. By contrast, if a Developing Markets Fund shareholder were to redeem his or her shares to invest in another fund, such as the Pacific Opportunities Fund, the transaction would be a taxable event for such shareholder. Similarly, if the Developing Markets Fund were liquidated or reorganized in a taxable transaction, the transaction would be a taxable event for the Developing Markets Fund's shareholders. After the Acquisition, shareholders may redeem any or all of their Pacific Opportunities Fund shares at net asset value (subject to any applicable CDSC, as with a redemption of their Developing Markets Fund shares) at any time, at which point they would recognize a taxable gain or loss.

In addition, the Board of Trustees considered the relative Fund performance results set forth below under "Performance Information." No assurance can be given that the Pacific Opportunities Fund will achieve any particular level of performance after the Acquisition. In reviewing the Acquisition, the Trustees considered the change for Developing Markets Fund shareholders from a fund emphasizing investments in "developing" markets to a fund focusing on the Pacific region, including both "developed" and "developing" markets.

In addition, the Board considered that shareholders of the Developing Markets Fund who do not want to become shareholders of the Pacific Opportunities Fund, whether because they wish to realize an unrealized loss on their shares or otherwise, could exchange their shares in the Developing Markets Fund for shares in another Ivy Fund or redeem their shares in the Developing Markets Fund prior to the Acquisition. The Board also considered that the Adviser would benefit if the Acquisition occurs as a result of the expected lower level of expense reimbursements for the combined fund.

The Trustees also considered the fact that if the Acquisition occurs, the Developing Markets Fund's capital loss carryovers will be available to the Pacific Opportunities Fund to offset its capital gains, although the amount of these losses which may offset the Pacific Opportunities Fund's capital gains in any given year may be limited. As a result of this limitation, it is possible that the Pacific Opportunities Fund may not be able to use these losses as rapidly as the Developing Markets Fund might have, and part of these losses may not be usable at all. The ability of the Developing Markets Fund or the Pacific Opportunities Fund to absorb losses in the future depends on a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. Net capital losses of regulated investment companies generally expire at the end of the eighth taxable year after they arise, if not previously absorbed by that time; therefore, it is possible that some or all of the Developing Markets Fund's losses will expire unused. In addition, the benefits of any capital loss carryovers currently are available only to the shareholders of the Developing Markets Fund, but after the Acquisition these benefits will inure to all the shareholders of the Pacific Opportunities Fund.

If shareholders do not approve the transaction, the Trustees of the Ivy Fund will consider what alternatives may then be available.

Terms of the Agreement and Plan of Reorganization

If approved by the shareholders of the Developing Markets Fund, the Acquisition is expected to occur on or around June 16, 2003. A form of the Agreement and Plan of Reorganization is attached as Appendix A to this Prospectus/Proxy for your review. The following is a brief summary of the principal terms of the Agreement and Plan of Reorganization:

- The Developing Markets Fund will transfer all of the assets and liabilities attributable to each class of its shares to the Pacific Opportunities Fund in exchange for shares of the same class of the Pacific Opportunities Fund with an aggregate net asset value equal to the net value of the transferred assets and liabilities.
 - The Acquisition will occur on the next business day after the time (currently scheduled to be 4:00 p.m. Eastern Time on June 13, 2003, or such other date and time as the parties may determine) when the assets of each Fund are valued for purposes of the Acquisition.
 - The shares of each class of the Pacific Opportunities Fund received by the Developing Markets Fund will be distributed to the Developing Markets Fund's respective shareholders of the corresponding class pro rata in accordance with their percentage ownership of such class of the Developing Markets Fund in full liquidation of the Developing Markets Fund.
 - After the Acquisition, the Developing Markets Fund will be terminated, and its affairs will be wound up in an orderly fashion.
 - The Acquisition requires approval by the Developing Markets Fund's shareholders and satisfaction of a number of other conditions; the Acquisition may be terminated at any time with the approval of the Board of Trustees of the Ivy Fund.
 Federal Income Tax Consequences

The Acquisition is intended to be a tax-free reorganization. Bell, Boyd & Lloyd LLC has delivered to the Developing Markets Fund and the Pacific Opportunities Fund an opinion, and the closing of the Acquisition will be conditioned on receipt of a letter from Bell, Boyd & Lloyd LLC confirming such opinion, to the effect that, on the basis of existing law under specified sections of the Internal Revenue Code of 1986, as amended (the "Code"), although not entirely free from doubt, for federal income tax purposes:

- under Section 361 or Section 354 of the Code, respectively, no gain or loss will be recognized by the Developing Markets Fund or the shareholders of the Developing Markets Fund as a result of the Acquisition;
 - under Section 358 of the Code, the tax basis of the Pacific Opportunities Fund shares you receive will be the same, in the aggregate, as the aggregate tax basis of your Developing Markets Fund shares exchanged therefor, as applicable;
 - under Section 1223(1) of the Code, your holding period for the Pacific Opportunities Fund shares you receive will include the holding period for your Developing Markets Fund shares exchanged therefor, as applicable, if you hold your shares as a capital asset;
 - under Section 1032 of the Code, no gain or loss will be recognized by the Pacific Opportunities Fund as a result of the Acquisition;
 - under Section 362(b) of the Code, the Pacific Opportunities Fund's tax basis in the assets that the Pacific Opportunities Fund receives from the Developing Markets Fund will be the same as the Developing Markets Fund's basis in such assets; and
 - under Section 1223(2) of the Code, the Pacific Opportunities Fund's holding period in such assets will include the Developing Markets Fund's holding period in such assets.

Each opinion is, and each confirmation letter will be, based on certain factual certifications made by officers of the Ivy Fund. No opinion or confirmation letter is a guarantee that the tax consequences of the Acquisition will be as described above.

Prior to the closing of the Acquisition, the Developing Markets Fund will distribute to its shareholders all of its respective net investment company taxable income, if any, and net realized capital gains (after reduction by any available capital loss carryforwards), if any, that have not previously been distributed to shareholders. Such distributions will be taxable to shareholders.

A substantial portion of the portfolio assets of the Developing Markets Fund may be sold in connection with the Acquisition. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Developing Markets Fund's basis in such assets. Any net capital gains recognized in these sales not offset by the Developing Market Fund's capital loss carryforwards will be distributed to the Developing Markets Fund's shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Any such sales may also result in higher portfolio turnover for the Developing Markets Fund and increased brokerage costs to be borne by the Developing Markets Fund than would otherwise be the case.

This description of the federal income tax consequences of the Acquisition does not take into account your particular facts and circumstances. Consult your own tax adviser about the effect of state, local, foreign, and other tax laws.

Performance Information
Developing Markets Fund Performance Information

The chart below shows the percentage gain or loss for Class A shares of the Developing Markets Fund in each calendar year since it commenced operations. The chart should give you a general idea of how the Developing Markets Fund's returns have varied from year to year. Any applicable sales charges and account fees are not reflected, and if they were, the returns shown above would be lower. The returns for the Fund's other classes of shares during these periods were different from those of Class A because of variations in their respective expense structures. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower.

Additional discussion of the manner of calculation of total return is contained in the Developing Markets Fund's Prospectus and Statement of Additional Information.

DEVELOPING MARKETS FUND
ANNUAL TOTAL RETURNS FOR CLASS A SHARES
FOR THE YEARS ENDING DECEMBER 31

For period shown in bar chart:
Best quarter: 2nd quarter 1999, +35.74%
Worst quarter: 4th quarter 1997, -27.28%

The following tables list the average annual total returns for Class A, Class B, Class C, and Advisor Class Shares of the Developing Markets Fund for the one-year, five-year and since inception periods ended December 31, 2002 (including applicable sales charges). These tables are intended to provide you with some indication of the risks of investing in the Developing Markets Fund. At the bottom of each table, you can compare the Developing Markets Fund's performance with a broad-based market index.

After-tax returns are presented for Class A shares and after-tax returns for other classes may vary. After-tax returns are intended to show the impact federal income taxes have on investments in the Developing Markets Fund. The Developing Markets Fund's return after taxes on distribution calculation shows the effect of taxable distributions, but assumes that you hold the fund shares at the end of the period, thus not having any taxable gain or loss on your investment in shares of the Fund. The Developing Markets Fund's return after taxes on distribution and sale of Fund shares calculation shows the effect of both a distribution and any taxable gain or loss that would be realized if you purchased Fund shares at the beginning of a period and sold them at the end of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation, and may differ from those shown. After-tax returns are relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

	Class A(1)	Class B(1)	Class C(1)	Advisor Class(2)	MSCI Emerging Markets Free Index(1)*
1 Year
Return Before Taxes	-17.32%	-17.32%	-13.93%	-11.96%	-6.00%
Return After Taxes on Distributions	-17.49%
Return After Taxes on Distributions and Sale of Fund Shares	-10.56(3)
5 Years
Return Before Taxes	-4.86%	-5.01%	-4.60%	N/A	-4.58%
Return After Taxes on Distribution	-4.98%
Return After Taxes on Distributions and Sale of Fund Shares	-3.81%(3)
Since Inception - Class A
Return Before Taxes	-6.40%	-6.53%	-7.87%	-5.66%	-5.82%
Return After Taxes on Distribution	-6.78%
Return After Taxes on Distributions and Sale of Fund Shares	-4.86%(3)
Since Inception - Class B
Return Before Taxes	N/A	-6.53%	N/A	N/A	-5.82%
Since Inception - Class C
Return Before Taxes	N/A	N/A	-7.87%	N/A	-5.80%
Since Inception - Advisor Class
Return Before Taxes	N/A	N/A	N/A	-5.66%	-5.89%

* The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of April 2002 the MSCI Emerging Markets Free Index consisted of the following 26 emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Turkey and Venezuela. The MSCI Emerging Markets Free Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike the Developing Markets Fund's returns, does not reflect any fees or expenses. It is not possible to invest in an index.
 (1) The inception date for the Developing Markets Fund's Class A and Class B shares was November 1, 1994. The inception date for the Fund's Class C shares was April 30, 1996. Index performance is calculated from the inception date of each Class.
 (2) The inception date for the Developing Markets Fund's Advisor Class shares was April 30, 1998.
 (3) After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

Pacific Opportunities Fund Performance Information

The chart below shows the percentage gain or loss for Class A shares of the Pacific Opportunities Fund in each calendar year since it commenced operations. The chart should give you a general idea of how the Pacific Opportunities Fund's returns have varied from year to year. Any applicable sales charges and account fees are not reflected, and if they were, the returns shown above would be lower. The returns for the Fund's other classes of shares during these periods were different from those of Class A because of variations in their respective expense structures. The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Past performance is not an indication of future results. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower.

Additional discussion of the manner of calculation of total return is contained in the Pacific Opportunities Fund's Prospectus and Statement of Additional Information.

PACIFIC OPPORTUNITIES FUND
ANNUAL TOTAL RETURNS FOR CLASS A SHARES
FOR THE YEARS ENDING DECEMBER 31

46.72%
20.50%
1.59%
-24.88%
-21.94%
-20.56%
-18.25%
-9.29%
-11.31%
1994
1995
1996
1997
1998
1999
2000
2001
2002

For period shown in bar chart:
Best quarter: 2nd quarter 1999, +40.73%
Worst quarter: 4th quarter 1997, -30.21%

The following tables list the average annual total returns for Class A, Class B, Class C, and Advisor Class Shares of the Pacific Opportunities Fund for the one-year, five-year and since inception periods ended December 31, 2002 (including applicable sales charges). These tables are intended to provide you with some indication of the risks of investing in the Pacific Opportunities Fund. At the bottom of each table, you can compare the Pacific Opportunities Fund's performance with a broad-based market index.

After-tax returns are presented for Class A shares and after-tax returns for other classes may vary. After-tax returns are intended to show the impact federal income taxes have on investments in the Pacific Opportunities Fund. The Pacific Opportunities Fund's return after taxes on distribution calculation shows the effect of taxable distributions, but assume that you hold the fund shares at the end of the period, thus not having any taxable gain or loss on your investment in shares of the Fund. The Pacific Opportunities Fund's return after taxes on distribution and sale of Fund shares calculation shows the effect of both a distribution and any taxable gain or loss that would be realized if you purchased Fund shares at the beginning of a period and sold them at the end of the period.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation, and may differ from those shown. After-tax returns are relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts, or to shares held by non-taxable entities.

	Class A(1)	Class B(1)	Class C(1)	Advisor Class(2)	MSCI Asia Pacific Ex-Japan Index(1)*
1 Year
Return Before Taxes	-16.41%	-16.73%	-13.09%	-11.84%	-5.09%
Return After Taxes on Distributions	-16.41%
Return After Taxes on Distributions and Sale of Fund Shares	-10.08%(3)
5 Years
Return Before Taxes	-6.29%	-6.43%	-5.97%	N/A	-1.46%
Return After Taxes on Distribution	-6.54%
Return After Taxes on Distributions and Sale of Fund Shares	-4.94%(3)
Since Inception - Class A
Return Before Taxes	-5.41%	-5.60%	-6.84%	-5.41%	-3.03%
Return After Taxes on Distribution	-5.68%
Return After Taxes on Distributions and Sale of Fund Shares	-4.14%(3)
Since Inception - Class B
Return Before Taxes	N/A	-5.60%	N/A	N/A	-3.03%
Since Inception - Class C
Return Before Taxes	N/A	N/A	-6.84%	N/A	-7.28%
Since Inception - Advisor Class
Return Before Taxes	N/A	N/A	N/A	-5.41%	-3.42%

* The Morgan Stanley Capital International (MSCI) Asia Pacific Free Ex-Japan Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the Far East, excluding Japan. As of April 2002, the index consisted of the following 9 developed and emerging market country indices: China, Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore Free, Taiwan and Thailand. The MSCI Asia Pacific Free Ex-Japan Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike the Pacific Opportunities Fund's returns, does not reflect any fees or expenses. It is not possible to invest in an index.
(1) The inception date for the Pacific Opportunities Fund's Class A and Class B shares was October 22, 1993. The inception date for the Fund's Class C shares was April 30, 1996. Index performance is calculated from the inception date of each Class.
 (2) The inception date for the Pacific Opportunities Fund's Advisor Class shares was February 10, 1998.
 (3) After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.

Capitalization

The following table shows on an unaudited basis the capitalization of each of the Developing Markets Fund and the Pacific Opportunities Fund as of February 28, 2003, and on a pro forma combined basis, giving effect to the acquisition of the assets and liabilities of Developing Markets Fund by the Pacific Opportunities Fund at net asset value as of that date.
	DEVELOPING MARKETS FUND	PACIFIC OPPORTUNITIES FUND+	PRO FORMA ADJUSTMENTS	PACIFIC OPPORTUNITIES FUND PRO FORMA COMBINED(1)(2)
Class A(3)
Net asset value	1,487,592	5,145,330	(3,400)(4)	6,629,522
Shares outstanding	284,669	880,032	(30,961)	1,133,740
Net asset value per share	5.23	5.85		5.85

Class B(3)
Net asset value	1,306,644	2,283,704	(3,000)(4)	3,587,348
Shares outstanding	263,468	405,589	(31,915)	637,142
Net asset value per share	4.96	5.63		5.63

Class C(3)
Net asset value	401,523	467,424	(900)(4)	868,047
Shares outstanding	80,589	83,053	(9,430)	154,212
Net asset value per share	4.98	5.63		5.63

Advisor Class(3)
Net asset value	36,188	32,996	(100)(4)	69,084
Shares outstanding	6,908	5,791	(577)	12,122
Net asset value per share	5.24	5.70		5.70

+ The Pacific Opportunities Fund will be the accounting survivor for financial statement purposes.
 (1) Assumes the Acquisition was consummated on February 28, 2003, and is for information purposes only. No assurance can be given as to how many shares of the Pacific Opportunities Fund will be received by the shareholders of the Developing Markets Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Pacific Opportunities Fund that actually will be received on or after such date.
 (2) Class A Shares, Class B Shares, Class C Shares and Advisor Class Shares of the Developing Markets Fund will be exchanged for new Class A shares, Class B shares, Class C shares and Advisor Class shares, respectively, of the Pacific Opportunities Fund upon consummation of the Acquisition.
(3) Capitalization information is for Class A Shares, Class B Shares, and Class C Shares and Advisor Class Shares of the Developing Markets Fund and Class A shares, Class B shares, Class C shares and Advisor Class shares, respectively, of the Pacific Opportunities Fund pro forma combined.
 (4) Adjustments reflect estimated one-time proxy, accounting, legal and other costs of the reorganization of approximately $7,400 to be borne by the Developing Markets Fund.

Fund Information

Shares Outstanding and Entitled to Vote of the Developing Markets Fund

Only the shareholders of record of the Developing Markets Fund at the close of business on April 7, 2003, will be entitled to vote at the Meeting. On that date, the number of shares outstanding of the Developing Markets Fund was as follows:
FUND	CLASS	NUMBER OF SHARES OUTSTANDING AND ENTITLED TO VOTE
DEVELOPING MARKETS FUND	Class A	276,622.724
	Class B	258,494.901
	Class C	72,664.179
	Advisor Class	5,819.550
	TOTAL	613,601.354

Ownership of Shares

As of April 7, 2003, Ivy Fund believes that its Trustees and officers, as a group, owned less than one percent of each class of shares of each Fund and of Ivy Fund as a whole. As of April 7, 2003, the following shareholders of record owned 5% or more of the outstanding shares of the noted class of shares of the noted Fund:
DEVELOPING MARKETS FUND CLASS	NAME AND ADDRESS OF SHAREHOLDER	NUMBER OF OUTSTANDING SHARES OF CLASS OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED	PERCENTAGE OF FUND OWNED
Class A	N/A	N/A	N/A	N/A
Class B	Merrill Lynch Pierce Fenner & Smith Inc. for the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Dr. E, 3rd Floor Jacksonville, FL 32246	72,280.58	27.96%	11.78%
Class C	Merrill Lynch Pierce Fenner & Smith Inc. for the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Dr. E, 3rd Floor Jacksonville, FL 32246	22,107.83	30.42%	3.60%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	7,301.27	10.05%	1.19%
Advisor Class	NFSC FEBO # 279-055662 925 S. Federal Highway,Suite 600 Boca Raton, Fl 33432-6143	4,421.19	75.97%	0.72%
	IBT 7445 Texas Trail Boca Raton,Fl 33487	1,393.36	23.94%	0.23%

PACIFIC OPPORTUNITIES FUND CLASS	NAME AND ADDRESS OF SHAREHOLDER	NUMBER OF OUTSTANDING SHARES OF CLASS OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED	PERCENTAGE OF FUND OWNED
Class A	Merrill Lynch Pierce Fenner & Smith Inc. for the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Dr. E, 3rd Floor Jacksonville, FL 32246	74,791.99	8.62%	5.38%
Class B	Merrill Lynch Pierce Fenner & Smith Inc. for the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Dr. E, 3rd Floor Jacksonville, FL 32246	61,576.99	14.23%	4.43%
	IBT CUST 403 (B0 FBO Denise Tepas 99 Oakdale Dr. Rochester, NY 14618	38,530.56	8.90%	2.77%
	Carn & Co 930354014 Cholestech Corp 401(K) RET SV Plan PSZISCX00000E94000000 Attn: Mutual Funds-Star Group PO Box 96211 Washington, DC 20090-6211	34,365.00	7.94%	2.47%
Class C	Merrill Lynch Pierce Fenner & Smith Inc. for the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Dr. E, 3rd Floor Jacksonville, FL 32246	18,792.54	22.34%	1.35%
	Loren Kampschnieder JT WROS 6201 So. 176th St. Walton, NE 68461	6,997.92	8.32%	0.50%

PACIFIC OPPORTUNITIES FUND CLASS	NAME AND ADDRESS OF SHAREHOLDER	NUMBER OF OUTSTANDING SHARES OF CLASS OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED	PERCENTAGE OF FUND OWNED
Advisor Class	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	5,261.39	90.85%	0.37%
	Merrill Lynch Pierce Fenner & Smith Inc. for the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Dr E, 3rd Floor Jacksonville, FL 32246	518.00	8.95%	0.04%

Ownership of Shares upon Consummation of Acquisition

The shareholders of record that owned 5% or more of the outstanding shares of the noted class of shares of the noted Fund as of April 7, 2003 would own the following percentages of the Pacific Opportunities Fund noted below upon consummation of the Acquisition. The percentages presented below assume that the Acquisition of the Developing Markets Fund is consummated.
DEVELOPING MARKETS FUND CLASS	NAME AND ADDRESS OF SHAREHOLDER	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED UPON CONSUMMATION OF ACQUISITION	PERCENTAGE OF FUND OWNED UPON CONSUMMATION OF ACQUISITION
Class A	Merrill Lynch Pierce Fenner & Smith Inc. for the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Dr. E, 3rd Floor Jacksonville, FL 32246	6.54%	3.73%
Class B	Merrill Lynch Pierce Fenner & Smith Inc. for the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Dr. E, 3rd Floor Jacksonville, FL 32246	19.37%	6.68%
DEVELOPING MARKETS FUND CLASS	NAME AND ADDRESS OF SHAREHOLDER	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED UPON CONSUMMATION OF ACQUISITION	PERCENTAGE OF FUND OWNED UPON CONSUMMATION OF ACQUISITION
	IBT CUST 403 (B0 FBO Denise Tepas 99 Oakdale Dr. Rochester, NY 14618	5.57%	1.92%
	Carn & Co 930354014 Cholestech Corp 401(K) RET SV Plan PSZISCX00000E94000000 Attn: Mutual Funds-Star Group Po Box 96211 Washington, DC 20090-6211	4.97%	1.71%
Class C	Merrill Lynch Pierce Fenner & Smith Inc. for the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Dr. E, 3rd Floor Jacksonville, FL 32246	26.09%	2.04%
	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	4.66%	.036%
	Loren Kampschnieder JT WROS 6201 So 176TH St Walton, NE 68461	4.46%	0.35%
Advisor Class	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	45.32%	0.27%
	Merrill Lynch Pierce Fenner & Smith Inc. for the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Dr E, 3rd Floor Jacksonville, FL 32246	4.46%	0.03%
	NFSC FEBO #279-055662 C/Yanowitch/JBroadfoot TTES U/A 01/01/98 925 S Federal Hwy Ste 600 Boca Raton, FL 33432-6143	38.08%	0.22%
	IBT Cust Roth IRA FBO Slade Kosova 7445 Texas Trail Boca Raton, FL 33487	12.00%	0.07%

THE IVY FUND TRUSTEES UNANIMOUSLY RECOMMEND APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.
Required Vote for the Proposal

Approval of the Agreement and Plan of Reorganization dated as of March 31, 2003, by and between Ivy Fund on behalf of the Developing Markets Fund and Pacific Opportunities Fund, will require the affirmative vote of the holders of a majority of the outstanding shares of the Developing Markets Fund entitled to vote at the Meeting. A vote of the shareholders of the Pacific Opportunities Fund is not needed to approve the Acquisition.

GENERAL
VOTING INFORMATION

The Ivy Fund Board of Trustees is soliciting proxies from the shareholders of the Developing Markets Fund in connection with the Meeting, which has been called to be held at 10:00 a.m. Central Time on June 10, 2003, at the offices of Waddell & Reed Financial, Inc., 6300 Lamar Avenue, Overland Park, Kansas. The meeting notice, this Prospectus/Proxy and proxy cards are being mailed to shareholders beginning on or about May 2, 2003.

Information About Proxies and the Conduct of the Meeting

Solicitation of Proxies. Proxies will be solicited primarily by mailing this Prospectus/Proxy and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of Ivy Fund or by employees or agents of its service contractors. In addition, Georgeson Shareholder Communications, Inc. has been engaged to assist in the solicitation of proxies, at an estimated cost of approximately $1,000 to the Developing Markets Fund, which will be paid by the Developing Markets Fund and the Adviser as noted below.

Voting Process

You can vote in any one of the following ways:

(a) By mail, by filling out and returning the enclosed proxy card;
 (b) By phone or Internet (see enclosed proxy card for instructions); or
 (c) In person at the Meeting.

Shareholders who owned shares on the record date, April 7, 2003, are entitled to vote at the Meeting. For each full share of the Developing Markets Fund that you hold, you are entitled to one vote, and for each fractional share you hold, you are entitled to a proportionate fractional vote. If you choose to vote by mail and you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match the name that appears on the card.

Costs. The Pacific Opportunities Fund will bear the transfer agency costs related to the Acquisition and the costs of registration of its shares to be issued to shareholders of the Developing Markets Fund upon the closing of the Acquisition. All other costs of the Meeting, including the costs of soliciting proxies, and the costs of the Acquisition will be borne by the Developing Markets Fund and the Adviser in the following percentages: Developing Markets Fund 50% and Adviser 50%. In the event that the shareholders of the Developing Markets Fund do not approve the Agreement and Plan of Reorganization or the Acquisition does not close for any reason, the Adviser will bear the costs of the failed Acquisition which would otherwise have been borne by the Developing Markets Fund and the Pacific Opportunities Fund.

Voting and Tabulation of Proxies. Shares represented by duly executed proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the Proposal. You can revoke your proxy at any time before it is exercised by sending a signed, written letter of revocation to the Secretary of Ivy Fund, by properly executing and submitting a later-dated proxy or by attending the Meeting and voting in person.

Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Developing Markets Fund as proxies for the Meeting (the "Designees"). A quorum is constituted with respect to the Developing Markets Fund by presence in person or by proxy of the holders of more than 50% of the outstanding shares of the Developing Markets Fund entitled to vote at the Meeting. In determining whether a quorum is present, abstentions and "broker non-votes" will be treated as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of the Proposal, these shares will have the same effect as if they cast votes against the Proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Adviser and Underwriter. The address of the investment adviser to both the Developing Markets Fund and the Pacific Opportunities Fund is Waddell & Reed Ivy Investment Company, Inc., 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. The Adviser is an indirect, wholly owned subsidiary of Waddell & Reed Financial, Inc. ("Waddell & Reed"), a publicly held company. During the fiscal year ended December 31, 2002, the Developing Markets Fund paid the Adviser advisory fees at an annual rate of 1.00% as a percentage of the Developing Markets Fund's net assets. During the fiscal year ended December 31, 2002, the Pacific Opportunities Fund paid the Adviser advisory fees at an annual rate of 1.00% as a percentage of the Pacific Opportunities Fund's net assets.

The address of the Developing Markets Fund's principal underwriter, Ivy Funds Distributor, Inc., is 6300 Lamar Avenue, P. O. Box 29217, Shawnee Mission, Kansas 66201.

Other Service Providers for the Pacific Opportunities Fund and the Developing Markets Fund. The Developing Markets Fund and Pacific Opportunities Fund have the same service providers. Upon completion of the Acquisition, the Pacific Opportunities Fund will continue to engage its existing service providers. Following are the names and addresses of certain service providers for the Pacific Opportunities Fund and the Developing Markets Fund.
PACIFIC OPPORTUNITIES FUND AND DEVELOPING MARKETS FUND
Administrator	Waddell & Reed Ivy Investment Company 6300 Lamar Avenue P.O. Box 29217 Shawnee Mission, Kansas 66201-9217
Accounting Service Agent	Waddell & Reed Services Company 6300 Lamar Avenue P.O. Box 29217 Shawnee Mission, Kansas 66201-9217
Transfer Agent/Shareholder Servicing Agent	PFPC Inc. 4400 Computer Drive Westborough, MA 01581
Custodian	UMB Bank, N.A. 928 Grand Boulevard Kansas City, Missouri 64106
Independent Auditors	Deloitte & Touche LLP 1010 Grand Boulevard Kansas City, Missouri 64106-2232

Outstanding Shares and Significant Shareholders. See the section "Fund Information" in this Prospectus/Proxy for a list of the total number of shares outstanding as of April 7, 2003 for each class of the Developing Markets Fund entitled to vote at the Meeting. It also identifies holders of more than 5% or 25% of any class of shares of each Fund, and contains information about the executive officers and Trustees of Ivy Fund and their shareholdings in the Developing Markets Fund and in Ivy Fund.

Adjournments; Other Business. In the event that a quorum is not present at the Meeting with respect to a particular Developing Markets Fund, or if the Developing Markets Fund has not received enough votes by the time of the Meeting to approve the Proposal, the Designees, or their substitutes, may propose that such Meeting be adjourned one or more times to permit further solicitation of proxies. Any adjournment requires the affirmative vote of a majority of the total number of shares of the Developing Markets Fund that are present in person or by proxy when the adjournment is being voted on. If a quorum is present, the Designees will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the Proposal and the Designees will vote against any such adjournment any proxy that directs them to vote against the Proposal. The Designees will not vote any proxy that directs them to abstain from voting on the Proposal.

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Developing Markets Fund intends to present or knows that others will present is the Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the Designees intend to vote the proxies in accordance with their judgment, unless the Secretary of Ivy Fund has previously received written contrary instructions from the shareholder entitled to vote the shares.

Shareholder Proposals at Future Meetings. Neither the Developing Markets Fund nor the Pacific Opportunities Fund holds annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of the Developing Markets Fund or Pacific Opportunities Fund must be received by the relevant Fund or Trust in writing a reasonable time before the Developing Markets Fund or Pacific Opportunities Fund, as the case may be, solicits proxies for that meeting in order to be considered for inclusion in the proxy materials for that meeting. Shareholder proposals should be sent to the relevant Fund, Attention: Secretary, at 6300 Lamar Avenue, P. O. Box 29217, Shawnee Mission, Kansas 66201-9217.

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APPENDIX A
AGREEMENT AND PLAN OF REORGANIZATION
THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of March 31, 2003 by and between (i) Ivy Fund (the "Trust"), a Massachusetts business trust established under an Amended and Restated Agreement and Declaration of Trust dated December 10, 1992, as amended and in effect on the date hereof, on behalf of the Ivy Developing Markets Fund (the "Acquired Fund"), a series of the Trust, and (ii) the Trust, on behalf of the Ivy Pacific Opportunities Fund (the "Acquiring Fund"), a series of the Trust.

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange for Class A shares, Class B shares, Class C shares and Advisor Class shares of common stock of the Acquiring Fund (the "Acquiring Shares"), and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund (other than certain expenses of the reorganization contemplated hereby) and the distribution of such shares of the Acquiring Fund to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF ACQUIRED FUND IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ACQUIRING SHARES AND LIQUIDATION OF ACQUIRED FUND.

1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein,

(a) The Trust, on behalf of the Acquired Fund, will transfer and deliver to the Trust, on behalf of the Acquiring Fund, and the Acquiring Fund will acquire, all the assets of the Acquired Fund as set forth in paragraph 1.2.

(b) The Acquiring Fund will assume all of the Acquired Fund's liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence on the Closing Date (as defined in paragraph 1.2 hereof) (collectively, the "Obligations"), except that expenses of reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9 shall not be assumed or paid by the Acquiring Fund.

(c) The Acquiring Fund will issue and deliver to the Acquired Fund in exchange for the assets transferred pursuant to paragraph 1.1(a) and the assumption of liabilities pursuant to paragraph 1.1(b) the number of full and fractional (rounded to the third decimal place) Class A shares, Class B shares, Class C shares and Advisor Class shares determined by dividing the net value of the Acquired Fund, computed in the manner and as of the time and date set forth in paragraph 2.1 ("Acquired Fund Value"), attributable to each such class of shares of the Acquired Fund by the net asset value ("NAV") of one Acquiring Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all cash, securities, dividends and interest receivable, receivables for shares sold and all other assets which are owned by the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date"), including any deferred expenses, other than unamortized organizational expenses, shown as an asset on the books of the Acquired Fund on the Closing Date.

1.3 As provided in paragraph 3.4, as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute pro rata to its shareholders of record (the "Acquired Fund Shareholders"), determined as of the close of business on the Valuation Date (as defined in paragraph 2.1), the Acquiring Shares received by the Acquired Fund pursuant to paragraph 1.1. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of full and fractional (rounded to the third decimal place) Acquiring Shares due such shareholders, by class. The Acquiring Fund shall not be obligated to issue certificates representing Acquiring Shares in connection with such exchange.

1.4 With respect to Acquiring Shares distributable pursuant to paragraph 1.3 to an Acquired Fund Shareholder holding a certificate or certificates for shares of the Acquired Fund, if any, on the Valuation Date, the Trust will not permit such shareholder to receive Acquiring Share certificates therefor, exchange such Acquiring Shares for shares of other investment companies, effect an account transfer of such Acquiring Shares, or pledge or redeem such Acquiring Shares until such Shareholder has surrendered all his or her outstanding certificates for Acquired Fund shares or, in the event of lost certificates, posted adequate bond.

1.5 Any obligation of the Acquired Fund to make filings with governmental authorities is and shall remain the responsibility of the Acquired Fund through the Closing Date and up to and including such later date on which the Acquired Fund is terminated.

1.6 As promptly as possible after the Closing Date, the Acquired Fund shall be terminated pursuant to the provisions of the Trust's Declaration of Trust and the laws of the Commonwealth of Massachusetts, and, after the Closing Date, the Acquired Fund shall not conduct any business except in connection with its liquidation.

2. VALUATION.

2.1 For the purpose of paragraph 1, the value of the shares of each class of the Acquired Fund shall be equal to the net asset value of such shares of the Acquired Fund computed as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (such time and date being herein called the "Valuation Date") using the valuation procedures as adopted by the Board of Trustees of the Trust and as set forth in the then-current prospectus or prospectuses or statement or statements of additional information of the Trust (collectively, as amended or supplemented from time to time, the "Acquiring Fund Prospectus"), after deduction for the expenses of the reorganization contemplated hereby to be paid by the Acquired Fund pursuant to paragraph 9, and shall be certified by an authorized officer of the Trust.

2.2 For the purpose of paragraph 1, the net asset value per share of each class of Acquiring Shares shall be the net asset value per share computed as of the close of regular trading on the New York Stock Exchange on the Valuation Date, using the valuation procedures as adopted by the Board of Trustees of the Trust and as set forth in the Acquiring Fund Prospectus. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of Waddell & Reed Investment Management Company.

3. CLOSING AND CLOSING DATE.

3.1 The Closing Date shall be on June 16, 2003 or on such other date as the parties may agree in writing. The Closing shall be held at 9:00 a.m. on the Closing Date at the offices of Waddell & Reed Financial, Inc., located at 6300 Lamar Avenue, Overland Park, Kansas or at such other time and/or place as the parties may agree.

3.2 The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to UMB Bank, n.a., as custodian for the Acquiring Fund (the "Custodian"), for examination no later than five business days preceding the Valuation Date. On the Closing Date, the portfolio securities of the Acquired Fund and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of the Acquiring Fund, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the Investment Company Act of 1940, as amended (the "1940 Act") and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such transfer stamps. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of "UMB Bank, n.a., custodian for Ivy Pacific Opportunities Fund, a series of Ivy Fund."

3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or general trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days after the original Valuation Date, this Agreement may be terminated by either Fund upon the giving of written notice to the other Fund.

3.4 At the Closing, the Acquired Fund or its transfer agent shall deliver to the Acquiring Fund or its designated agent a list of the names and addresses of the Acquired Fund Shareholders and the number of outstanding shares of beneficial interest of each class of the Acquired Fund owned by each Acquired Fund Shareholder, all as of the close of business on the Valuation Date, certified by the Secretary or Assistant Secretary of the Trust. The Trust shall provide to the Acquired Fund evidence satisfactory to the Acquired Fund that the Acquiring Shares issuable pursuant to paragraph 1.1 have been credited to the Acquired Fund's account on the books of the Acquiring Fund. On the Liquidation Date, the Trust shall provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Acquiring Shares have been credited pro rata to open accounts in the names of the Acquired Fund Shareholders as provided in paragraph 1.3.

3.5 At the Closing each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by paragraph 1.

4. REPRESENTATIONS AND WARRANTIES.

4.1 The Trust, on behalf of the Acquired Fund, represents and warrants the following to the Acquiring Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its property and assets and to conduct its business as currently conducted;

(b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the Securities and Exchange Commission (the "SEC") as an investment company under the 1940 Act is in full force and effect, and the Acquired Fund is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

(c) The Acquired Fund's current prospectus or prospectuses and statement of additional information or statements of additional information (collectively, as amended or supplemented from time to time, the "Acquired Fund Prospectus") conform in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the rules and regulations of the SEC thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquired Fund is a party that are not referred to in the Acquired Fund Prospectus or in the registration statement of which it is a part;

(d) The Trust is not in violation in any material respect of any provision of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquired Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation;

(e) The Trust has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) which if terminated may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payments for periods subsequent to the Closing Date will be due from the Acquired Fund;

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquired Fund, any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(g) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments at, as of and for the two years ended December 31, 2002, of the Acquired Fund, audited by Deloitte & Touche LLP for the year ended December 31, 2002 and by PricewaterhouseCoopers LLP for the year ended December 31, 2001, copies of which have been furnished to the Acquiring Fund, fairly reflect the financial condition and results of operations of the Acquired Fund as of such dates and the results of its operations for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquired Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of net assets referred to above or those incurred in the ordinary course of its business since December 31, 2002;

(h) Since December 31, 2002, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness, except as disclosed in writing to the Acquiring Fund. For the purposes of this subparagraph (g), distributions of net investment income and net realized capital gains, changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(i) By the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return;

(j) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquired Fund has met, and for the taxable year ending on the Closing Date, will meet the requirements of Subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code, and the Acquired Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it. Neither the Trust nor the Acquired Fund has at any time since its inception been liable for nor is now liable for any material tax pursuant to Sections 852 or 4982 of the Code, except as previously disclosed in writing to and accepted by the Acquiring Fund. The Acquired Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquired Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquired Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

(k) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees of the Trust may authorize from time to time. The outstanding shares of beneficial interest in the Acquired Fund are, and at the Closing Date will be, divided into Class A shares, Class B shares, Class C shares and Advisor Class shares, each having the characteristics described in the Acquired Fund Prospectus. All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and (except as set forth in the Acquired Fund Prospectus), nonassessable by the Acquired Fund and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of beneficial interest of the Acquired Fund are outstanding and none will be outstanding on the Closing Date;

(l) The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus and statement of additional information as in effect from time to time, except as previously disclosed in writing to and accepted by the Acquiring Fund;

(m) The execution, delivery and performance of this Agreement has been duly authorized by the Trustees of the Trust, and, upon approval thereof by the required majority of the shareholders of the Acquired Fund, this Agreement will constitute the valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

(n) The Acquiring Shares to be issued to the Acquired Fund pursuant to paragraph 1 will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Shareholders as provided in paragraph 1.3;

(o) The information provided by the Acquired Fund for use in the Registration Statement and Proxy Statement referred to in paragraph 5.3 and any information provided by the Acquired Fund for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto;

(p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act and state insurance, securities or blue sky laws (which term as used in this Agreement shall include the laws of the District of Columbia and of Puerto Rico);

(q) At the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to its assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Investments and any such other assets and payment therefor as contemplated by this Agreement, the Acquiring Fund will acquire good and marketable title thereto and will acquire the Investments and any such other assets subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to and accepted by the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of December 31, 2002, referred to in Section 4.1(f) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock splits, mergers and similar corporate actions through the Closing Date;

(r) At the Closing Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Acquiring Fund Prospectus, as amended through the Closing Date; and

(s) No registration of any of the Investments under the Securities Act or under any state securities or blue sky laws would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed by the Acquired Fund to and accepted by the Acquiring Fund.

4.2 The Trust, on behalf of the Acquiring Fund, represents and warrants the following to the Acquired Fund as of the date hereof and agrees to confirm the continuing accuracy and completeness in all material respects of the following on the Closing Date:

(a) The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its property and assets and to conduct its business as currently conducted;

(b) The Trust is a duly registered investment company classified as a management company of the open-end type and its registration with the SEC as an investment company under the 1940 Act is in full force and effect, and the Acquiring Fund is a separate series thereof duly established, designated and existing in accordance with the applicable provisions of the Declaration of Trust of the Trust and the 1940 Act;

(c) The Acquiring Fund Prospectus conforms in all material respects with the applicable requirements of the 1933 Act and the rules and regulations of the SEC thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and there are no material contracts to which the Acquiring Fund is a party that are not referred to in the Acquiring Fund Prospectus or in the registration statement of which it is a part;

(d) At the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

(e) The Trust is not in violation in any material respect of any provisions of its Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Acquiring Fund is bound, if any, and the execution, delivery and performance of this Agreement will not result in any such violation;

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated hereby;

(g) The statement of assets and liabilities, the statement of operations, the statement of changes in net assets and the schedule of investments at, as of and for the two years ended December 31, 2002, of the Acquiring Fund, audited by Deloitte & Touche LLP for the year ended December 31, 2002 and by PricewaterhouseCoopers LLP for the year ended December 31, 2001, copies of which have been furnished to the Acquired Fund, fairly reflect the financial condition and results of operations of the Acquiring Fund as of such dates and the results of its operations for the periods then ended in accordance with generally accepted accounting principles consistently applied, and the Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the statement of net assets referred to above or those incurred in the ordinary course of its business since December 31, 2002.

(h) Since December 31, 2002, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness, except as disclosed in writing to the Acquired Fund. For the purposes of this subparagraph (h), changes in portfolio securities, changes in the market value of portfolio securities or net redemptions shall be deemed to be in the ordinary course of business;

(i) By the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such date (giving effect to extensions) shall have been filed, and all federal and other taxes shown to be due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(j) For all taxable years and all applicable quarters of such years from the date of its inception, the Acquiring Fund has met, and for the current taxable year will meet, the requirements of Subchapter M of the Code for treatment as a "regulated investment company" within the meaning of Section 851 of the Code. Neither the Trust nor the Acquiring Fund has at any time since its inception been liable for nor is now liable for any material tax pursuant to Sections 852 or 4982 of the Code, except as previously disclosed in writing to and accepted by the Acquired Fund. The Acquiring Fund has duly filed all federal, state, local and foreign tax returns which are required to have been filed, and all taxes of the Acquiring Fund which are due and payable have been paid except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect. The Acquiring Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and to withholding in respect of dividends and other distributions to shareholders, and is not liable for any material penalties which could be imposed thereunder;

(k) The authorized capital of the Trust consists of an unlimited number of shares of beneficial interest, no par value, of such number of different series as the Board of Trustees of the Trust may authorize from time to time. The outstanding shares in the Acquiring Fund are, and at the Closing Date will be, divided into Class A shares, Class B shares, Class C shares and Advisor Class shares, each having the characteristics described in the Acquiring Fund Prospectus. All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and (except as set forth in the Acquiring Fund Prospectus) non-assessable by the Trust, and will have been issued in compliance with all applicable registration or qualification requirements of federal and state securities laws. No options, warrants or other rights to subscribe for or purchase, or securities convertible into, any shares of common stock in the Acquiring Fund of any class are outstanding and none will be outstanding on the Closing Date (except such rights as the Acquiring Fund may have pursuant to this Agreement);

(l) The Acquiring Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time;

(m) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust, and this Agreement constitutes the valid and binding obligation of the Trust and the Acquiring Fund enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and other equitable principles;

(n) The Acquiring Shares to be issued and delivered to the Acquired Fund pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Class A shares, Class B shares, Class C shares, or Advisor Class shares, as the case may be, in the Acquiring Fund, and will be fully paid and (except as set forth in the Acquiring Fund Prospectus) non-assessable by the Trust, and no shareholder of the Trust will have any preemptive right of subscription or purchase in respect thereof;

(o) The information to be furnished by the Acquiring Fund for use in the Registration Statement and the Proxy Statement referred to in paragraph 5.3 and any information furnished by the Acquiring Fund for use in any governmental filings in connection with the transactions contemplated hereby, including without limitation applications for exemption orders or no-action letters, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations applicable thereto; and

(p) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under 1933 Act, the 1934 Act, the 1940 Act and state insurance, securities or blue sky laws.

5. COVENANTS OF THE ACQUIRED FUND AND THE ACQUIRING FUND.

The Trust, on behalf of the Acquiring Fund on the one hand and the Acquired Fund on the other hand, hereby covenants and agrees as follows:

5.1 The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business may include paying regular and customary periodic dividends and other distributions.

5.2 The Acquired Fund will call a meeting of its shareholders to be held prior to the Closing Date to consider and approve this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the transactions contemplated hereby.

5.3 In connection with the Acquired Fund shareholders' meeting referred to in paragraph 5.2, the Acquired Fund will prepare a Proxy Statement for such meeting, to be included in a Registration Statement on Form N-14 (the "Registration Statement") which the Trust will prepare and file for the registration under the 1933 Act of the Acquiring Shares to be distributed to the Acquired Fund Shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act.

5.4 The information to be furnished by the Acquired Fund for use in the Registration Statement and the information to be furnished by the Acquiring Fund for use in the Proxy Statement, each as referred to in paragraph 5.3, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

5.5 The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the Acquiring Fund becomes aware that the assets of the Acquired Fund include any securities which the Acquiring Fund is not permitted to acquire.

5.6 Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take or cause to be taken all actions, and do or cause to be done all things reasonably necessary, proper or advisable to cause the conditions to the other party's obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

5.7 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or blue sky laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.8 At the Closing, the Trust will turn over to the Acquiring Fund all its books and records regarding the Acquired Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

6.1 The Trust, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust on behalf of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquiring Fund have complied with all the covenants and agreements and satisfied all of the conditions on their parts to be performed or satisfied under this Agreement at or prior to the Closing Date.

6.2 The Trust shall have received a favorable opinion from Kirkpatrick & Lockhart LLP, counsel to the Acquiring Fund, dated the Closing Date and in a form satisfactory to the Trust, to the following effect:

(a) The Trust is a business trust duly organized and validly existing under the laws of the State of Massachusetts and has corporate power and authority necessary to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series of the Trust duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust of the Trust; (b) this Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and, assuming the Proxy Statement and the Registration Statement referred to in paragraph 5.3 comply with all applicable provisions of federal securities laws, this Agreement constitutes the valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights and general principles of equity; (c) the Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and upon consummation of the transactions contemplated hereby the Acquiring Fund will have duly assumed such liabilities; (d) the Acquiring Shares to be issued for transfer to the shareholders of the Acquired Fund as provided by this Agreement are duly authorized and upon such transfer and delivery will be validly issued and outstanding and fully paid and nonassessable Class A shares, Class B shares, Class C shares and Advisor Class shares of the Acquiring Fund, assuming that as consideration for such shares not less than the net asset value and the par value of such shares has been paid and that the conditions set forth in this Agreement have been satisfied; and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect of such shares; (e) the execution and delivery by the Trust on behalf of the Acquiring Fund of this Agreement did not, and the performance by the Trust and the Acquiring Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or By-laws, or any provision of any agreement filed as an exhibit to the Trust's Registration Statement on Form N-1A, as amended to date, and to which the Trust or the Acquiring Fund is a party or by which either of them is bound, or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement or any judgment or decree to which the Trust or the Acquiring Fund is a party or by which either of them is bound; (f) to the knowledge of such counsel, no consent, approval, authorization or order of any United States federal or Massachusetts state court or governmental authority is required for the consummation by the Trust or the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained; (g) after inquiry of officers of the Trust by such counsel, but without having made any other investigation, there is no legal or governmental proceeding relating to the Trust or the Acquiring Fund on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the date hereof which is required to be described in the Registration Statement referred to in paragraph 5.3 which is not disclosed therein; (h) the Trust is duly registered with the SEC as an investment company under the 1940 Act; and (i) to the knowledge of such counsel, after having made inquiry of officers of the Trust but without having made any other investigation, there is no litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened as to the Trust or the Acquiring Fund or any of their respective properties or assets that places in question the validity or enforceability of, or seeks to enjoin the performance of, the Trust's obligations under this Agreement, and neither the Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects either of their respective businesses.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Trust, on behalf of the Acquired Fund, of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, to the following further conditions:

7.1 The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and that the Trust and the Acquired Fund have complied with all the covenants and agreements and satisfied all of the conditions on their part to be performed or satisfied under this Agreement at or prior to the Closing Date;

7.2 The Trust shall have received a favorable opinion from Bell, Boyd & Lloyd LLC, counsel to the Trust, dated the Closing Date and in a form reasonably satisfactory to the Trust, substantially to the following effect (for purposes of rendering opinions with respect to matters of Massachusetts law, Bell, Boyd & Lloyd LLC may rely on the opinion of Kirkpatrick & Lockhart LLP):

(a) The Trust is a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts and has the power and authority necessary to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series of the Trust duly constituted in accordance with the applicable provisions of the 1940 Act and the Declaration of Trust and By-laws of the Trust; (b) this Agreement has been duly authorized, executed and delivered on behalf of the Acquired Fund and, assuming the Proxy Statement and the Registration Statement referred to in paragraph 5.3 comply with all applicable provisions of federal securities laws, this Agreement constitutes the valid and binding obligation of the Acquired Fund enforceable against the Acquired Fund in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights and general principles of equity; (c) the Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it under this Agreement, and, upon consummation of the transactions contemplated by this Agreement, the Acquired Fund will have duly transferred such assets to the Acquiring Fund; (d) the execution and delivery by the Trust on behalf of the Acquired Fund of this Agreement did not, and the performance by the Trust and the Acquired Fund of their respective obligations hereunder will not, violate the Trust's Declaration of Trust or By-laws, or any provision of any agreement filed as an exhibit to the Trust's Registration Statement on Form N-1A, as amended to date, and to which the Trust or the Acquired Fund is a party or by which either of them is bound, or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty under any such agreement or any judgment or decree to which the Trust or the Acquired Fund is a party or by which either of them is bound; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any United States federal or Massachusetts state court or governmental authority is required for the consummation by the Trust or the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under state securities or blue sky laws or such as have been obtained; (f) after inquiry of officers of the Trust by such counsel, but without having made any other investigation, there is no legal or governmental proceeding relating to the Trust or the Acquired Fund on or before the date of mailing of the Proxy Statement referred to in paragraph 5.3 or the date of such opinion which is required to be described in the Registration Statement referred to in paragraph 5.3 which is not disclosed therein; (g) the Trust is duly registered with the SEC as an investment company under the 1940 Act; (h) to the knowledge of such counsel, after having made inquiry of officers of the Trust but without having made any other investigation, there is no litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened as to the Trust or the Acquired Fund or any of their respective properties or assets that places in question the validity or enforceability of, or seeks to enjoin the performance of, the Trust's obligations under this Agreement, and neither the Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects either of their respective businesses; and (i) all issued and outstanding shares of the Acquired Fund are validly issued, fully paid and non-assessable, assuming that as consideration for such shares not less than the net asset value of such shares has been paid, and assuming that such shares were issued in accordance with the Acquired Fund's registration statement, or any amendments thereto, in effect at the time of such issuance.

7.3 The Acquired Fund shall have furnished to the Acquiring Fund tax returns, signed by a partner of Deloitte & Touche LLP, for the fiscal year ended December 31, 2002 and signed pro forma tax returns for the period from December 31, 2002 to the Closing Date (which pro forma tax returns shall be furnished promptly after the Closing Date).

7.4 Prior to the Closing Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous dividends, shall have the effect of distributing all of the Acquired Fund's investment company taxable income for its taxable years ending on or after December 31, 2002 and on or prior to the Closing Date (computed without regard to any deduction for dividends paid), and all of its net capital gains realized in each of its taxable years ending on or after December 31, 2002 and on or prior to the Closing Date.

7.5 The Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement.

7.6 The custodian of the Acquired Fund shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held by such custodian as of the Valuation Date, and the Acquired Fund shall have delivered to the Acquiring Fund a statement of assets and liabilities of the Acquired Fund as of the Valuation Date, prepared in accordance with generally accepted accounting principles consistently applied from the prior audited period, certified by the Treasurer of the Acquired Fund.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND THE ACQUIRED FUND.

The obligations of the Trust on behalf of the Acquired Fund on the one hand and on behalf of the Acquiring Fund on the other hand hereunder are subject to the further conditions that on or before the Closing Date:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the vote of the required majority of the holders of the outstanding shares of the Acquired Fund of record on the record date for the meeting of its shareholders referred to in paragraph 5.2;

8.2 On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby;

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky and securities authorities) deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund;

8.4 The Registration Statement referred to in paragraph 5.3 shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5 The Trust on behalf of each of the Acquired Fund and the Acquiring Fund shall have received a favorable opinion of Bell, Boyd & Lloyd LLC satisfactory to the Trust substantially to the effect that, for federal income tax purposes:

(a) The acquisition by the Acquiring Fund of the assets of the Acquired Fund in exchange for the Acquiring Fund's assumption of the Obligations of the Acquired Fund and issuance of the Acquiring Shares, followed by the distribution by the Acquired Fund of such Acquiring Shares to the shareholders of the Acquired Fund in exchange for their shares of the Acquired Fund, all as provided in paragraph 1 hereof, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

(b) No gain or loss will be recognized to the Acquired Fund (i) upon the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Shares and the Acquiring Fund's assumption of the Obligations or (ii) upon the distribution of the Acquiring Shares to the shareholders of the Acquired Fund as contemplated in paragraph 1 hereof;

(c) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for the assumption of the Obligations and issuance of the Acquiring Shares as contemplated in paragraph 1 hereof;

(d) The tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately prior to the transfer, and the holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund;

(e) The Acquired Fund Shareholders will recognize no gain or loss upon the exchange of their shares of the Acquired Fund for the Acquiring Shares;

(f) The tax basis of the Acquiring Shares to be received by each Acquired Fund Shareholder will be the same in the aggregate as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefor;

(g) The holding period of the Acquiring Shares to be received by each Acquired Fund Shareholder will include the period during which the shares of the Acquired Fund surrendered in exchange therefor were held by such shareholder, provided such shares of the Acquired Fund were held as a capital asset on the date of the exchange; and

(h) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

8.6 At any time prior to the Closing, any of the foregoing conditions of this paragraph 8 may be waived by the Board of Trustees of the Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Acquired Fund and the Acquiring Fund.

9. FEES AND EXPENSES.

9.1 All fees paid to governmental authorities for the registration or qualification of the Acquiring Shares and all transfer agency costs related to the Acquiring Shares shall be allocated to the Trust, on behalf of the Acquiring Fund. All of the other expenses of the transactions, including without limitation, fees and expenses related to printing, mailing, solicitation of proxies, tabulation of votes and accounting, legal and custodial expenses, contemplated by this Agreement shall be allocated to the Trust, on behalf of the Acquired Fund. The expenses detailed above shall be borne as follows: (a) as to expenses allocable to the Trust, on behalf of the Acquired Fund, fifty percent (50%) of such expenses shall be borne by the Acquired Fund and fifty percent (50%) by Waddell & Reed Ivy Investment Company; and (b) as to expenses allocable to the Trust, on behalf of the Acquiring Fund, all of such expenses shall be borne by the Acquiring Fund. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the reorganization contemplated by this Agreement unless those expenses are solely and directly related to the reorganization contemplated by this Agreement (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187).

9.2 In the event the transactions contemplated by this Agreement are not consummated, then Waddell & Reed Ivy Investment Company agrees that it shall bear all of the costs and expenses incurred by both the Acquiring Fund and the Acquired Fund in connection with such transactions.

9.3 Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages.

9.4 Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES.

10.1 The Trust on behalf of the Acquired Fund and the Trust on behalf of the Acquiring Fund agree that neither party has made any representation, warranty or covenant to the other not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder except paragraphs 1.1, 1.3, 1.4, 1.5, 1.6, 3.4, 5.4, 7.3, 9, 10, 13 and 14.

11. TERMINATION.

11.1 The Trust may at its option terminate this Agreement at or prior to the Closing Date:

(a) Because of a material breach by the Acquired Fund or Acquiring Fund of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing Date;

(b) If a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

(c) Any governmental authority of competent jurisdiction shall have issued any judgment, injunction, order, ruling or decree or taken any other action restraining, enjoining or otherwise prohibiting this Agreement or the consummation of any of the transactions contemplated herein and such judgment, injunction, order, ruling, decree or other action becomes final and non-appealable; provided that the party seeking to terminate this Agreement pursuant to this Section 11.1(c) shall have used its reasonable best efforts to have such judgment, injunction, order, ruling, decree or other action lifted, vacated or denied.

11.2 If the transactions contemplated by this Agreement have not been substantially completed by September 30, 2003, this Agreement shall automatically terminate on that date unless a later date is agreed to by the Trust.

12. AMENDMENTS.

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust on behalf of the Acquiring Fund and the Trust on behalf of the Acquiring Fund; provided, however, that following the shareholders' meeting called by the Acquired Fund pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13. NOTICES.

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid courier, telecopy or certified mail addressed to: Ivy Fund, 6300 Lamar Avenue, P. O. Box 29217, Shawnee Mission, Kansas 66201-9217, attn: Secretary.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
NON-RECOURSE; FINDERS' FEES.

14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3 This Agreement shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5 A copy of the Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, director, officer, agent or employee of the Trust shall have any personal liability under this Agreement, and that this Agreement is binding only upon the assets and properties of the Acquired Fund and the Acquiring Fund.

14.6 The Trust, on behalf of the Acquired Fund, and the Trust, on behalf of the Acquiring Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as a sealed instrument by its President or Vice President and its corporate seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

ATTEST: By: Name: Title:	IVY FUND, on behalf of its Ivy Developing Markets Fund By: Name: Title:
ATTEST: By: Name: Title:	IVY FUND, on behalf of its Ivy Pacific Opportunities Fund By: Name: Title:
ATTEST: By: Name: Title:	Agreed and accepted as to paragraph 9 only: WADDELL & REED IVY INVESTMENT COMPANY By: Name: Title:

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APPENDIX B
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
FOR THE IVY PACIFIC OPPORTUNITIES FUND
Manager's Discussion
December 31, 2002
 Ivy Pacific Opportunities Fund was managed by Moira McLachlan and the Ivy International Equities team until December 16, 2002. Below, she discusses factors relating to Fund performance in 2002. Thomas A. Mengel, Senior Vice President of Waddell & Reed Ivy Investment Company, assumed management of Ivy Pacific Opportunities Fund on December 17, 2002. He discusses how the Fund is positioned going forward.

This report relates to the operation of Ivy Fund - Ivy Pacific Opportunities Fund for the fiscal year ended December 31, 2002. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

The Fund's goal: to provide long-term capital growth by investing in securities traded in Pacific region markets. Examples of Pacific region countries include Australia, China, Hong Kong, India, Korea, Singapore, Sri Lanka and Taiwan.

Lipper Category: Pacific ex-Japan

Moira, how did Ivy Pacific Opportunities Fund perform in 2002?
For 2002, Ivy Pacific Opportunities Fund returned -16.41%, including the impact of the maximum sales charge, and -11.31% without the sales charge. The Fund underperformed its benchmark, the MSCI Asia pacific Free Ex-Japan index, which returned -5.09%, and its peer group (as measured by the Lipper Pacific Ex-Japan Funds average), which returned
-7.98%. It should be noted that the benchmark index and Lipper category do not reflect sales charges.

How were market conditions?
While ex-Japan Asia was a relative outperformer in 2002, most regional stock markets finished the year in negative territory. Stocks were depressed by sluggish economic growth and turmoil in the U.S. and European markets. The major Asian markets fell heavily, with Hong Kong, Singapore and Taiwan all posting double-digit declines. However, a number of the smaller, more speculative markets posted gains. Despite a sharp sell-off after the Bali disco bombing, the Indonesia market ended the year in positive territory. The Thai market gained around 17% and the Pakistani market was up over 100%.

What factors affected performance?
An overweight position in Taiwanese technology stocks had a negative impact on performance. These stocks performed strongly in the last quarter of 2001 and into the first quarter of 2002. However, they then sold off sharply as investors worried about a recovery in end-user demand. While we locked in some gains early in the year, performance suffered from not cutting the Fund's exposure further than we did.

The Fund's exposure to Hong Kong financials also hurt performance. Interest rate sensitive stocks in Hong Kong - banks and property stocks - came under pressure as investors worried that an Argentine-style default in Brazil would prove the final blow to the Hong Kong dollar's peg to the U.S. currency.

Stock selection in Australia made the most significant positive contribution to performance. As commodity prices recovered from the sharp declines of 2001, the Fund benefited from overweight positions in commodity producers. The Fund also benefited from exposure to Australian banks, which did not suffer the credit-quality problems plaguing other developed-market banks.

In South Korea, performance benefited from both an overweight position and good stock selection. The Korean market performed well due to financial sector reform, attractive valuations and strong growth in domestic consumption. Korean exporters also posted solid gains as a result, in part, of strong demand from China.

Thomas, what is your strategy going forward?
The Fund will likely be less concentrated in the future, as we increase the number of holdings and thereby reduce the average weighting of each stock. Along with this broader dispersion, we will reduce exposure to the technology sector in an effort to reduce volatility. We intend to concentrate on the core Asian markets of Hong Kong, China, South Korea, Australia and Taiwan, with particular focus on industry leaders that we believe benefit most from the continued Chinese dominance of business demand in the region. During our gradual process of restructuring this Fund its cash position may be slightly higher than what we would consider normal, but only until the transition is completed.

What is your outlook for the region?
Global equity markets are expected to remain volatile as investors continue to monitor corporate, financial, economic and geopolitical issues. However, we feel that Asian economies are better positioned for domestic growth than many other markets, and regional trade remains impressive. We believe that our refocusing of the Fund will allow us to take better advantage of investment opportunities in the region as we move forward.

____________________________________
Performance cited is for Class A shares at net asset value and at maximum sales load of 5.75%. The opinions expressed in this Appendix B are those of the portfolio managers and are current only through December 31, 2002. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002
Share Class/ NASDAQ Symbol		1 Year	5 Years	10 Years	Since Inception
A Shares	w/Reimb. & 5.75% sales charge	(16.41%)	(6.29%)	N/A	(5.41%)
IPOAX	w/o Reimb. & 5.75% sales charge	(17.56%)	(7.25%)	N/A	(6.10%)
B Shares	w/Reimb. & w/ 5.00% CDSC	(16.73%)	(6.43%)	N/A	(5.60%)
IPOBX	w/Reimb. & w/o 5.00% CDSC	(12.35%)	(6.05%)	N/A	(5.60%)
	w/o Reimb. & w/ 5.00% CDSC	(17.92%)	(7.36%)	N/A	(6.27%)
	w/o Reimb. & w/o 5.00% CDSC	(13.59%)	(6.98%)	N/A	(6.27%)
C Shares	w/Reimb. & w/ 1.00% CDSC	(13.09%)	(5.97%)	N/A	(6.84%)
IPOCX	w/Reimb. & w/o 1.00% CDSC	(12.21%)	(5.97%)	N/A	(6.84%)
	w/o Reimb. & w/ 1.00% CDSC	(14.33%)	(6.90%)	N/A	(7.56%)
	w/o Reimb. & w/o 1.00% CDSC	(13.46%)	(6.90%)	N/A	(7.56%)
Advisor Shares	w/Reimb.	(11.84%)	N/A	N/A	(5.41%)
IPOVX	w/o Reimb.	(13.08%)	N/A	N/A	(6.18%)

CDSC = Contingent Deferred Sales Charge.

Advisor Class Shares are not subject to an initial sales charge or a CDSC.

Class A and Class B commenced operations October 22, 1993; Class C commenced operations April 30, 1996; Advisor Class commenced operations February 10, 1998.

Total returns in some periods were higher due to reimbursement of certain Fund expenses.

All charts and tables reflect past results and assume reinvestment of dividends and capital gain distributions. Future results will, of course, be different. The investment return and principal value of Ivy Pacific Opportunities Fund will fluctuate and at redemption shares may be worth more or less than the amount of the original investment.

Performance Comparison of the Pacific Opportunities Fund
Since Inception (10/93) of a $10,000 Investment
(Class A shares including 5.75% maximum sales charge)
Ivy Pacific Opportunities Fund

MSCI Asia Pacific Free (Excluding Japan) Index

The Moran Stanley Capital International (MSCI) Asia Pacific Free (Excluding-Japan) Index is an unmanaged index of stocks which assumes reinvestment of dividends and, unlike Fund returns, does not reflect any fees or expenses. It is not possible to invest in an index.

Past performance does not guarantee future results. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemptions.
Country Breakdown	12/31/02
% of Total Net Assets
1.Australia	27%
2.South Korea	22%
3.Hong Kong	21%
4.Taiwan	11%
5.Singapore	7%
6.India	7%

Sector Breakdown	12/31/02
% of Total Net Assets
1.Financials	27%
2.Materials	16%
3.Information Technology	15%
4.Consumer Discretionary	13%
5.Consumer Staples	9%
6.Telecommunication Services	8%
7.Industrials	7%

Top Ten Holdings	12/31/02
Security	% of Total Net Assets
1.POSCO	5.8%
2.BHP Limited	4.9%
3.Rio Tinto Ltd.	4.9%
4.Westpac Banking Corp. Ltd.	4.6%
5.Samsung Electronics	4.4%
6.Hyundai MotorCo., Ltd.	4.4%
7.Australia & New Zealand Banking	4.3%
8.Hero Honda Motors Ltd.	4.1%
9.Cathay Pacific Airways	4.0%
10.Sun Hung Kai Properties Ltd.	3.7%

The top 10 holdings and the country and sector breakdowns are as of
12/31/02 and may not be representative of the Fund's current or future investments.

Ivy Fund
925 South Federal Highway, Suite 600
Boca Raton, Florida 33432
1-800-456-5111

FORM N-14
PART B

STATEMENT OF ADDITIONAL INFORMATION

APRIL 30, 2003

This Statement of Additional Information (the "SAI") relates to the proposed Acquisition (the "Acquisition") of the Ivy Developing Markets Fund, a series of the Ivy Fund (the "Acquired Fund") by the Ivy Pacific Opportunities Fund, also a series of the Ivy Fund (the "Acquiring Fund").

This SAI contains information which may be of interest to shareholders but which is not included in the Combined Prospectus and Proxy Statement dated April 30, 2003 (the "Prospectus/Proxy Statement") of the Acquiring Fund which relates to the Acquisition. As described in the Prospectus/Proxy Statement, the Acquisition would involve the transfer of all the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Fund. The Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund.

This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to or calling the Fund at the address or telephone number set forth above.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

I. Additional Information about the Acquiring Fund and the Acquired Fund	....................................1
II. Financial Statements	....................................2

I. Additional Information about the Acquiring Fund and the Acquired Fund.

Attached hereto as Appendix A is additional information for the Acquiring Fund.

Further information about Class A shares, Class B shares, Class C shares, and Advisor Class shares of each of the Acquiring Fund and Acquired Fund is contained in and incorporated herein by reference to the Statement of Additional Information for each of the Funds dated April 17, 2003, as supplemented.

II. Financial Statements.

The audited financial statements and related Report of Independent Auditors included in the Annual Report for the year ended December 31, 2002, for each of the Acquired Fund and the Acquiring Fund are incorporated herein by reference. No other parts of the Annual Report are incorporated herein by reference.

IVY PACIFIC OPPORTUNITIES FUND

IVY DEVELOPING MARKETS FUND

PRO FORMA COMBINED FINANCIAL STATEMENTS

FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002

(UNAUDITED)

The following unaudited Pro Forma Combined Statement of Assets and Liabilities, including the unaudited Pro Forma Combined Investments of Acquiring Fund and Acquired Fund as of December 31, 2002 has been derived from the respective statements of assets and liabilities, including the schedules of investments, of Acquiring Fund and Acquired Fund as of December 31, 2002.

The pro forma statements give effect to the proposed transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and for a number of the Acquiring Fund's shares equal in value to the value of the net assets of the Acquired Fund transferred to the Acquiring Fund. Assuming the shareholders of the Acquired Fund approve the combination, the Acquiring Fund will be the accounting survivor for financial statement purposes.

The unaudited Pro Forma Combined Statement of Assets and Liabilities is presented for informational purposes only and does not purport to be indicative of future operations or the actual financial condition that would have resulted if the Reorganization had been consummated on December 31, 2002. The unaudited Pro Forma Financial Statements should be read in conjunction with the respective financial statements and related notes of Acquiring Fund and Acquired Fund incorporated by reference in this Statement of Additional Information.

							(Unaudited)
SHARES				DESCRIPTION	VALUE
IVY PACIFIC		IVY	PRO		IVY PACIFIC	IVY	PRO
OPPORTUNITIES		DEVELOPING	FORMA		OPPORTUNITIES	DEVELOPING	FORMA
FUND		MARKETS FUND	COMBINED		FUND	MARKETS FUND	COMBINED

				COMMON STOCKS
				Australia
38,005			38,005	Australia & New Zealand Banking Group Ltd.	371,301		371,301
73,748			73,748	BHP Ltd.	421,505		421,505
110,849			110,849	Foster's Brewing Group Ltd.	280,886		280,886
62,519			62,519	Qantas Airways Limited	134,833		134,833
21,827			21,827	Rio Tinto Ltd.	417,273		417,273
51,040			51,040	Westpac Banking Corp. Ltd.	395,184		395,184
41,445			41,445	Woolsworths Ltd.	266,050		266,050
				Total	2,287,032	0	2,287,032

				Brazil
				Cia Braxileira de Distribuicao Grupo
		3,498,100	3,498,100	Pao de Acucar		53,854	53,854
		13,300	13,300	Cia Vale do Rio Doce*		0	0
				Embraer Brasileira de Aeronautica
		7,553	7,553	S.A. (Embraer)		120,093	120,093
		9,143	9,143	Petroleo Brasileiro S.A. - Petrobras		119,839	119,839
		12,406	12,406	Tele Norte Leste Participacoes S.A.		91,184	91,184
		1	1	Telesp Celular Participacoes S.A.		0	0
				Total	0	384,970	384,970

				Chile
		5,363	5,363	Antofagasta plc		53,962	53,962

				Hong Kong
250,000		67,000	317,000	Cathay Pacific Airways	341,418	91,500	432,918
92,200		38,300	130,500	China Mobile (Hong Kong) Ltd.*	219,316	91,104	310,420
		60,000	60,000	Esprit Holdings Limited		101,175	101,175
273,500			273,500	Hang Lung Properties Ltd.	264,789		264,789
26,600			26,600	Hang Seng Bank	283,111		283,111
82,000			82,000	Henderson Land Development Company Ltd.	246,052		246,052
24,000			24,000	Hutchison Whampoa Ltd.	150,185		150,185
53,000		20,000	73,000	Sun Hung Kai Properties	313,989	118,486	432,475
				Total	1,818,860	402,265	2,221,125

				Hungary
		23,600	23,600	Magyar Tavkozlesi Rt		85,557	85,557
		9,000	9,000	OTP Bank Rt		88,475	88,475
				Total	0	174,032	174,032

				India
62,715		17,600	80,315	Hero Honda Motors Ltd.	354,971	99,617	454,588
15,300			15,300	ITC Ltd.	210,722		210,722
				Total	565,693	99,617	665,310

				Israel
		4,700	4,700	Check Point Software Technologies Ltd.*		60,959	60,959

				Luxembourg
		3,861	3,861	Tenaris S.A.*		74,208	74,208

				Mexico
		6,900	6,900	America Movil S.A. de C.V.		99,084	99,084
		22,955	22,955	Cemex S.A. De C.V.		98,563	98,563
		4,100	4,100	Fomento Economico Mexicano, S.A. Sponsored ADR		149,322	149,322
		30,580	30,580	Grupo Financiero Banorte S.A. de C.V.		74,521	74,521
				Grupo Financiero BBVA Bancomer, S.A.
		160,000	160,000	de C.V. (GFB)*		120,948	120,948
		4,000	4,000	Grupo Televisa S.A. Sponsored GDR*		111,720	111,720
		4,600	4,600	Telefonos de Mexico S.A. Class L - ADR		147,108	147,108
				Total	0	801,266	801,266

				Peru
		4,200	4,200	Cia de Minas Buenaventura S.A.		110,838	110,838

				Poland
		4,000	4,000	Bank Pekao S.A.*		98,578	98,578
		28,200	28,200	Telekomunikacja Polska S.A.*		93,767	93,767
				Total	0	192,345	192,345

				Russia
		1,200	1,200	LUKOIL		73,455	73,455

				Singapore
237,000			237,000	Capitaland Limited	151,668		151,668
1,551			1,551	Haw Par Corporation Limited	2,915		2,915
21,000			21,000	Singapore Press Holdings Ltd.	220,350		220,350
38,000			38,000	United Overseas Bank Limited	258,517		258,517
				Total	633,450	0	633,450

				South Africa
		8,400	8,400	Nedcor Limited		108,763	108,763
		38,067	38,067	Standard Bank Group Limited		133,759	133,759
				Total	0	242,522	242,522

				South Korea
16,030		4,800	20,830	Hyundai Motor Co., Ltd.	375,054	112,306	487,360
6,141		4,140	10,281	Kookmin Bank	217,463	146,604	364,067
4,000		3,300	7,300	Korea Telecom Corporation	170,988	141,065	312,053
		3,600	3,600	LG Chem Limited		123,233	123,233
4,980		1,490	6,470	POSCO	495,460	148,240	643,700
1,430		590	2,020	Samsung Electronics	378,584	156,199	534,783
1,378		620	1,998	SK Telecom Co., Ltd.	266,061	119,708	385,769
				Total	1,903,610	947,355	2,850,965

				Taiwan
54,150		24,000	78,150	Asustek Computer Inc.	95,000	42,105	137,105
		44,940	44,940	Formosa Plastic Corporation		58,938	58,938
83,808		30,360	114,168	Hon Hai Precision Industry Co., Ltd.	289,242	104,780	394,022
65,550			65,550	Quanta Computer Inc.	107,459		107,459
243,637		96,360	339,997	Taiwan Semiconductor Manufacturing Company*	298,502	118,060	416,562
211,858		113,763	325,621	United Microelectronics Corporation*	128,565	69,036	197,601
				Total	918,768	392,919	1,311,687

				United Kingdom
		4,850	4,850	Anglo American plc		72,069	72,069
		15,500	15,500	South African Breweries plc		109,984	109,984
				Total	0	182,053	182,053

				TOTAL COMMON STOCKS	8,127,413	4,192,766	12,320,179

				CASH AND OTHER ASSETS, NET OF LIABILITIES	441,284	-12,352	428,932

				NET ASSETS	8,568,697	4,180,414	12,749,111

		Notes to Schedule of Investments

	*	No income dividends were paid during the preceding 12 months.

Pro Forma Combined Statement of Assets and Liabilities (Unaudited)
(000 omitted)
	Ivy	Ivy
	Pacific	Developing	Pro forma		Pro Forma
	Opportunities	Markets	Adjustments		Combined
ASSETS
Investment securities	8,127	4,193			12,320
Cash	1,365	7			1,372
Receivable for Investment securities sold	21	32			53
Other Assets					0

Total assets	9,513	4,232	0		13,745

LIABILITIES
Payable to Fund shareholders	902	28			930
Payable to affiliates	6	3			9
Other payables	36	21	8	(a)	65

Total liabilities	944	52	8		1,004

Net Assets	8,569	4,180	-8		12,741

Class A
Net Assets	5,318	2,210	-4	(a)	7,524
Outstanding Shares	592	398	-27	(b)	963	371
Net asset value per share	5.96	5.55			7.82

Class B
Net Assets	2,678	1,490	-3	(a)	4,165
Outstanding Shares	466	282	-23	(b)	725	259
Net asset value per share	5.75	5.28			5.74

Class C
Net Assets	539	433	-1	(a)	971
Outstanding Shares	94	82	-6	(b)	169	75
Net asset value per share	5.75	5.30			5.74

Class Y or Advisor
Net Assets	34	47	0	(a)	81
Outstanding Shares	6	8	0	(b)	14	8
Net asset value per share	5.81	5.57			5.75

Net Assets
Capital paid In	19,671	16,874			36,545
Accumulated net realized gain / (loss) on investments	-10,726	-11,985			-22,711
Undistributed net investment income (loss)	0	-36	-8		-44
Net unrealized appreciation (depreciation) on investments	-376	-673			-1,049
Total Net Assets	8,569	4,180	-8		12,741

(a) Cost of one time proxy, accounting, legal and other costs borne 50% by Waddell & Reed Ivy Investment Management Company.
(b) Share adjustment - removal of old shares and addition of new shares for net assets at NAV per share of each class of surviving fund.

See Notes to Pro Forma Combined Financial Statements.

The following unaudited Pro Forma Combined Statement of Operations for Acquiring Fund and Acquired Fund has been derived from the Statements of Operations of Acquiring Fund and Acquired Fund for the fiscal year ended December 31, 2002. Such information has been adjusted to give effect to the Reorganization as if it had occurred on January 1, 2002, and reflects Pro Forma adjustments that are directly attributable to the transaction and are expected to have a continuing impact.

The unaudited Pro Forma Statement of Operations is presented for informational purposes only and does not purport to be indicative of future operations or the actual results of operations that would have occurred if the Reorganization had been consummated on January 1, 2002. The unaudited Pro Forma Financial Statements should be read in conjunction with the financial statements and related notes of the respective funds incorporated by reference in this Statement of Additional Information.

The Pro Forma Combined Statements of Operations do not reflect the expenses of the Acquired Fund or Acquiring Fund in carrying out their obligations under the Agreement and Plan of Reorganization.

Pro Forma Combined Statement of Operations (Unaudited)
(000 omittted)
	Ivy	Ivy
	Pacific	Developing	Pro forma		Pro forma
	Opportunities	Markets	Adjustments		Combined
Investment Income
Income
Dividends	247	93			340
Interest and amortization	6	2			8

Total income	253	95	0		348

Expenses
Investment management fee	105	53			158
Transfer agent	66	39			105
Custodian	29	29	(20)	(a)	38
Blue Sky fees	33	35	(35)	(a)	33
12b-1 service and distribution Class A	16	7			23
12b-1 service and distribution Class B	34	20			54
12b-1 service and distribution Class C	8	6			14
Other	110	77	(68)	(a)	119

Total expenses	401	266	(123)		544
Expense waiver	(139)	(130)	139	(a)	(130)
Net Expenses	262	136	16		414

Net investment income	(9)	(41)	(16)		(66)

Realized and Unrealized Gain (Loss) on Investments

Realized net gain (loss) on securities	76	(101)	0		(25)

Unrealized depreciation in value of investments during the period	(1,131)	(529)	0		(1,660)

Net gain (loss) on investments	(1,055)	(630)	0		(1,685)

Net increase (decrease) in net assets resulting
from operations	(1,064)	(671)	(16)		(1,751)

(a) Decrease due to economies of scale achieved by merging funds.

See Notes to Pro Forma Combined Financial Statements.

IVY PACIFIC OPPORTUNITIES FUND AND IVY DEVELOPING MARKETS FUND

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

DECEMBER 31, 2002

(Unaudited)

Ivy Developing Markets Fund ("Developing Markets") and Ivy Pacific Opportunities Fund ("Pacific Opportunities") (the "Funds") are each a diversified series of shares of Ivy Fund. The shares of beneficial interest are assigned no par value and an unlimited number of shares of Class A, Class B, Class C, and Advisor Class are authorized. Ivy Fund was organized as a Massachusetts business trust under a Declaration of Trust dated December 21, 1983 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. Preparation of the financial statements includes the use of management estimates. Actual results could differ from those estimates.

SECURITY VALUATION -- Securities traded on a U.S. or foreign stock exchange, or The Nasdaq Stock Market, Inc. ("Nasdaq") system, are valued at the last quoted sale price reported as of the close of regular trading on the market on which the security is traded most extensively. If there were no sales on the market on which the security is traded most extensively and the security is traded on more than one market, or on one or more exchanges in the over-the-counter market, the market reflecting the last quoted sale will be used. Otherwise, the security is valued at the calculated mean between the last bid and asked price on the market on which the security is traded most extensively. Securities not traded on an exchange or Nasdaq, but traded in another over-the-counter market are valued at the calculated mean between the last bid and the last asked price in such markets. Short-term obligations and commercial paper are valued at amortized cost, which approximates market. Debt securities (other than short-term obligations and commercial paper) are valued on the basis of valuations furnished by a pricing service authorized by the Board of Trustees (the "Board"), which determines valuations based upon market transactions for normal, institutional-size trading units of such securities, or on the basis of dealer quotes. All other securities or groups of securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the trade date. Dividend income, net of foreign withholding taxes, is recorded on the ex-dividend date, and interest income is accrued on a daily basis. Corporate actions on foreign securities, including dividends, are recorded on the ex-dividend date. Realized gains and losses from security transactions are calculated on an identified cost basis.

CASH -- The Funds classify as cash amounts on deposit with the Funds' custodian. These amounts earn interest at variable interest rates. At December 31, 2002, the interest rate was 0.60%.

FEDERAL INCOME TAXES -- The Funds intend to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for Federal income or excise taxes.

The Funds have net tax-basis capital loss carryovers as of December 31, 2002 which may be applied against any realized net taxable gain of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The approximate carryover amounts and expiration dates are as follows.

Fund	Capital Loss Carryover	Expiration Dates
Developing Markets	$11,599,000	$ 529,000 in 2005, 6,822,000 in 2006, 1,314,000 in 2007, 1,669,000 in 2008, 1,015,000 in 2009 and 250,000 in 2010
Pacific Opportunities	10,379,000	$203,000 in 2003, 1,033,000 in 2004, 1,937,000 in 2005, 4,238,000 in 2006, 129,000 in 2007, 852,000 in 2008, 1,867,000 in 2009 and 120,000 in 2010

Pacific Opportunities Fund has elected to treat net capital and currency losses, in the amount of $17,312, incurred in the two-month period ended December 31, 2002, as having been incurred in the following fiscal year for federal income tax purposes.

Distributions during the year ended December 31, 2002 by Developing Markets Fund in the amount of $23,706 were characterized as ordinary income for tax purposes:

Distributions during the year ended December 31, 2001 by Pacific Opportunities Fund in the amount of $17,435 were characterized as ordinary income for tax purposes:

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income and distributions from realized gains for the Funds, if any, are declared in December.

FOREIGN CURRENCY TRANSLATIONS -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis: (i) market value of securities and dividends and interest receivable, are translated at the closing daily rate of exchange; and (ii) purchases and sales of investment securities are translated at the rate at which related foreign contracts are obtained or at the exchange rate prevailing on the date of the transaction. Exchange gains or losses from currency translation of other assets and liabilities, if significant, are reported as a separate component of Net realized and unrealized gain (loss) on investment transactions. Foreign transactions may involve risks not typically associated with domestic transactions including, but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of political and economic instability. For foreign securities, the Funds do not isolate that portion of gains and losses on investment securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of such securities. For tax reporting purposes, Code Section 988 provides that gains and losses on certain transactions attributable to fluctuations in foreign currency exchange rates must be treated as ordinary income or loss.

FORWARD FOREIGN CURRENCY CONTRACTS -- Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. The Funds may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's foreign currency exposure. The U.S. dollar market value, contract value and the foreign currencies that each fund has committed to buy or sell are shown in the Schedule of Investments, as applicable. These amounts represent the aggregate exposure to each foreign currency acquired or hedged through forward foreign currency contracts at December 31, 2002. Forward foreign currency contracts are reflected as both a forward foreign currency contract to buy and a forward foreign currency contract to sell. Forward foreign currency contracts to buy generally are used to acquire exposure to foreign currencies, while forward foreign currency contracts to sell are used to hedge investments against currency fluctuations. Also, a forward foreign currency contract to buy or sell can offset a previously acquired opposite forward foreign currency contract. Forward foreign currency contracts are marked-to-market daily. The change in a contract's market value is recorded by a fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of unrealized appreciation (depreciation) of forward foreign currency contracts reflected in the Fund's Statement of Assets and Liabilities. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

OPTIONS -- An option is a right to buy or sell a particular security at a specified price within a limited period of time. The buyer of the option, in return for a premium paid to the seller, has the right to buy, in the case of a call option, or sell, in the case of a put option, the underlying security of the contract. An option on a stock index gives the purchaser the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. The Fund, as writer of a covered call option, has no control over whether the underlying securities may be sold (called) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the securities underlying the written option. By writing a covered call option, the Fund is obligated to own or have the right to acquire, through exchange or conversion, the underlying security during the option period. Certain Funds may invest in option contracts for the purpose of increasing or decreasing the exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect the value of the Fund's securities. When the fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset or a liability. The asset or liability is subsequently marked-to-market daily to reflect the current market value of the option written. Premiums received or paid from writing or purchasing options which expire on the stipulated expiration date or as a result of the Fund entering into a closing purchase transaction are treated by the Fund on the expiration date as realized gains (or losses if the cost of the closing transaction exceeds the premium received upon the original sale) without regard to any unrealized gain or loss on the underlying security. If an option is exercised, the premium paid or received is added to the cost of purchase or proceeds of the sale of the underlying security in determining whether the Fund has realized a gain or loss on the transaction. Exchange traded written options are valued daily at the last sale price or, in the absence of a sale, at the calculated mean of the last bid and the last asked price. Transactions in written covered call options or purchased put options, if any, are reflected in the Schedules of Investments.

SECURITIES LENDING -- Boston Global Advisors ("BGA") as lending agent, may loan the securities of designated Funds to certain qualified institutions approved by the Funds. For securities loaned, collateral values for domestic and foreign securities are maintained at not less than 102% and 105%, respectively, of the value of the securities on loan by pricing both the securities on loan and the collateral daily. The collateral consists of cash invested in the Quality Portfolio of the Boston Global Investment Trust ("Trust") which consists predominantly of collateral pledged by borrowers in securities lending transactions arranged by BGA. The Trust invests in money market instruments, U.S. Treasury Bills, U.S. agency obligations, commercial paper and other highly rated, liquid investments. Securities' lending, as with other extensions of credit, involves the risk that the borrower may default. Although securities loaned will be fully collateralized at all times, the Funds may experience delays in, or may be prevented from, recovering the collateral. During the period that the Funds seek to enforce their rights against the borrower, the collateral and securities loaned remain subject to fluctuation in market value. Securities on loan as of December 31, 2002, if any, are indicated in the Schedule of Investments.

REDEMPTION FEES -- Each Fund may deduct a redemption or exchange fee of 2.00% from any redemption or exchange proceeds if a shareholder sells or exchanges Class A shares after holding them less than 30 days. These fees are paid to the Fund rather than the investment adviser or transfer agent and are designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading. Fees collected by the Fund are recorded as additions to capital paid-in. As presented in gross dollars and per average shares outstanding for the year ended December 31, 2002, the Funds received the following redemption fees:

Fund	Year Ended 12-31-02	Per Share 12-31-02
Developing Markets	$ 30	$---
Pacific Opportunities	26,064	0.02

RECLASSIFICATIONS -- The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net operating losses, capital loss carryovers, wash sales, option transactions, foreign denominated securities, passive foreign investment companies and non-deductible organization expenses, if applicable. As a result, Net investment income (loss) and Net realized gain (loss) on investments and foreign currency transactions for a reporting period may differ significantly in amount and character from distributions during such period. Accordingly, each of the Funds may make reclassifications among certain of their capital accounts without impacting the net asset value of each respective Fund.

2. RELATED PARTIES

Until December 31, 2002, Ivy Management, Inc. ("IMI") provided business management services to the Funds and was the Investment Adviser to both Funds. Effective December 16, 2002, Waddell & Reed Financial, Inc. ("Waddell & Reed"), a U.S. mutual fund firm, completed its acquisition of the entire operation of Mackenzie Investment Management Inc. ("MIMI"). At this time, Ivy Acquisition Corporation ("IAC") was formed as a registered investment adviser. On December 31, 2002, IMI merged into IAC and IAC changed its name to Waddell & Reed Ivy Investment Company ("WRIICO"), the Funds' current investment adviser. WRIICO and Ivy Mackenzie Distributors, Inc. ("IMDI"), the Funds' distributor, are now indirect subsidiaries of Waddell & Reed. For its services, WRIICO receives a fee paid monthly based on average daily net assets ("ANA") at the annual rate of 1%.

For the year ended December 31, 2002, with respect to Developing Markets and Pacific Opportunities, WRIICO contractually limited each Fund's total operating expenses (excluding 12b-1 fees and certain other expenses) to an annual rate of 1.95% of each Fund's ANA.

MIMI provided certain administrative, accounting and pricing services for each Fund. Effective December 17, 2002, IAC, now WRIICO assumed all of MIMI's duties under the Fund Accounting Services Agreement and the Administrative Services Agreement. For those services, each Fund pays WRIICO fees plus certain out-of-pocket expenses. Such fees and expenses are reflected as Administrative services fee and Fund accounting in each Fund's Statement of Operations.

IMDI, a wholly owned subsidiary of WRIICO, is the underwriter and distributor of each Fund's shares, and as such, purchases shares from each Fund at net asset value to settle orders from investment dealers. For the year ended December 31, 2002, the net amount of underwriting discount retained by IMDI for Developing Markets and Pacific Opportunities was $233 and $287, respectively.

Under Service and Distribution Plans, each Fund reimburses IMDI for service fee payments made to brokers at an annual rate of .25% of its average net assets, excluding Advisor Class. Class B and Class C shares are also subject to an ongoing distribution fee at an annual rate of .75% of the average net assets attributable to Class B and Class C. IMDI may use such distribution fee for purposes of advertising and marketing shares of each Fund. Such fees, detailed below, are reflected as 12b-1 service and distribution fees in the Statement of Operations.

Fund	Class A	Class B	Class C
Developing Markets	$ 6,667	$20,152	$5,622
Pacific Opportunities	15,765	33,518	7,847

3. BOARD'S COMPENSATION

Trustees who are not affiliated with WRIICO receive compensation from the Fund, which is reflected as Trustees' fees in the Statement of Operations.

APPENDIX A

Additional Information About the
Ivy Pacific Opportunities Fund
a Series of Ivy Fund

                      IVY CUNDILL GLOBAL VALUE FUND
                     IVY EUROPEAN OPPORTUNITIES FUND
                    IVY GLOBAL NATURAL RESOURCES FUND
                         IVY INTERNATIONAL FUND
                      IVY INTERNATIONAL VALUE FUND
                          IVY MONEY MARKET FUND
                     IVY PACIFIC OPPORTUNITIES FUND
                                series of

                                IVY FUND

                            6300 Lamar Avenue
                             P.O. Box 29217
                   Shawnee Mission, Kansas 66201-9217

                              913-236-2000
                               888-WADDELL

                   STATEMENT OF ADDITIONAL INFORMATION

                             April 17, 2003

     Ivy Fund (the "Trust") is an open-end management investment company that currently consists of fifteen portfolios, each of which is diversified. This Statement of Additional Information ("SAI") relates to the Class A, B, C and Advisor Class shares of Ivy Global Natural Resources
Fund and Ivy Pacific Opportunities Fund, to the Class A, B and C shares of
Ivy Money Market Fund, and to the Class A, B, C, I and Advisor Class
shares of Ivy Cundill Global Value Fund, Ivy European Opportunities Fund,
Ivy International Fund and Ivy International Value Fund (each a "Fund"
and, collectively, the "Funds"). The other eight portfolios of the Trust are described in a separate SAI.

     This SAI is not a prospectus and should be read in conjunction with the prospectus for the Funds dated April 17, 2003, as supplemented from time to time (the "Prospectus"), which may be obtained upon request and without charge from the Trust at the address and telephone number above.

    Each Fund's Annual Report to shareholders dated December 31, 2002
(each, an "Annual Report") is incorporated by reference into this SAI.
Each Fund's Annual Report may be obtained without charge from the Trust at the address and telephone number above.

                           INVESTMENT MANAGER

            Waddell & Reed Ivy Investment Company ("WRIICO")
                            6300 Lamar Avenue
                             P.O. Box 29217
                   Shawnee Mission, Kansas 66201-9217

                               DISTRIBUTOR

                  Ivy Funds Distributors, Inc. ("IFDI")
                            6300 Lamar Avenue
                             P.O. Box 29217
                   Shawnee Mission, Kansas 66201-9217

                            GENERAL INFORMATION

    Each Fund is organized as a separate, diversified portfolio of the
Trust, an open-end management investment company organized as a
Massachusetts business trust on December 21, 1983. Ivy Cundill Global
Value Fund commenced operations on April 17, 2000 (all Classes). Ivy
European Opportunities Fund commenced operations on May 3, 1999 (all
Classes). Ivy Global Natural Resources Fund commenced operations on
January 1, 1997 (Class A, Class B and Class C shares); the inception date for the Fund's Advisor Class shares was April 8, 1999. Ivy International
Fund commenced operations (Class A shares) on April 30, 1986. The inception date for Class B shares was October 22, 1993. The inception date for Class C shares was April 30, 1996. The inception date for Class I shares was October 6, 1994. The inception date for Advisor Class shares was August 31, 2000. Ivy International Value Fund commenced operations on
May 13, 1997 (Class A, Class B and Class C shares); the inception date for the Fund's Advisor Class shares was February 23, 1998. Ivy Money Market
Fund commenced operations on April 3, 1987 (all Classes). Ivy Pacific
Opportunities Fund commenced operations (Class A and Class B shares) on
October 22, 1993; the inception dates for the Fund's Class C and Advisor
Class shares were April 30, 1996 and February 10, 1998, respectively. The
Trust is governed by a Board of Trustees (the "Board"), responsible for supervision and management of the Funds.

    Descriptions in this SAI of a particular investment practice or technique in which any Fund may engage or a financial instrument which any
Fund may purchase are meant to describe the spectrum of investments that
WRIICO, in its discretion, might, but is not required to, use in managing each Fund's portfolio assets. For example, WRIICO may, in its discretion, at any time employ a given practice, technique or instrument for one or more funds but not for all funds advised by it. It is also possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in some or all markets, in which case a Fund would not use them. Investors should also be aware that certain practices, techniques, or instruments could, regardless of their relative importance in a Fund's overall investment strategy, from time to time have a material impact on that Fund's performance.

           INVESTMENT OBJECTIVES, STRATEGIES AND RESTRICTIONS

    Each Fund has its own investment objectives and policies, which are described in the Prospectus under the captions "Summary" and "Additional
Information About Strategies and Risks."  Descriptions of each Fund's policies, strategies and investment restrictions, as well as additional information regarding the characteristics and risks associated with each
Fund's investment techniques, are set forth below.

    Whenever an investment objective, policy or restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall, unless otherwise indicated, apply to a Fund only at the time a transaction is entered into. Accordingly, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in the percentage which results from circumstances not involving any affirmative action by a Fund, such as a change in market conditions or a change in a Fund's asset level or other circumstances beyond a Fund's control, will not be considered a violation.

IVY CUNDILL GLOBAL VALUE FUND

     The Fund seeks long-term capital growth. Any income realized will be incidental. The Fund seeks to achieve its principal objective of long-term capital growth by investing primarily in the equity securities of companies throughout the world. Although the Fund will not invest more than 25% of its total assets in any one industry and does not expect to focus its investments in a single country, it may at any given time have a significant percentage of its total assets in one or more market sectors and could have a substantial portion of its total assets invested in a particular country.

     The investment approach of Peter Cundill & Associates, Inc., the
Fund's sub-advisor ("Cundill" or the "sub-advisor"), is based on a contrarian "value" philosophy. The sub-advisor looks for securities that it believes are trading below their estimated intrinsic value. To determine the intrinsic value of a particular company, the sub-advisor focuses on assets, earnings, dividends, prospects and management capabilities of the company. Essentially, the sub-advisor revalues the assets and liabilities of the company to reflect the sub-advisor's estimate of fair value. Securities are purchased where there is a substantial discount of price to the estimate of the company's intrinsic value. Because the approach is to look for undervalued securities, the sub-advisor does not forecast economies or corporate earnings and does not rely on market timing.

    The Fund may invest in warrants, and securities issued on a
"when-issued" or firm commitment basis, and may engage in foreign currency exchange transactions and enter into forward foreign currency contracts.
The Fund may also invest up to 10% of its total assets in other investment companies. The Fund may not invest more than 5% of its total assets in restricted securities.

    For temporary defensive purposes and during periods when WRIICO believes that circumstances warrant, the Fund may invest without limit in
U.S. Government securities, obligations issued by domestic or foreign banks (including certificates of deposit, time deposits and bankers'
acceptances), and domestic or foreign commercial paper (which, if issued by a corporation, must be rated Prime-1 by Moody's Investors Service, Inc.
("Moody's") or A-1 -by Standard & Poor's Ratings Group ("S&P"), or if
unrated has been issued by a company that at the time of investment has an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P).
The Fund may also enter into repurchase agreements, and, for temporary or emergency purposes, may borrow up to 10% of the value of its total assets from banks.

     The Fund may purchase put and call options on stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to
10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the
Fund may engage in transactions in (and options on) stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

         INVESTMENT RESTRICTIONS FOR IVY CUNDILL GLOBAL VALUE FUND

     The Fund's investment objectives as set forth in the "Summary"
section of the Prospectus, together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority of the outstanding voting shares of the
Fund. The Fund has adopted the following fundamental investment restrictions:

     (i) The Fund has elected to be classified as a diversified series of an open-end investment company.

    (ii) The Fund will not borrow money, except as permitted under the
         Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

   (iii) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

    (iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the
         disposition of portfolio securities.

     (v) The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

    (vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by its Prospectus and this SAI.

   (vii) The Fund will not make loans to other persons, except (a)
         loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

  (viii) The Fund will not concentrate its investments in a
         particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         ADDITIONAL RESTRICTIONS FOR IVY CUNDILL GLOBAL VALUE FUND

     The Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy.

    Under these restrictions, the Fund may not:

     (i) purchase or sell real estate limited partnership interests;

    (ii) purchase or sell interests in oil, gas or mineral leases (other than securities of companies that invest in or sponsor such programs);

   (iii) invest in oil, gas and/or mineral exploration or
         development programs;

    (iv) purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, and except that the Fund may make margin deposits in connection with
         transactions in options, futures and options on futures;

     (v) make investments in securities for the purpose of exercising control over or management of the issuer;

    (vi) participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of the
         Fund and of other accounts under the investment management of the Manager for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account;

   (vii) borrow amounts in excess of 10% of its total assets, taken at the lower of cost or market value, and then only from banks as a temporary measure for extraordinary or emergency purposes.
         All borrowings will be repaid before any additional investments are made;

  (viii) purchase any security if, as a result, the Fund would then have more than 5% of its total assets (taken at current value)
         invested in securities restricted as to disposition under the
         Federal securities laws; or

    (ix) purchase securities of another investment company, except in connection with a merger, consolidation, reorganization or acquisition of assets, and except that the Fund may invest in securities of other investment companies subject to the
         restrictions in Section 12(d)(1) of the 1940 Act.

IVY EUROPEAN OPPORTUNITIES FUND

     The Fund's investment objective is long-term capital growth by investing in the securities markets of Europe. Henderson Investment
Management Limited ("Henderson"), the Fund's subadvisor responsible for day-to-day investments of the Fund's assets, will invest the Fund's assets in the securities of European companies, including those companies operating in the emerging markets of Europe and small capitalization companies operating in the developed markets of Europe. The Fund may also invest in larger capitalization European companies and European companies which have been subject to special circumstances, e.g., privatized companies or companies which provide exceptional value. Although the majority of the Fund's assets will be invested in equity securities, the
Fund may also invest in cash, short-term or long-term fixed income securities issued by corporations and governments of Europe if considered appropriate in relation to the then current economic or market conditions in any country. Investments made by the Fund may include securities issued pursuant to initial public offerings ("IPO").

     The Fund seeks to achieve its investment objective by investing primarily in the equity securities of companies domiciled or otherwise doing business (as described below) in European countries. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities
(including common stock, preferred stock and securities convertible into common stock) of European companies, which include (a) large European companies, or European companies of any size that provide special investment opportunities (such as privatized companies, those providing exceptional value, or those engaged in initial public offerings);  (b)
small and mid-capitalization companies in the more developed markets of
Europe; and (c) companies operating in Europe's emerging markets. The Fund may engage in short-term trading. The Fund may also invest in sponsored or unsponsored ADRs, EDRs, GDRs, ADSs, EDSs and GDSs. The Fund does not expect to concentrate its investments in any particular industry.

    The Fund may invest up to 35% of its net assets in debt securities, but will not invest more than 20% of its net assets in debt securities rated Ba or below by Moody's or BB or below by S&P or, if unrated, considered by Henderson to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P. The Fund may purchase Brady Bonds and other sovereign debt of countries that have restructured or are in the process of restructuring their sovereign debt.
The Fund may also purchase securities on a "when-issued" or firm commitment basis, engage in foreign currency exchange transactions and enter into forward foreign currency contracts. In addition, the Fund may invest up to 5% of its net assets in zero coupon bonds.

     For temporary defensive purposes or when Henderson believes that circumstances warrant, the Fund may invest without limit in U.S.
Government securities, investment grade debt securities (i.e., those rated
Baa or higher by Moody's or BBB or higher by S&P or, if unrated, considered by Henderson to be of comparable quality), warrants, and cash or cash equivalents such as domestic or foreign bank obligations
(including certificates of deposit, time deposits and bankers'
acceptances), short-term notes, repurchase agreements, and domestic or foreign commercial paper.

    The Fund may borrow money in accordance with the provisions of the
1940 Act. The Fund may also invest in other investment companies in accordance with the provisions of the 1940 Act, and may invest up to 15%
of its net assets in illiquid securities.

    For hedging purposes, the Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets are subject to being purchased upon the exercise of the calls.

    For hedging purposes only, the Fund may engage in transactions in
(and options on) stock index, interest rate and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets. The Fund may also write or buy straddles or spreads.

        INVESTMENT RESTRICTIONS FOR IVY EUROPEAN OPPORTUNITIES FUND

     Ivy European Opportunities Fund's investment objective, as set forth in the Prospectus under "Investment Objective and Policies," and the investment restrictions set forth below are fundamental policies of the
Fund and may not be changed with respect to the approval of a majority (as defined in the 1940 Act) of the outstanding voting shares of the Fund. The
Fund has adopted the following fundamental investment restrictions:

     (i) The Fund has elected to be classified as a diversified series of an open-end investment company.

    (ii) The Fund will not borrow money, except as permitted under the
         Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

   (iii) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

    (iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the
         disposition of portfolio securities.

    (v)  The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

    (vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI.

   (vii) The Fund will not make loans to other persons, except (a)
         loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

  (viii) The Fund will not concentrate its investments in a
         particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

        ADDITIONAL RESTRICTIONS FOR IVY EUROPEAN OPPORTUNITIES FUND

     Ivy European Opportunities Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, the Fund may not:

     (i) invest more than 15% of its net assets taken at market value at the time of investment in "illiquid securities."  Illiquid securities may include securities subject to legal or
         contractual restrictions on resale (including private
         placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in the subadvisor's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any instrument that, due to the existence of a trading market or to other factors, is liquid;

    (ii) purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that it may purchase shares of other investment companies subject to such restrictions as may be imposed by the 1940 Act and rules thereunder;

   (iii) purchase or sell real estate limited partnership interests;

    (iv) sell securities short, except for short sales "against the box";

    (v)  participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of the
         Fund and of other accounts under the investment management of the Fund's subadvisor for the sale or purchase of portfolio securities shall not be considered participation in a joint securities trading account;

    (vi) purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with transactions in options, futures and options on futures;

   (vii) make investments in securities for the purpose of
         exercising control over or management of the issuer; or

  (viii) invest in interests in oil, gas and/or mineral exploration or development programs (other than securities of companies that invest in or sponsor such programs).

IVY GLOBAL NATURAL RESOURCES FUND

     Ivy Global Natural Resources Fund's investment objective is long-term growth. Any income realized will be incidental. Under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities (including common stock, preferred stock and securities convertible into common stock) of companies of any size throughout the world that own, explore or develop natural resources and other basic commodities or supply goods and services to such companies. Under this investment policy, at least three different countries (one of which may be the United States) will be represented in the Fund's overall portfolio holdings. "Natural resources"
generally include precious metals (such as gold, silver and platinum), ferrous and nonferrous metals (such as iron, aluminum and copper), strategic metals (such as uranium and titanium), coal, oil, natural gases, timber, undeveloped real property and agricultural commodities. Although the Fund generally invests in common stock, it may also invest in preferred stock, securities convertible into common stock and sponsored or unsponsored ADRs, GDRs, ADSs and GDSs. The Fund may also invest directly in precious metals and other physical commodities.

    The Fund's investment advisor is Mackenzie Financial Corporation
("MFC"), 150 Bloor Street West, Suite 400, Toronto, Ontario, Canada M5S3B5.
In selecting the Fund's investments, MFC will seek to identify securities of companies that, in MFC's opinion, appear to be undervalued relative to the value of the companies' natural resource holdings.

     MFC believes that certain political and economic changes in the global environment in recent years have had and will continue to have a profound effect on global supply and demand of natural resources, and that rising demand from developing markets and new sources of supply should create attractive investment opportunities.

    For temporary defensive purposes, Ivy Global Natural Resources Fund may invest without limit in cash or cash equivalents, such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary or emergency purposes, the Fund may borrow from banks in accordance with the provisions of the 1940 Act, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets. The Fund may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest in other investment companies in accordance with the provisions of the 1940 Act, and may invest up to 15% of its net assets in illiquid securities.

For hedging purposes only, the Fund may engage in transactions in (and options on) foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets. The Fund may also write or buy puts, calls, straddles or spreads.

       INVESTMENT RESTRICTIONS FOR IVY GLOBAL NATURAL RESOURCES FUND

     Ivy Global Natural Resources Fund's investment objectives as set forth in the "Summary" section of the Prospectus, together with the investment restrictions set forth below, are fundamental policies of the
Fund and may not be changed without the approval of a majority of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

     (i) The Fund has elected to be classified as a diversified series of an open-end investment company.

    (ii) The Fund will not borrow money, except as permitted under the
         Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

   (iii) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

    (iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the
         disposition of portfolio securities.

    (v)  The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

    (vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in (a) commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI and (b)
         commodities relating to natural resources, as described in the
         Prospectus and this SAI.

   (vii) The Fund will not make loans to other persons, except (a)
         loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

  (viii) The Fund will not concentrate its investments in a
         particular industry, as the term "concentrate" is interpreted in connection with the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

       ADDITIONAL RESTRICTIONS FOR IVY GLOBAL NATURAL RESOURCES FUND

     Ivy Global Natural Resources Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, the Fund may not:

     (i) invest more than 15% of its net assets taken at market value at the time of investment in "illiquid securities."  Illiquid securities may include securities subject to legal or
         contractual restrictions on resale (including private
         placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in WRIICO's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any instrument that, due to the existence of a trading market, to the Fund's compliance with certain conditions intended to provide liquidity, or to other factors, is liquid;

    (ii) purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that it may purchase shares of other investment companies subject to such restrictions as may be imposed by the 1940 Act and rules thereunder;

   (iii) purchase or sell interests in oil, gas or mineral leases
         (other than securities of companies that invest in or sponsor such programs);

    (iv) invest in interests in oil, gas and/or mineral exploration or development programs;

    (v)  sell securities short, except for short sales "against the box;"

    (vi) borrow money, except for temporary or emergency purposes. The
         Fund may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets;

   (vii) participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of the
         Fund and of other accounts under the investment management of the Fund's investment advisor for the sale or purchase of
         portfolio securities shall not be considered participation in a joint securities trading account;

  (viii) purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with
         transactions in options, futures and options on futures; or

    (ix) make investments in securities for the purpose of exercising control over management of the issuer.

     Under the 1940 Act, the Fund is permitted, subject to its investment restrictions, to borrow money only from banks. The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets. The
Fund will continue to interpret fundamental investment restriction (v)
above to prohibit investment in real estate limited partnership interests;
this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including real estate investment trusts.

IVY INTERNATIONAL FUND

     The Fund's principal objective is long-term capital growth primarily through investment in equity securities. Consideration of current income is secondary to this principal objective. It is anticipated that at least
80% of the Fund's net assets will be invested in common stocks (and securities convertible into common stocks) principally traded in European,
Pacific Basin and Latin American markets. Under this investment policy, at least three different countries (other than the United States) will be represented in the Fund's overall portfolio holdings. For temporary defensive purposes, the Fund may also invest in equity securities principally traded in U.S. markets.

    WRIICO invests the Fund's assets in a variety of economic sectors, industry segments and individual securities to reduce the effects of price volatility in any one area and to enable shareholders to participate in markets that do not necessarily move in concert with U.S. markets. WRIICO seeks to identify healthy foreign economies, and then searches out growing industries and corporations, focusing on companies with established records. Individual securities are selected on the basis of various indicators, such as earnings, cash flow, assets, long-term growth potential and quality of management, and are reviewed for fundamental financial strength. Companies in which investments are made will generally have at least $1 billion in capitalization and a solid history of operations.

     When economic or market conditions warrant, the Fund may invest without limit in U.S. Government securities, investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by
S&P, or if unrated, considered by WRIICO to be of comparable quality), preferred stocks, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, warrants, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary or emergency purposes, the Fund may borrow up to 10% of the value of its total assets from banks. The Fund may also purchase securities on a "when-issued" or firm commitment basis, and may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest up to 15% of its net assets in illiquid securities.

    The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets is subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on)
stock index and foreign currency futures contracts, provided that the
Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

           INVESTMENT RESTRICTIONS FOR IVY INTERNATIONAL FUND

     The Fund's investment objectives as set forth in the Prospectus under
"Summary," and the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority (as defined in the 1940 Act) of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

     (i) The Fund has elected to be classified as a diversified series of an open-end investment company.

    (ii) The Fund will not borrow money, except as permitted under the
         Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

   (iii) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

    (iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the
         disposition of portfolio securities.

    (v)  The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

    (vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI.

   (vii) The Fund will not make loans to other persons, except (a)
         loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

  (viii) The Fund will not concentrate its investments in a
         particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

           ADDITIONAL RESTRICTIONS FOR IVY INTERNATIONAL FUND

     The Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy.

    Under these restrictions, the Fund may not:

     (i) invest in oil, gas or other mineral leases or exploration or development programs;

    (ii) invest in companies for the purpose of exercising control of management;

   (iii) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges;

    (iv) borrow money, except for temporary purposes where investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10%
         of the value of the total assets of the Fund at the time any such loan is made;

    (v)  purchase securities on margin;

    (vi) sell securities short;

   (vii) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the 1940 Act;

  (viii) invest more than 5% of the value of its total assets in the securities of any one issuer (except obligations of domestic banks or the U.S. Government, its agencies, authorities, and instrumentalities);

    (ix) hold more than 10% of the voting securities of any one issuer
         (except obligations of domestic banks or the U.S. Government, its agencies, authorities and instrumentalities); or

    (x)  purchase the securities of any other open-end investment company, except as part of a plan of merger or consolidation.

     Under the Investment Company Act of 1940, the Fund is permitted, subject to its investment restrictions, to borrow money only from banks.
The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets. The Fund will continue to interpret fundamental investment restriction (v) above to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including real estate investment trusts.

IVY INTERNATIONAL VALUE FUND

     Ivy International Value Fund's principal investment objective is long-term capital growth primarily through investment in equity securities. Consideration of current income is secondary to this principal objective. It is anticipated that at least 80% of the Fund's net assets will be invested in common stocks (and securities convertible into common stocks) principally traded in European, Pacific Basin and Latin American markets. Under this investment policy, at least three different countries
(other than the United States) will be represented in the Fund's overall portfolio holdings. For temporary defensive purposes, the Fund may also invest in equity securities principally traded in U.S. markets. WRIICO, the Fund's investment manager, invests the Fund's assets in a variety of economic sectors, industry segments and individual securities in order to reduce the effects of price volatility in any one area and to enable shareholders to participate in markets that do not necessarily move in concert with U.S. markets. WRIICO seeks to identify rapidly expanding foreign economies, and then searches out growing industries and corporations, focusing on companies with established records. Individual securities are selected based on value indicators, such as a low price-earnings ratio, and are reviewed for fundamental financial strength.
Companies in which investments are made will generally have at least
$1 billion in capitalization and a solid history of operations.

     When economic or market conditions warrant, the Fund may invest without limit in U.S. Government securities, investment-grade debt securities (i.e., those rated Baa or higher by Moody's or BBB or higher by
S&P, or if unrated, considered by WRIICO to be of comparable quality), preferred stocks, sponsored or unsponsored ADRs, GDRs, ADSs and GDSs, warrants, or cash or cash equivalents such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary or emergency purposes, the Fund may borrow up to 10% of the value of its total assets from banks. The Fund may also purchase securities on a "when-issued" or firm commitment basis, and may engage in foreign currency exchange transactions and enter into forward foreign currency contracts. The Fund may also invest in other investment companies in accordance with the provisions of the 1940 Act and up to 15% of its net assets in illiquid securities.

    The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets are subject to being purchased upon the exercise of the calls. For hedging purposes only, the Fund may engage in transactions in (and options on)
stock index and foreign currency futures contracts, provided that the
Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

         INVESTMENT RESTRICTIONS FOR IVY INTERNATIONAL VALUE FUND

     Ivy International Value Fund's investment objectives as set forth in the "Summary" section of the Prospectus, together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

     (i) The Fund has elected to be classified as a diversified series of an open-end investment company.

    (ii) The Fund will not borrow money, except as permitted under the
         Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

   (iii) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

    (iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the
         disposition of portfolio securities.

    (v)  The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

    (vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI.

   (vii) The Fund will not make loans to other persons, except (a)
         loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

  (viii) The Fund will not concentrate its investments in a
         particular industry, as the term "concentrate" is interpreted in connection with the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

         ADDITIONAL RESTRICTIONS FOR IVY INTERNATIONAL VALUE FUND

     Ivy International Value Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy.

    Under these restrictions, the Fund may not:

     (i) invest in oil, gas or other mineral leases or exploration or development programs;

    (ii) invest in companies for the purpose of exercising control of management;

   (iii) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges;

    (iv) sell securities short, except for short sales "against the box;"

    (v)  borrow amounts in excess of 10% of its total assets, taken at the lower of cost or market value, and then only from banks as a temporary measure for emergency purposes.

    (vi) purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the 1940 Act;

   (vii) purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with
         transactions in options, futures and options on futures; or

  (viii) purchase the securities of any other open-end investment company, except as part of a plan of merger or consolidations, and except that the Fund may purchase shares of other investment companies subject to such restrictions as may be imposed by the
         1940 Act and rules thereunder.

     Ivy International Value Fund will continue to interpret fundamental investment restriction (v) above to prohibit investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including real estate investment trusts.

    Under the Investment Company Act of 1940, the Fund is permitted, subject to its investment restrictions, to borrow money only from banks.
The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets.

IVY MONEY MARKET FUND

     The Fund seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity by investing in high-quality, short-term securities. The Fund's investment objective is fundamental and may not be changed without the approval of a majority of the Fund's outstanding voting shares, although the Trustees may make non-
material changes in the Fund's objectives without shareholder approval.
Except for the Fund's investment objective and those investment restrictions specifically identified as fundamental, all investment policies and practices described in the Prospectus and in this SAI are not fundamental and therefore may be changed by the Trustees without shareholder approval. There can be no assurance that the Fund will achieve its investment objectives. The different types of securities and investment techniques used by the Fund involve varying degrees of risk.
For information about the particular risks associated with each type of investment, see the description of risk factors below, and the "Risk
Factors and Investment Techniques" section of the Prospectus.

    The Fund invests in money market instruments maturing within thirteen months or less and maintains a portfolio with a dollar-weighted average maturity of 90 days or less. By purchasing such short-term securities, the
Fund will attempt to maintain a constant net asset value of $1.00 per share. The Funds portfolio of investments is actively monitored on a daily basis to maintain competitive yields on investments.

     The securities in which the Fund invests must present minimal credit risk and be rated in one of the two highest short-term rating categories for debt obligations by at least two nationally recognized statistical rating organizations ("NRSROs") assigning a rating to the securities or issuer, or if only one NRSRO has assigned a rating, by that agency or determined to be of equivalent value by WRIICO. Purchases of securities that are rated by only one NRSRO must be previously approved or ratified subsequently by the Trustees. Securities that are rated in the highest short-term rating category by at least two NRSROs (or that have been issued by an issuer that is rated with respect to a class of short-term debt obligations, or any security within that class, comparable in priority and quality with such securities) are designated "First Tier
Securities."  Securities rated in the two highest short-term rating categories by at least two NRSROs, but which are not rated in the highest category by two or more NRSROs, are designated "Second Tier Securities."
WRIICO shall determine whether a security presents minimal credit risk under procedures adopted by the Board of Trustees.

     The Fund will invest in the following categories of money market instrument:  (i) debt securities issued or guaranteed by the U.S.
Government, its agencies or instrumentalities; (ii) obligations (including certificates of deposits and bankers' acceptances) of domestic banks and savings and loan associations; (iii) high-quality commercial paper that at the time of purchase is rated at least A-2 by Moody's or AA or P-2 by S&P or, if unrated, is issued or guaranteed by a corporation with outstanding debt rated AA or higher by S&P or Aa or higher by Moody's or which is judged by WRIICO to be of at least equivalent quality; (iv) short-term corporate notes, bonds and debentures that at the time of purchase are rated at least Aa by Moody's or AA by S&P or that are judged by WRIICO to be of at least equivalent quality; and (v) repurchase agreements with domestic banks for periods not exceeding seven days and only with respect to U.S. government securities that throughout the period have a value at least equal to the amount of the loan (including accrued interest).

    The Fund may not invest more than 5% of its total assets in the securities of any one issuer; provided, however, the Fund may invest up to
25% of its total assets in first tier securities of a single issuer for a period of up to 3 business days after purchase. This limitation shall not apply to U.S. Government securities. Further, the Fund will not invest more than the greater of 1% of its total assets or one million dollars in the securities of a single issuer that were Second Tier Securities when acquired by the Fund. In addition, the Fund may not invest more than 5% of its total assets in securities that are Second Tier Securities when acquired by the Fund. As a fundamental policy, the Fund may not borrow money, except for temporary purposes, and then only in an amount not exceeding 10% of the value of the Fund's total assets.

             INVESTMENT RESTRICTIONS FOR IVY MONEY MARKET FUND

     The Fund's investment objectives as set forth in the Prospectus under
"Investment Objective and Policies," together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority (as defined in the 1940
Act), of the Fund's outstanding voting shares. The Fund has adopted the following fundamental investment restrictions:

     (i) The Fund has elected to be classified as a diversified series of an open-end investment company.

    (ii) The Fund will not borrow money, except as permitted under the
         Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

   (iii) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

    (iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the
         disposition of portfolio securities.

    (v)  The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

    (vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI.

   (vii) The Fund will not make loans to other persons, except (a)
         loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

  (viii) The Fund will not concentrate its investments in a
         particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, although the Fund may
         concentrate its investments in instruments issued by domestic banks in accordance with its Prospectus and applicable law.

               ADDITIONAL RESTRICTIONS FOR MONEY MARKET FUND

     The Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval to the extent permitted by applicable law, regulation or regulatory policy.
Under these restrictions, the Fund may not:

     (i) invest in oil, gas or other mineral leases or exploration or development programs;

    (ii) invest more than 5% of the value of its total assets in the securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years;

   (iii) purchase a security if, as a result, more than 10% of its net assets would consist of illiquid investments (illiquid investments include restricted securities not determined to be liquid pursuant to guidelines adopted by the Board of Trustees);

    (iv) engage in the purchase and sale of puts, calls, straddles or spreads (except to the extent described in the Prospectus and in this SAI);

    (v)  invest in companies for the purpose of exercising control of management;

    (vi) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New
         York or American Stock Exchanges;

   (vii) borrow money, except for temporary purposes where
         investment transactions might advantageously require it. Any such loan may not be for a period in excess of 60 days, and the aggregate amount of all outstanding loans may not at any time exceed 10% of the value of the total assets of the Fund at the time any such loan is made;

  (viii) purchase securities on margin;

    (ix) sell securities short;

    (x)  purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the 1940 Act; or

    (xi) purchase the securities of any other open-end investment company, except as part of a plan of merger or consolidation.

     Under the 1940 Act, the Fund is permitted, subject to the above investment restrictions, to borrow money only from banks. The Trust has no current intention of borrowing amounts in excess of 5% of the Fund's assets. The Fund will continue to interpret fundamental investment restriction (v) as prohibiting investment in real estate limited partnership interests; this restriction shall not, however, prohibit investment in readily marketable securities of companies that invest in real estate or interests therein, including real estate investment trusts.

IVY PACIFIC OPPORTUNITIES FUND

     The Fund's principal investment objective is long-term capital growth. Consideration of current income is secondary to this principal objective. Under normal circumstances the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the equity securities (including common stock, preferred stock and securities convertible into common stock) of companies such as those whose securities are traded mainly on markets in the Pacific region, which for purposes of this SAI is defined to include Australia, Bangladesh, Brunai,
China, Hong Kong, India, Indonesia, Malaysia, New Zealand, Pakistan, the
Philippines, Singapore, Sri Lanka, South Korea, Taiwan, Thailand and
Vietnam. Securities of Pacific region issuers include: (a) securities of companies organized under the laws of a Pacific region country or whose principal securities trading market is in the Pacific region;
(b) securities that are issued or guaranteed by the government of a
Pacific region country, its agencies or instrumentalities, political subdivisions or the country's central bank; (c) securities of a company, wherever organized, where at least 50% of the company's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in the Pacific region; and
(d) any of the preceding types of securities in the form of depository shares.

    The Fund may participate in markets throughout the Pacific region, and it is expected that the Fund will be invested at all times in at least three Pacific region countries. Although it is permitted to, the Fund does not currently anticipate investing in Japan. As a fundamental policy, the
Fund does not concentrate its investments in any particular industry.

    The Fund may invest up to 35% of its assets in investment-grade debt securities (i.e., those rated in the four highest rating categories used by Moody's or S&P of government or corporate issuers in emerging market countries, equity securities and investment-grade debt securities of issuers in developed countries (including the United States), warrants, and cash or cash equivalents, such as bank obligations (including certificates of deposit and bankers' acceptances), commercial paper, short-term notes and repurchase agreements. For temporary defensive purposes, the Fund may invest without limit in such instruments. The Fund may also invest up to 5% of its net assets in zero coupon bonds, and in debt securities rated Ba or below by Moody's or BB or below by S&P, or if unrated, are considered by WRIICO to be of comparable quality (commonly referred to as "high yield" or "junk" bonds). The Fund will not invest in debt securities rated less than C by either Moody's or S&P.

     For temporary or emergency purposes, the Fund may borrow from banks in accordance with the provisions of the 1940 Act, but may not purchase securities at any time during which the value of the Fund's outstanding loans exceeds 10% of the value of the Fund's total assets. The Fund may invest in sponsored or unsponsored American Depository Receipts ("ADRs"),
Global Depository Receipts ("GDRs"), American Depository Shares ("ADSs),
and Global Depository Shares ("GDSs), warrants, and securities issued on a
"when-issued" or firm commitment basis, and may engage in foreign currency exchange transactions and enter into forward foreign currency contracts.
The Fund may also invest in other investment companies in accordance with the provisions of the 1940 Act, and up to 15% of its net assets in illiquid securities.

    The Fund may purchase put and call options on securities and stock indices, provided the premium paid for such options does not exceed 5% of the Fund's net assets. The Fund may also sell covered put options with respect to up to 10% of the value of its net assets, and may write covered call options so long as not more than 25% of the Fund's net assets are subject to being purchased upon the exercise of the calls. The Fund may write or buy straddles or spreads. For hedging purposes only, the Fund may engage in transactions in stock index and foreign currency futures contracts, provided that the Fund's equivalent exposure in such contracts does not exceed 15% of its total assets.

        INVESTMENT RESTRICTIONS FOR IVY PACIFIC OPPORTUNITIES FUND

     Ivy Pacific Opportunities Fund's investment objectives as set forth in the "Summary" section of the Prospectus, together with the investment restrictions set forth below, are fundamental policies of the Fund and may not be changed without the approval of a majority (as defined in the 1940
Act) of the outstanding voting shares of the Fund. The Fund has adopted the following fundamental investment restrictions:

     (i) The Fund has elected to be classified as a diversified series of an open-end investment company.

    (ii) The Fund will not borrow money, except as permitted under the
         Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

   (iii) The Fund will not issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

    (iv) The Fund will not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the
         disposition of portfolio securities.

    (v)  The Fund will not purchase or sell real estate (which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein), except that the Fund may hold and sell real estate acquired as a result of the Fund's ownership of securities.

    (vi) The Fund will not purchase physical commodities or contracts relating to physical commodities, although the Fund may invest in commodities futures contracts and options thereon to the extent permitted by the Prospectus and this SAI.

   (vii) The Fund will not make loans to other persons, except (a)
         loans of portfolio securities, and (b) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

  (viii) The Fund will not concentrate its investments in a
         particular industry, as the term "concentrate" is interpreted in connection with the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

        ADDITIONAL RESTRICTIONS FOR IVY PACIFIC OPPORTUNITIES FUND

     Ivy Pacific Opportunities Fund has adopted the following additional restrictions, which are not fundamental and which may be changed without shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, the Fund may not:

     (i) invest in oil, gas or other mineral leases or exploration or development programs;

    (ii) invest in companies for the purpose of exercising control of management;

   (iii) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges;

    (iv) purchase securities of other investment companies, except in connection with a merger, consolidation or sale of assets, and except that it may purchase shares of other investment companies subject to such restrictions as may be imposed by the Investment
         Company Act of 1940 and rules thereunder;

    (v)  invest more than 15% of its net assets taken at market value at the time of the investment in "illiquid securities."  Illiquid securities may include securities subject to legal or
         contractual restrictions on resale (including private
         placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the Fund has purchased, securities being used to cover certain options that the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in
         WRIICO's opinion, subject to the Board's supervision, may be deemed illiquid, but shall not include any instrument that, due to the existence of a trading market, to the Fund's compliance with certain conditions intended to provide liquidity, or to other factors, is liquid;

    (vi) borrow money, except for temporary purposes. The Fund may not purchase securities at any time during which the value of the
         Fund's outstanding loans exceeds 10% of the value of the Fund's total assets;

   (vii) purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions, but the Fund may make margin deposits in connection with
         transactions in options, futures and options on futures;

  (viii) participate on a joint or a joint and several basis in any trading account in securities. The "bunching" of orders of the
         Fund and of other accounts under the investment management of the Fund's investment advisor for the sale or purchase of
         portfolio securities shall not be considered participation in a joint securities trading account;

    (ix) sell securities short, except for short sales "against the box";
         or

    (x)  purchase from or sell to any of its officers or trustees, or firms of which any of them are members or which they control, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions to the extent permitted by the Investment Company
         Act of 1940.

                            RISK CONSIDERATIONS

EQUITY SECURITIES

    Equity securities can be issued by companies to raise cash; all equity securities represent a proportionate ownership interest in a company. As a result, the value of equity securities rises and falls with a company's success or failure. The market value of equity securities can fluctuate significantly, with smaller companies being particularly susceptible to price swings. Transaction costs in smaller company stocks may also be higher than those of larger companies.

CONVERTIBLE SECURITIES

    The convertible securities in which each Fund may invest include corporate bonds, notes, debentures, preferred stock and other securities that may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Investments in convertible securities can provide income through interest and dividend payments as well as an opportunity for capital appreciation by virtue of their conversion or exchange features. Because convertible securities can be converted into equity securities, their values will normally vary in some proportion with those of the underlying equity securities. Convertible securities usually provide a higher yield than the underlying equity, however, so that the price decline of a convertible security may sometimes be less substantial than that of the underlying equity security. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio.
Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock changes, and, therefore, also tends to follow movements in the general market for equity securities. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock, although typically not as much as the price of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

    As debt securities, convertible securities are investments that provide for a stream of income. Like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

    Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, are senior in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, convertible bonds and convertible preferred stock typically have lower coupon rates than similar non-
convertible securities. Convertible securities may be issued as fixed income obligations that pay current income.

SMALL COMPANIES

    Investing in smaller company stocks involves certain special considerations and risks that are not usually associated with investing in larger, more established companies. For example, the securities of small or new companies may be subject to more abrupt or erratic market movements because they tend to be thinly traded and are subject to a greater degree to changes in the issuer's earnings and prospects. Small companies also tend to have limited product lines, markets or financial resources.
Transaction costs in smaller company stocks also may be higher than those of larger companies.

INITIAL PUBLIC OFFERINGS

    Securities issued through an initial public offering (IPO) can experience an immediate drop in value if the demand for the securities does not continue to support the offering price. Information about the issuers of IPO securities is also difficult to acquire since they are new to the market and may not have lengthy operating histories. Some Funds may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. The number of securities issued in an IPO is limited, so it is likely that IPO securities will represent a smaller component of a Fund's portfolio as the
Fund's assets increase (and thus have a more limited effect on the Fund's performance).

NATURAL RESOURCES AND PHYSICAL COMMODITIES

    Since Ivy Global Natural Resources Fund normally invests a substantial portion of its assets in securities of companies engaged in natural resources activities, that Fund may be subject to greater risks and market fluctuations than funds with more diversified portfolios. The value of the Fund's securities will fluctuate in response to market conditions generally, and will be particularly sensitive to the markets for those natural resources in which a particular issuer is involved. The values of natural resources may also fluctuate directly with respect to real and perceived inflationary trends and various political developments.
In selecting the Fund's portfolio of investments, MFC will consider each company's ability to create new products, secure any necessary regulatory approvals, and generate sufficient customer demand. A company's failure to perform well in any one of these areas, however, could cause its stock to decline sharply.

    Natural resource industries throughout the world may be subject to greater political, environmental and other governmental regulation than many other industries. Changes in governmental policies and the need for regulatory approvals may have an adverse effect on the products and services of natural resources companies. For example, the exploration, development and distribution of coal, oil and gas in the United States are subject to significant Federal and state regulation, which may affect rates of return on such investments and the kinds of services that may be offered to companies in those industries. In addition, many natural resource companies have been subject to significant costs associated with compliance with environmental and other safety regulations. Such regulations may also hamper the development of new technologies. The direction, type or effect of any future regulations affecting natural resource industries are virtually impossible to predict.

    Ivy Global Natural Resources Fund's investments in precious metals
(such as gold) and other physical commodities are considered speculative and subject to special risk considerations, including substantial price fluctuations over short periods of time. On the other hand, investments in precious metals coins or bullion could help to moderate fluctuations in the value of the Fund's portfolio, since the prices of precious metals have at times tended not to fluctuate as widely as shares of issuers engaged in the mining of precious metals. Because precious metals and other commodities do not generate investment income, however, the return on such investments will be derived solely from the appreciation and depreciation on such investments. The Fund may also incur storage and other costs relating to its investments in precious metals and other commodities, which may, under certain circumstances, exceed custodial and brokerage costs associated with investments in other types of securities.
When the Fund purchases a precious metal, MFC currently intends that it will only be in a form that is readily marketable. Under current U.S. tax law, the Fund may not receive more than 10% of its yearly income from gains resulting from selling precious metals or any other physical commodity. Accordingly, the Fund may be required to hold its precious metals or sell them at a loss, or to sell its portfolio securities at a gain, when for investment reasons it would not otherwise do so.

ADJUSTABLE RATE PREFERRED STOCKS

    Adjustable rate preferred stocks have a variable dividend, generally determined on a quarterly basis according to a formula based upon a specified premium or discount to the yield on a particular U.S. Treasury security rather than a dividend which is set for the life of the issue.
Although the dividend rates on these stocks are adjusted quarterly and their market value should therefore be less sensitive to interest rate fluctuations than are other fixed income securities and preferred stocks, the market values of adjustable rate preferred stocks have fluctuated and can be expected to continue to do so in the future.

DEBT SECURITIES

    IN GENERAL. Investment in debt securities involves both interest rate and credit risk. Generally, the value of debt instruments rises and falls inversely with fluctuations in interest rates. As interest rates decline, the value of debt securities generally increases. Conversely, rising interest rates tend to cause the value of debt securities to decrease.
Bonds with longer maturities generally are more volatile than bonds with shorter maturities. The market value of debt securities also varies according to the relative financial condition of the issuer. In general, lower-quality bonds offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument.

    INVESTMENT-GRADE DEBT SECURITIES. Bonds rated Aaa by Moody's and AAA by S&P are judged to be of the best quality (i.e., capacity to pay interest and repay principal is extremely strong). Bonds rated Aa/AA are considered to be of high quality (i.e., capacity to pay interest and repay principal is very strong and differs from the highest rated issues only to a small degree). Bonds rated A are viewed as having many favorable investment attributes, but elements may be present that suggest a susceptibility to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Bonds rated
Baa/BBB (considered by Moody's to be "medium grade" obligations) are considered to have an adequate capacity to pay interest and repay principal, but certain protective elements may be lacking (i.e., such bonds lack outstanding investment characteristics and have some speculative characteristics). Each Fund may invest in debt securities that are given an investment-grade rating by Moody's or S&P, and may also invest in unrated debt securities that are considered by WRIICO to be of comparable quality.

    LOW-RATED DEBT SECURITIES. Securities rated lower than Baa by Moody's or BBB by S&P, and comparable unrated securities (commonly referred to as
"high yield" or "junk" bonds), including many emerging markets bonds, are considered to be predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. The lower the ratings of corporate debt securities, the more their risks render them like equity securities. Such securities carry a high degree of risk
(including the possibility of default or bankruptcy of the issuers of such securities), and generally involve greater volatility of price and risk of principal and income (and may be less liquid) than securities in the higher rating categories. (See Appendix A for a more complete description of the ratings assigned by Moody's and S&P and their respective characteristics.)

    Lower rated and unrated securities are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest.
Also, an increase in interest rates would likely have an adverse  impact on the value of such obligations. During an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high yield securities may adversely affect a
Fund's net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than  income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

    Changes in interest rates may have a less direct or dominant impact on high yield bonds than on higher quality issues of similar maturities.
However, the price of high yield bonds can change significantly or suddenly due to a host of factors including changes in interest rates, fundamental credit quality, market psychology, government regulations,
U.S. economic growth and, at times, stock market activity. High yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund may have to replace the security with a lower yielding security.

    The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of each Fund to accurately value high yield securities in the
Fund's portfolio, could adversely affect the price at which a Fund could sell such securities, and cause large fluctuations in the daily net asset value of a Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of low-rated debt securities, especially in a thinly traded market. When secondary markets for high yield securities become relatively less liquid, it may be more difficult to value the securities, requiring additional research and elements of judgment. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

    Credit quality in the high yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high yield security.
For these reasons, it is the policy of WRIICO not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of each Fund's investment objectives by investment in such securities may be more dependent on WRIICO's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, WRIICO will determine whether it is in the best interest of each Fund to retain or dispose of such security.
However, should any individual bond held by any Fund be downgraded below a rating of C, WRIICO currently intends to dispose of such bond based on then existing market conditions.

    Prices for high yield securities may be affected by legislative and regulatory developments. For example, Federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, Congress has from time to time considered legislation that would restrict or eliminate the corporate tax deduction for interest payments in these securities and regulate corporate restructurings. Such legislation may significantly depress the prices of outstanding securities of this type.

    U.S. GOVERNMENT SECURITIES. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Securities guaranteed by the U.S. Government include:
(1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (2) Federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates, which are mortgage-backed securities). When such securities are held to maturity, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. U.S. Government securities that are not held to maturity are subject to variations in market value due to fluctuations in interest rates.

    Mortgage-backed securities are securities representing part ownership of a pool of mortgage loans. For example, GNMA certificates are securities in which the timely payment of principal and interest is guaranteed by the full faith and credit of the U.S. Government. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the loans typically will be substantially less because the mortgages will be subject to principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the security. Conversely, rising interest rates tend to decrease the rate of prepayments, thereby lengthening the actual average life of the security (and increasing the security's price volatility).
Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayment may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, mortgage-backed securities can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, and may involve significantly greater price and yield volatility than traditional debt securities. Such securities may appreciate or decline in market value during periods of declining or rising interest rates, respectively.

    Securities issued by U.S. Government instrumentalities and certain
Federal agencies are neither direct obligations of nor guaranteed by the
U.S. Treasury; however, they involve Federal sponsorship in one way or another. Some are backed by specific types of collateral, some are supported by the issuer's right to borrow from the Treasury, some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer, others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks,
Farmers Home Administration, Central Bank for Cooperatives, Federal
Intermediate Credit Banks, Federal Home Loan Banks, Federal National
Mortgage Association, Federal Home Loan Mortgage Association, and Student
Loan Marketing Association.

    ZERO COUPON BONDS. Zero coupon bonds are debt obligations issued without any requirement for the periodic payment of interest. Zero coupon bonds are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds would accrue and compound over the period until maturity at a rate of interest reflecting the market rate at the time of issuance. If a Fund holds zero coupon bonds in its portfolio, it would recognize income currently for Federal income tax purposes in the amount of the unpaid, accrued interest and generally would be required to distribute dividends representing such income to shareholders currently, even though funds representing such income would not have been received by the Fund. Cash to pay dividends representing unpaid, accrued interest may be obtained from, for example, sales proceeds of portfolio securities and Fund shares and from loan proceeds. The potential sale of portfolio securities to pay cash distributions from income earned on zero coupon bonds may result in a Fund being forced to sell portfolio securities at a time when it might otherwise choose not to sell these securities and when the Fund might incur a capital loss on such sales. Because interest on zero coupon obligations is not distributed to each Fund on a current basis, but is in effect compounded, the value of the securities of this type is subject to greater fluctuations in response to changing interest rates than the value of debt obligations which distribute income regularly.

    FIRM COMMITMENT AGREEMENTS AND "WHEN-ISSUED" SECURITIES. New issues of certain debt securities are often offered on a "when-issued" basis, meaning the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the date of the commitment to purchase. Firm commitment agreements call for the purchase of securities at an agreed-upon price on a specified future date. Certain of the Funds use such investment techniques in order to secure what is considered to be an advantageous price and yield to a Fund and not for purposes of leveraging the Fund's assets. In either instance, a Fund will maintain in a segregated account with its Custodian, cash or liquid securities equal
(on a daily marked-to-market basis) to the amount of its commitment to purchase the underlying securities.

ILLIQUID SECURITIES

    Each Fund may purchase securities other than in the open market.
While such purchases may often offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often "restricted securities" or "not readily marketable"
(i.e., they cannot be sold to the public without registration under the
Securities Act of 1933, as amended (the "1933 Act"), or the availability of an exemption from registration (such as Rule 144A) or because they are subject to other legal or contractual delays in or restrictions on resale). This investment practice, therefore, could have the effect of increasing the level of illiquidity of each Fund. It is each Fund's policy that illiquid securities (including repurchase agreements of more than seven days duration, certain restricted securities, and other securities which are not readily marketable) may not constitute, at the time of purchase, more than 15% of the value of the Fund's net assets. The Trust's
Board of Trustees has approved guidelines for use by WRIICO in determining whether a security is liquid and therefore not subject to the 15% limitation.

    Generally speaking, restricted securities may be sold (i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the 1933 Act.
Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. If adverse market conditions were to develop during the period between a Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Where a registration statement is required for the resale of restricted securities, a Fund may be required to bear all or part of the registration expenses. Each Fund may be deemed to be an "underwriter" for purposes of the 1933 Act when selling restricted securities to the public and, if so, could be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

    Since it is not possible to predict with assurance that the market for securities eligible for resale under Rule 144A will continue to be liquid, WRIICO will monitor such restricted securities subject to the supervision of the Board of Trustees. Among the factors WRIICO may consider in reaching liquidity decisions relating to Rule 144A and other illiquid securities are:  (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer).

FOREIGN SECURITIES

    The securities of foreign issuers in which each Fund (other than Ivy
Money Market Fund) may invest include non-U.S. dollar-denominated debt securities, Euro dollar securities, sponsored and unsponsored American
Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") and
related depository instruments, American Depository Shares ("ADSs"),
Global Depository Shares ("GDSs"), and debt securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in each Fund's domestic investments.

    Although WRIICO intends to invest each Fund's assets only in nations that are generally considered to have relatively stable and friendly governments, there is the possibility of expropriation, nationalization, repatriation  or confiscatory taxation, taxation on income earned in a foreign country and other foreign taxes, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default on foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available for U.S. companies. Moreover, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the
United States. Foreign securities transactions may also be subject to higher brokerage costs than domestic securities transactions. The foreign securities markets of many of the countries in which each Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States. In addition, each Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts.

    Foreign bond markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Further, the inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund because of subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell the security, in possible liability to the purchaser. It may be more difficult for each Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Moreover, individual foreign economies may differ favorably or unfavorably from the United
States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. WRIICO seeks to mitigate the risks to each Fund associated with the foregoing considerations through investment variation and continuous professional management.

DEPOSITORY RECEIPTS

    ADRs, GDRs, ADSs, GDSs and related securities are depository instruments, the issuance of which is typically administered by a U.S. or foreign bank or trust company. These instruments evidence ownership of underlying securities issued by a U.S. or foreign corporation. ADRs are publicly traded on exchanges or over-the-counter ("OTC") in the United
States. Unsponsored programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current or as readily available as in the case of sponsored depository instruments, and their prices may be more volatile than if they were sponsored by the issuers of the underlying securities.

EMERGING MARKETS

    Each Fund (other than Ivy Money Market Fund) could have significant investments in securities traded in emerging markets. Investors should recognize that investing in such countries involves special
considerations, in addition to those set forth above, that are not typically associated with investing in United States securities and that may affect the performance of each Fund (other than Ivy Money Market Fund)
favorably or unfavorably.

    In recent years, many emerging market countries around the world have undergone political changes that have reduced government's role in economic and personal affairs and have stimulated investment and growth.
Historically, there is a strong direct correlation between economic growth and stock market returns. While this is no guarantee of future performance, WRIICO believes that investment opportunities (particularly in the energy, environmental services, natural resources, basic materials, power, telecommunications and transportation industries) may result within the evolving economies of emerging market countries from which each Fund
(other than Ivy Money Market Fund) and its shareholders will benefit.

    Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. Such risks include (i) less social, political and economic stability; (ii) a small market for securities and/or a low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict each
Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until relatively recently in certain Eastern
European countries, of a capital market structure or market-oriented economy; (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries; and (viii) the possibility that currency devaluations could adversely affect the value of the investments of each
Fund (other than Ivy Money Market Fund). Further, many emerging markets have experienced and continue to experience high rates of inflation.

    Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain Eastern European countries. To the extent of the Communist Party's influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern
European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, each Fund (other than Ivy Money Market Fund)
could lose a substantial portion of any investments it has made in the affected countries. Further, few (if any) accounting standards exist in
Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial in relation to the actual market values and may be adverse to the net asset value of each Fund (other than Ivy Money Market Fund).

    Certain Eastern European countries that do not have well-established trading markets are characterized by an absence of developed legal structures governing private and foreign investments and private property.
In addition, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

    Authoritarian governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of the assets of each Fund (other than Ivy Money Market Fund)
invested in such country. To the extent such governmental or quasi-
governmental authorities do not satisfy the requirements of the 1940 Act, with respect to the custody of the cash and securities of each Fund (other than Ivy Money Market Fund), the investment of each Fund (other than Ivy
Money Market Fund) in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

SECURITIES ISSUED IN PACIFIC REGION COUNTRIES

    Certain Pacific region countries in which Ivy Pacific Opportunities
Fund is likely to invest are developing countries, and may be in the initial stages of their industrialization cycle. The economic structures of developing countries generally are less diverse and mature than in the
United States, and their political systems may be relatively unstable.
Historically, markets of developing countries have been more volatile than the markets of developed countries, yet such markets often have provided higher rates of return to investors.

    Investing in securities of issuers in Pacific region countries involves certain considerations not typically associated with investing in securities issued in the United States or in other developed countries, including (i) restrictions on foreign investment and on repatriation of capital invested in Asian countries, (ii) currency fluctuations, (iii) the cost of converting foreign currency into United States dollars, (iv)
potential price volatility and lesser liquidity of shares traded on
Pacific region securities markets and (v) political and economic risks, including the risk of nationalization or expropriation of assets and the risk of war.

    Certain Pacific region countries may be more vulnerable to the ebb and flow of international trade and to trade barriers and other protectionist or retaliatory measures. Investments in countries that have recently opened their capital markets and that appear to have relaxed their central planning requirement, as well as in countries that have privatized some of their state-owned industries, should be regarded as speculative.

    The settlement period of securities transactions in foreign markets in general may be longer than in domestic markets, and such delays may be of particular concern in developing countries. For example, the possibility of political upheaval and the dependence on foreign economic assistance may be greater in developing countries than in developed countries, either one of which may increase settlement delays.

    Securities exchanges, issuers and broker-dealers in some Pacific region countries are subject to less regulatory scrutiny than in the
United States. In addition, due to the limited size of the markets for
Pacific region securities, the prices for such securities may be more vulnerable to adverse publicity, investors' perceptions or traders'
positions or strategies, which could cause a decrease not only in the value but also in the liquidity of a Fund's investments.
FOREIGN SOVEREIGN DEBT OBLIGATIONS

    Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including each
Fund other than Ivy Money Market Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

BRADY BONDS

    Ivy European Opportunities Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady
(the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, the Dominican
Republic, Ecuador, Jordan, Mexico, Nigeria, Peru, the Philippines, Poland,
Uruguay, and Venezuela.

    Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S.
dollar) and are actively traded in over-the-counter secondary markets.
Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

    Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity;
the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity
(these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds, with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

FOREIGN CURRENCIES

    Investment in foreign securities usually will involve currencies of foreign countries. Moreover, each Fund (other than Ivy Money Market Fund)
may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and may purchase forward foreign currency contracts. Because of these factors, the value of the assets of each Fund (other than Ivy Money Market Fund) as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and each Fund (other than
Ivy Money Market Fund) may incur costs in connection with conversions between various currencies. Although each Fund's (other than Ivy Money
Market Fund) custodian values the Fund's assets daily in terms of U.S.
dollars, each Fund (other than Ivy Money Market Fund) does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund (other than Ivy Money Market Fund) will do so from time to time, however, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the
"spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. Each Fund (other than Ivy
Money Market Fund) will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies.

    Because each Fund (other than Ivy Money Market Fund) normally will be invested in both U.S. and foreign securities markets, changes in each
Fund's (other than Ivy Money Market Fund) share price may have a low correlation with movements in U.S. markets. Each Fund's (other than Ivy
Money Market Fund) share price will reflect the movements of the different stock and bond markets in which it is invested (both U.S. and foreign), and of the currencies in which the investments are denominated. Thus, the strength or weakness of the U.S. dollar against foreign currencies may account for part of each Fund's (other than Ivy Money Market Fund)
investment performance. U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. Currencies in which each Fund's (other than Ivy
Money Market Fund) assets are denominated may be devalued against the U.S.
dollar, resulting in a loss to each Fund (other than Ivy Money Market
Fund).

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

    Each Fund (other than Ivy Money Market Fund) may enter into forward foreign currency contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), and typically is individually negotiated and privately traded by currency traders and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

    While each Fund (other than Ivy Money Market Fund) may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for each Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by that Fund. An imperfect correlation of this type may prevent a Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss.

    Each Fund (other than Ivy Money Market Fund) may purchase currency forwards and combine such purchases with sufficient cash or short-term securities to create unleveraged substitutes for investments in foreign markets when deemed advantageous. Each Fund (other than Ivy Money Market
Fund) may also combine the foregoing with bond futures or interest rate futures contracts to create the economic equivalent of an unhedged foreign bond position.

    Each Fund (other than Ivy Money Market Fund) may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which that Fund has or in which the Fund expects to have portfolio exposure.

    Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transactions costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available.
Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

OTHER INVESTMENT COMPANIES

    Each Fund (other than Ivy Money Market Fund) may invest up to 10% of its total assets in the shares of other investment companies. As a shareholder of an investment company, a Fund would bear its ratable shares of the fund's expenses (which often include an asset-based management fee). Each Fund (other than Ivy Money Market Fund) could also lose money by investing in other investment companies, since the value of their respective investments and the income they generate will vary daily based on prevailing market conditions.

REPURCHASE AGREEMENTS

    Repurchase agreements are contracts under which a Fund buys a money market instrument and obtains a simultaneous commitment from the seller to repurchase the instrument at a specified time and at an agreed-upon yield.
Under guidelines approved by the Board, each Fund is permitted to enter into repurchase agreements only if the repurchase agreements are at least fully collateralized with U.S. Government securities or other securities that WRIICO has approved for use as collateral for repurchase agreements and the collateral must be marked-to-market daily. Each Fund will enter into repurchase agreements only with banks and broker-dealers deemed to be creditworthy by WRIICO under the above-referenced guidelines. In the unlikely event of failure of the executing bank or broker-dealer, a Fund could experience some delay in obtaining direct ownership of the underlying collateral and might incur a loss if the value of the security should decline, as well as costs in disposing of the security.

BANKING INDUSTRY AND SAVINGS AND LOAN OBLIGATIONS

    Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank (meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument at maturity). In addition to investing in certificates of deposit and bankers' acceptances, each Fund may invest in time deposits in banks or savings and loan associations. Time deposits are generally similar to certificates of deposit, but are uncertificated. Each Fund's investments in certificates of deposit, time deposits, and bankers'
acceptance are limited to obligations of (i) banks having total assets in excess of $1 billion, (ii) U.S. banks which do not meet the $1 billion asset requirement, if the principal amount of such obligation is fully insured by the Federal Deposit Insurance Corporation (the "FDIC"), (iii)
savings and loan association which have total assets in excess of $1 billion and which are members of the FDIC, and (iv) foreign banks if the obligation is, in WRIICO's opinion, of an investment quality comparable to other debt securities which may be purchased by a Fund. Each Fund's investments in certificates of deposit of savings associations are limited to obligations of Federal and state-chartered institutions whose total assets exceed $1 billion and whose deposits are insured by the FDIC.

COMMERCIAL PAPER

    Commercial paper represents short-term unsecured promissory notes issued in bearer form by bank holding companies, corporations and finance companies. Each Fund may invest in commercial paper that is rated Prime-1 by Moody's or A-1 by S&P or, if not rated by Moody's or S&P, is issued by companies having an outstanding debt issue rated Aaa or Aa by Moody's or
AAA or AA by S&P.

BORROWING

    Borrowing may exaggerate the effect on each Fund's net asset value of any increase or decrease in the value of the Fund's portfolio securities.
Money borrowed will be subject to interest costs (which may include commitment fees and/or the cost of maintaining minimum average balances).
Although the principal of each Fund's borrowings will be fixed, each
Fund's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

WARRANTS

    The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. However, prices of warrants do not necessarily move in a tandem with the prices of the underlying securities, and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by any Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

REAL ESTATE INVESTMENT TRUSTS (REITs)

    A REIT is a corporation, trust or association that invests in real estate mortgages or equities for the benefit of its investors. REITs are dependent upon management skill, may not be diversified and are subject to the risks of financing projects. Such entities are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code"), and to maintain exemption from the 1940 Act. By investing in REITs indirectly through certain Funds, a shareholder will bear not only his or her proportionate share of the expenses of each Fund, but also, indirectly, similar expenses of the REITs.

OPTIONS TRANSACTIONS

    IN GENERAL. A call option is a short-term contract (having a duration of less than one year) pursuant to which the purchaser, in return for the premium paid, has the right to buy the security underlying the option at the specified exercise price at any time during the term of the option.
The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract pursuant to which the purchaser, in return for the premium paid, has the right to sell the security underlying the option at the specified exercise price at any time during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option, to buy the underlying security at the exercise price. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the time remaining to expiration of the option, supply and demand, and interest rates.

    If the writer of a U.S. exchange-traded option wishes to terminate the obligation, the writer may effect a "closing purchase transaction."
This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the Options Clearing Corporation. However, a writer may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate his or her position by effecting a
"closing sale transaction."  This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected at any particular time or at any acceptable price. If any call or put option is not exercised or sold, it will become worthless on its expiration date. Closing purchase transactions are not available for OTC transactions. In order to terminate an obligations in an OTC transaction, a Fund would need to negotiate directly with the counterparty.

    Each Fund (other than Ivy Money Market Fund) will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put previously written by that Fund if the premium, plus commission costs, paid by the Fund to purchase the call or the put is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put. A gain also will be realized if a call or a put that a Fund has written lapses unexercised, because the Fund would retain the premium. Any such gains (or losses) are considered short-term capital gains (or losses) for Federal income tax purposes. Net short-term capital gains, when distributed by each Fund, are taxable as ordinary income. See
"Taxation."

    Each Fund (other than Ivy Money Market Fund) will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put previously purchased by that Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put. If a put or a call expires unexercised, it will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs. Any such gain or loss will be long-term or short-term gain or loss, depending upon the Fund's holding period for the option.

    Exchange-traded options generally have standardized terms and are issued by a regulated clearing organization (such as the Options Clearing
Corporation), which, in effect, guarantees the completion of every exchange-traded option transaction. In contrast, the terms of OTC options are negotiated by each Fund (other than Ivy Money Market Fund) and its counterparty (usually a securities dealer or a financial institution) with no clearing organization guarantee. When a Fund purchases an OTC option, it relies on the party from whom it has purchased the option (the
"counterparty") to make delivery of the instrument underlying the option.
If the counterparty fails to do so, the Fund will lose any premium paid for the option, as well as any expected benefit of the transaction.
Accordingly, WRIICO will assess the creditworthiness of each counterparty to determine the likelihood that the terms of the OTC option will be satisfied.

    WRITING OPTIONS ON INDIVIDUAL SECURITIES. Each Fund (other than Ivy
Money Market Fund) may write (sell) covered call options on each Fund's securities in an attempt to realize a greater current return than would be realized on the securities alone. Each Fund may also write covered call options to hedge a possible stock or bond market decline (only to the extent of the premium paid to the Fund for the options). In view of the investment objectives of each Fund, each Fund (other than Ivy Money Market
Fund) generally would write call options only in circumstances where the investment advisor to the Fund does not anticipate significant appreciation of the underlying security in the near future or has otherwise determined to dispose of the security.

    A "covered" call option means generally that so long as a Fund is obligated as the writer of a call option, that Fund will (i) own the underlying securities subject to the option, or (ii) have the right to acquire the underlying securities through immediate conversion or exchange of convertible preferred stocks or convertible debt securities owned by the Fund. Although a Fund receives premium income from these activities, any appreciation realized on an underlying security will be limited by the terms of the call option. Each Fund (other than Ivy Money Market Fund) may purchase call options on individual securities only to effect a "closing purchase transaction."

    As the writer of a call option, a Fund receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period, if the option is exercised. So long as a
Fund remains obligated as a writer of a call option, it forgoes the opportunity to profit from increases in the market price of the underlying security above the exercise price of the option, except insofar as the premium represents such a profit (and retains the risk of loss should the value of the underlying security decline).

    PURCHASING OPTIONS ON INDIVIDUAL SECURITIES. Each Fund (other than
Ivy Money Market Fund) may purchase a put option on an underlying security owned by that Fund as a defensive technique in order to protect against an anticipated decline in the value of the security. Each Fund (other than
Ivy Money Market Fund), as the holder of the put option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that a Fund must pay.
These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. The premium paid for the put option would reduce any capital gain otherwise available for distribution when the security is eventually sold. The purchase of put options will not be used by any Fund for leverage purposes.

    Each Fund (other than Ivy Money Market Fund) may also purchase a put option on an underlying security that it owns and at the same time write a call option on the same security with the same exercise price and expiration date. Depending on whether the underlying security appreciates or depreciates in value, the Fund would sell the underlying security for the exercise price either upon exercise of the call option written by it or by exercising the put option held by it. A Fund would enter into such transactions in order to profit from the difference between the premium received by the Fund for the writing of the call option and the premium paid by the Fund for the purchase of the put option, thereby increasing the Fund's current return. Each Fund (other than Ivy Money Market Fund)
may write (sell) put options on individual securities only to effect a
"closing sale transaction."

    RISKS OF OPTIONS TRANSACTIONS. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of a U.S. option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities (or cash in the case of an index option) at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security (or index), in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security (or index) is purchased to hedge against price movements in a related security (or securities), the price of the put or call option may move more or less than the price of the related security
(or securities). In this regard, there are differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective.

    There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Finally, trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. Closing transactions can be made for OTC options only by negotiating directly with the counterparty or by a transaction in the secondary market, if any such market exists. Transfer of an OTC option is usually prohibited absent the consent of the original counterparty. There is no assurance that a Fund will be able to close out an OTC option position at a favorable price prior to its expiration. An OTC counterparty may fail to deliver or to pay, as the case may be. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration. Although a Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, a Fund may experience losses in some cases as a result of such inability.

    When conducted outside the U.S., options transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:  (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in each Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the
U.S., and (v) lower trading volume and liquidity.

    A Fund's (other than Ivy Money Market Fund) options activities also may have an impact upon the level of its portfolio turnover and brokerage commissions. See "Portfolio Turnover."

    A Fund's (other than Ivy Money Market Fund) success in using options techniques depends, among other things, on WRIICO's ability to predict accurately the direction and volatility of price movements in the options and securities markets, and to select the proper type, timing of use and duration of options.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

    IN GENERAL. Each Fund (other than Ivy Money Market Fund) may enter into futures contracts and options on futures contracts for hedging purposes. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a commodity at a specified price and time. When a purchase or sale of a futures contract is made by a Fund, that Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or liquid securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A futures contract held by a
Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called
"variation margin," equal to the daily change in value of the futures contract.  This process is known as "marking to market."  Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund (other than Ivy Money Market Fund) will mark-to-market its open futures position.

    Each Fund (other than Ivy Money Market Fund) is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

    Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery of offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, each Fund (other than Ivy Money Market Fund) generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, each Fund (other than Ivy Money Market Fund) generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

    When purchasing a futures contract, each Fund (other than Ivy Money
Market Fund) will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant ("FCM") as margin, are equal to the market value of the futures contract. Alternatively, each Fund
(other than Ivy Money Market Fund) may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund, or, if lower, may cover the difference with cash or short-term securities.

    When selling a futures contract, each Fund (other than Ivy Money
Market Fund) will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, each Fund (other than Ivy Money Market Fund) may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

    When selling a call option on a futures contract, each Fund (other than Ivy Money Market Fund) will maintain with its Custodian in a segregated account (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or covering the difference if the price is higher.

    When selling a put option on a futures contract, each Fund (other than Ivy Money Market Fund) will maintain with its Custodian (and mark-to-
market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit. Alternatively, a
Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund, or, if lower, the Fund may hold securities to cover the difference.

    FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. Each Fund
(other than Ivy Money Market Fund) may engage in foreign currency futures contracts and related options transactions for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time.

    An option on a foreign currency futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon the exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

    Each Fund (other than Ivy Money Market Fund) may purchase call and put options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which portfolio securities of the Fund may be denominated. A call option  on a foreign currency gives the buyer the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. Each Fund (other than Ivy
Money Market Fund) may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

    In those situations where foreign currency options may not be readily purchased (or where such options may be deemed illiquid) in the currency in which the hedge is desired, the hedge may be obtained by purchasing an option on a "surrogate" currency, i.e., a currency where there is tangible evidence of a direct correlation in the trading value of the two currencies. A surrogate currency's exchange rate movements parallel that of the primary currency. Surrogate currencies are used to hedge an illiquid currency risk, when no liquid hedge instruments exist in world currency markets for the primary currency.

    Each Fund (other than Ivy Money Market Fund) will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity or quoted on an automated quotation system. Each Fund (other than Ivy Money Market
Fund) will not enter into a futures contract or purchase an option thereon if, immediately thereafter, the aggregate initial margin deposits for futures contracts held by the Fund plus premiums paid by it for open futures option positions, less the amount by which any such positions are
"in-the-money," would exceed 5% of the liquidation value of the Fund's portfolio (or the Fund's net asset value), after taking into account unrealized profits and unrealized losses on any such contracts the Fund has entered into. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option. For additional information about margin deposits required with respect to futures contracts and options thereon, see "Futures Contracts and Options on Futures Contracts."

    RISKS ASSOCIATED WITH FUTURES AND RELATED OPTIONS. There can be no
guarantee that there will be a correlation between price movements in the hedging vehicle and in a Fund's portfolio securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-
conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

    Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

    There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, there can be no assurance that an active secondary market will continue to exist.

    Currency futures contracts and options thereon may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such position also could be adversely affected by
(i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United
States, and (v) lesser trading volume.

SECURITIES INDEX FUTURES CONTRACTS

    Each Fund (except Ivy Global Natural Resources Fund and Ivy Money
Market Fund) may enter into securities index futures contracts as an efficient means of regulating the Fund's exposure to the equity markets.
Each Fund will not engage in transactions in futures contracts for speculation, but only as a hedge against changes resulting from market conditions in the values of securities held in the Fund's portfolio or which it intends to purchase. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. The value of a unit is the current value of the stock index. For example, the S&P 500 Index is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange (the "Exchange"). The
S&P 500 Index assigns relative weightings to the 500 common stocks included in the Index, and the Index fluctuates with changes in the market values of the shares of those common stocks. In the case of the S&P 500
Index, contracts are to buy or sell 500 units. Thus, if the value of the
S&P 500 Index were $150, one contract would be worth $75,000 (500 units x
$150). The index futures contract specifies that no delivery of the actual securities making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If a Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the
S&P 500 Index is at $154 on that future date, the Fund will lose $2,000
(500 units x loss of $4).

    Each Fund's success in using hedging techniques depends, among other things, on WRIICO's ability to predict correctly the direction and volatility of price movements in the futures and options markets as well as in the securities markets and to select the proper type, time and duration of hedges. The skills necessary for successful use of hedges are different from those used in the selection of individual stocks.

    Each Fund's ability to hedge effectively all or a portion of its securities through transactions in index futures (and therefore the extent of its gain or loss on such transactions) depends on the degree to which price movements in the underlying index correlate with price movements in the Fund's securities. Inasmuch as such securities will not duplicate the components of an index, the correlation probably will not be perfect.
Consequently, each Fund will bear the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. This risk will increase as the composition of the Fund's portfolio diverges from the composition of the hedging instrument.

    Although each Fund intends to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market will exist at a time when a Fund seeks to close a particular option or futures position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers. In addition, the futures exchanges may suspend trading after the price has risen or fallen more than the maximum amount specified by the exchange. In some cases, a Fund may experience losses as a result of its inability to close out a position, and it may have to liquidate other investments to meet its cash needs.

    Although some index futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

    Each Fund will only enter into index futures contracts or futures options that are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. Each Fund will use futures contracts and related options only for
"bona fide hedging" purposes, as such term is defined in applicable regulations of the CFTC.

    When purchasing an index futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the futures contract.
Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund.

    When selling an index futures contract, each Fund will maintain with its Custodian (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in cash or liquid assets in a segregated account with the Fund's custodian).

COMBINED TRANSACTIONS

    Each Fund (other than Ivy Money Market Fund) may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple currency transactions (including forward currency contracts) and some combination of futures, options, and currency transactions ("component" transactions), instead of a single transaction, as part of a single or combined strategy when, in the opinion of WRIICO, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on WRIICO's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the management objective.

LENDING OF PORTFOLIO SECURITIES

     To enhance the return on its portfolio, each Fund (other than Ivy
Money Market Fund) may enter into a securities lending program that is operated by a securities lending agent. Under the program, a Fund may lend securities in its portfolio (subject to a limit of 33 1/3% of the Fund's total assets) to certain securities firms and financial institutions, provided that each loan is secured by collateral having a market value at least equal to 100% of the market value of the loaned securities, either in the form of cash (including U.S. dollar and non-U.S. dollar currency)
or securities issued or fully guaranteed by the United States government or any agency or instrumentality thereof. Pursuant to an agreement with the Fund, the lending agent will indemnify the Fund against borrower default. Each loan is terminable on demand, and the Fund will receive any interest or dividends paid on the loaned securities. The Fund may use or invest any cash collateral at its own risk and for its own benefit. The
Fund will pay the borrower a predetermined fee or rebate for each loan of securities. Under the program, the Fund may terminate a loan at any time in order to exercise voting rights with respect to a material event affecting the issuer of loaned securities. The risks in lending portfolio securities, as with other extensions of credit, consist of, among other things, the possibility of loss to the Fund due to: (i) the delay or default by a borrower of its obligation to return the loaned securities or
(ii) a loss of rights in the collateral should a borrower fail financially.

                           PORTFOLIO TURNOVER

Each Fund (other than Ivy Money Market Fund) purchases securities that are believed by WRIICO to have above average potential for capital appreciation. Securities are disposed of in situations where it is believed that potential for such appreciation has lessened or that other securities have a greater potential. Therefore, each Fund (other than Ivy
Money Market Fund) may purchase and sell securities without regard to the length of time the security is to be, or has been, held. A change in securities held by a Fund is known as "portfolio turnover" and may involve the payment by the Fund of dealer markup or underwriting commission and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the most recently completed fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during that year. For purposes of determining each Fund's portfolio turnover rate, all securities whose maturities at the time of acquisition were one year or less are excluded. The portfolio turnover rate for Ivy
Cundill Value Fund was significantly higher in 2002 than it was in 2001 because of the increase in portfolio trading activity due to the decrease in assets (caused by increased redemption activity). A high turnover rate will increase transaction costs and commission costs that will be borne by the Fund and could generate taxable income or loss to the shareholder.

The portfolio turnover rates for the fiscal years ending December 2001 and
December 2002 were:

                                        2001        2002
Ivy Cundill Global Value Fund           57%         122%
Ivy European Opportunities Fund         66%         69%
Ivy Global Natural Resources Fund       169%        67%
Ivy International Fund                  43%         34%
Ivy International Value Fund            39%         48%
Ivy Money Market Fund                   n/a         n/a
Ivy Pacific Opportunities Fund          82%         16%

                          TRUSTEES AND OFFICERS

    Each Fund's Board of Trustees (the "Board") is responsible for the overall management of the Fund, including general supervision and review of the Fund's investment activities. The Board, in turn, elects the officers who are responsible for administering each Fund's day-to-day operations.

    The address for each Trustee and Executive Officer in the following tables is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas
66201-9217. Each Trustee and Officer serves an indefinite term, until he or she dies, resigns or becomes disqualified. The non-Independent Trustees (as defined below) and Executive Officers of the Trust and their principal occupations during the past five years are:

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Total Number of Funds Overseen	Other Directorships Held
Keith A. Tucker* (58)	Trustee and Chairman	Trustee since December 16, 2002	Chairman of the Board, Director and CEO of Waddell & Reed Financial, Inc. (Waddell & Reed); Chairman of the Board of Waddell & Reed, Inc. ("WRI") (underwriter); Chairman of the Board and Director of Waddell & Reed Investment Management Co. ("WRIMCO"); Chairman of the Board and Director of Waddell & Reed Services Co.; President and CEO of Waddell & Reed Financial Services, Inc.; Chairman of the Board of Waddell & Reed Development, Inc.; Chairman of the Board of Waddell & Reed Distributors, Inc.	63

Chairman of the Board and Director of Waddell & Reed Advisors Funds (20 portfolios overseen); Chairman of the Board and Director of W&R Funds, Inc. (12 portfolios overseen); Chairman of the Board and Director of W&R Target Funds, Inc. (12 portfolios overseen); Chairman of the Board and Director of Waddell & Reed InvestEd Portfolios, Inc. (3 portfolios overseen).

Henry J. Herrmann* (60)	Trustee and President	Trustee since December 16, 2002	Chairman of the Board, CEO and President of WRIICO and IAC; President, Chief Investment Officer and Director of Waddell & Reed; President and CEO of WRIMCO; Chief Investment Officer of WRIMCO; Chief Investment Officer of Waddell & Reed Financial Services, Inc.; Executive Vice President of Waddell & Reed Financial Services, Inc.; President and Chief Executive Officer of Waddell & Reed Ivy Investment Company ("WRIICO"); formerly, Chairman of the Board of Austin, Calvert & Flavin, Inc.	63

Chairman of the Board and Director, Ivy Services Inc. ("ISI"); Director of WRI; Director of Waddell & Reed Development, Inc.; Director of Waddell & Reed Services Co.; Director of Austin Calvert & Flavin, Inc.; Director and President of Waddell & Reed Advisors Funds (20 portfolios overseen); Director and President of W&R Funds, Inc. (12 portfolios overseen); Director and President of W&R Target Funds, Inc. (12 portfolios overseen); Director and President of Waddell & Reed InvestEd Portfolios, Inc. (3 portfolios overseen).

	*Trustees considered by the Trust and its counsel to be "interested persons" (as defined in the 1940 Act) of the Funds or of their investment manager because of their employment by Waddell & Reed or its subsidiaries.

Kristen A. Richards (35)	Secretary and Vice President	Appointed December 17, 2002	Vice President, Associate General Counsel and Chief Compliance Officer of WRIICO and WRIMCO; Vice President, Secretary and Associate General Counsel of each of the Waddell & Reed Advisors Funds, W&R Funds, Inc., W&R Target Funds, Inc. and W&R InvestEd Portfolios, Inc.; formerly Assistant Secretary of each of those funds; formerly, Compliance Officer of WRIMCO	63	None.
Ted Howard (60)	Treasurer	Appointed March 31, 2003	Senior Vice President of Waddell & Reed Services Company ("WRSCO"); Vice President, Treasurer, Principal Accounting Officer and Principal Financial Officer of each of the Waddell & Reed Advisors Funds, W&R Funds, Inc., W&R Target Funds, Inc. and W&R InvestEd Portfolios, Inc.	63	None.

     The Trustees who are not "interested persons" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act ("Independent Trustees"),
their business addresses and principal occupations during the past five years are:

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Total Number of Funds Overseen	Other Directorships Held
Jarold W. Boettcher (62)	Trustee	Trustee since December 16, 2002	President of Boettcher Enterprises, Inc. (agriculture products and services) since 1979; President of Boettcher Supply, Inc. (electrical and plumbing supplies distributor) since 1979; President of Boettcher Aerial, Inc. (Aerial Ag Applicator) since 1983	15	Director of Guaranty State Bank & Trust Co.; Director of Guaranty, Inc.
James D. Gressett (52)	Trustee	Trustee since December 16, 2002	CEO of PacPizza, Inc. (Pizza Hut franchise) since 2000; Secretary of Street Homes, LLP (homebuilding company) since 2001; President of Alien, Inc. (real estate development), 1997 to 2001	15	Director of Collins Financial Services, a debt recovery company
Joseph Harroz, Jr. (36)	Trustee	Trustee since December 16, 2002	General Counsel, University of Oklahoma, Cameron University and Rogers State University; University-wide Vice President of the University of Oklahoma since 1994; Adjunct Professor of Law, University of Oklahoma College of Law; Managing Member, Harroz Investment, LLC (commercial real estate), since 1998; Managing Member, JHJ Investments, LLC (commercial real estate) since 2002	63

Co-Lead Independent Director of Waddell & Reed Advisors Funds (20 portfolios overseen); Co-Lead Independent Director of W&R Target Funds, Inc. (12 portfolios overseen); Co-Lead Independent Director of W&R Funds, Inc. (12 portfolios overseen); Co-Lead Independent Director of Waddell & Reed InvestEd Portfolios, Inc. (3 portfolios overseen)

Glendon E. Johnson, Jr. (51)	Trustee	Trustee since December 16, 2002	Of Counsel, Lee & Smith, PC (law firm) since 1996; Member/Manager, Castle Valley Ranches, LLC (ranching) since 1995	15	None
Eleanor B. Schwartz (66)	Trustee	Trustee since December 16, 2002	Professor of Business Administration, University of Missouri--Kansas City since 1980; Chancellor of University of Missouri--Kansas City, 1991-1999	63

Director of Waddell & Reed Advisors Funds (20 portfolios overseen); Director of W&R Target Funds, Inc. (12 portfolios overseen); Director of W&R Funds, Inc. (12 portfolios overseen); Director of Waddell & Reed InvestEd Portfolios, Inc. (3 portfolios overseen)

Michael G. Smith (58)	Trustee	Trustee since December 16, 2002	Retired; formerly, Managing Director--Institutional Sales, Merrill Lynch, 1983-1999	15

Director, Executive Board, Cox Business School, Southern Methodist University (since 1998); Director, Northwestern Mutual Life Series Funds & Mason Street Advisors Funds (since February, 2003) (29 portfolios overseen).

Edward M. Tighe (60)	Trustee	3 years	Chairman, CEO and Director of JBE Technology Group, Inc. (telecommunications and computer network consulting); CEO and Director of Asgard Holding LLC (computer network and security services); President of Global Mutual Fund Services.; President and CEO of Global Technology.	15	Director of Hansberger Institutional Funds (2 portfolios overseen).

     The Board has an Audit Committee, an Executive Committee, a Valuation
Committee, and a Governance Committee. The function of the Audit Committee is to assist the Board in fulfilling its responsibilities to shareholders of the Fund relating to accounting and reporting, internal controls and the adequacy of auditing relative thereto. As of December 17, 2002, the
Audit Committee consists of Michael G. Smith, Jarold W. Boettcher and
Glendon E. Johnson, Jr. During the last year, the Audit Committee held 4 meetings.

    The function of the Executive Committee is to act as necessary on behalf of the full Board. When the Board is not in session, the Executive
Committee has and may exercise any or all of the powers of the Board in the management of the business and affairs of the Fund except the power to increase or decrease the size of, or fill vacancies on the Board, and except as otherwise prohibited by law. As of December 17, 2002, the
Executive Committee consists of Keith A. Tucker, Henry J. Herrmann and
Edward M. Tighe. During the last fiscal year, Executive Committee did not meet.

    The function of the Valuation Committee is to consider the valuation of portfolio securities which may be difficult to price. As of December 17,
2002, the Valuation Committee consists of Keith A. Tucker and Henry J.
Herrmann. During the last fiscal year, the Valuation Committee met 4 times.

    The function of the Governance Committee is to consider the responsibilities and actions of the Board of Trustees. As of December 17,
2002, the Governance Committee consists of Joseph Harroz, Jr., Eleanor B.
Schwartz and James D. Gressett. During the last fiscal year, the Governance
Committee held 4 meetings.

                           COMPENSATION TABLE

                                 IVY FUND
                  (FISCAL YEAR ENDED DECEMBER 31, 2002)

NAME, POSITION	AGGREGATE COMPENSATION FROM TRUST	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUND EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSA-TION FROM TRUST AND FUND COMPLEX PAID TO TRUSTEES*
John S. Anderegg, Jr. (Trustee through December 16, 2002)	$23,000	N/A	N/A	$23,000
Jarold W. Boettcher (Trustee)	$0	N/A	N/A	$0
Stanley Channick (Trustee through December 16, 2002)	$24,000	N/A	N/A	$24,000
Roy J. Glauber (Trustee through December 16, 2002)	$24,000	N/A	N/A	$24,000
James D. Gressett (Trustee)	$0	N/A	N/A	$0
Joseph Harroz, Jr. (Trustee)	$0	N/A	N/A	$0
Henry J. Herrmann (Trustee and President)	$0	N/A	N/A	$0
Glendon E. Johnson, Jr. (Trustee)	$0	N/A	N/A	$0
Joseph G. Rosenthal (Trustee through December 16, 2002)	$24,000	N/A	N/A	$24,000
Eleanor B. Schwartz (Trustee)	$0	N/A	N/A	$0
Richard N. Silverman (Trustee through December 16, 2002)	$24,000	N/A	N/A	$24,000
Michael G. Smith (Trustee)	$0	N/A	N/A	$0
J. Brendan Swan (Trustee through December 16, 2002)	$24,000	N/A	N/A	$24,000
Edward M. Tighe (Trustee)	$24,000	N/A	N/A	$24,000
Keith A. Tucker (Trustee and Chairman)	$0	N/A	N/A	$0

*  The Fund complex consists of Ivy Fund.

    As of December 31, 2002, the Officers and Trustees of the Trust as a
group owned beneficially or of record less than 1% of the outstanding
Class A, Class B, Class C, Class I and Advisor Class shares of each of the seven Ivy funds that are a series of the Trust and included in this SAI, except that the Officers and Trustees of the Trust as a group owned 1.97%,
4.34%, 18.71% and 8.87% of Ivy Cundill Global Value Fund. The other eight series of the trust are included in a separate document.

    The following table sets forth the dollar range of shares of the Fund held directly or indirectly by the Trustees:

Name of Trustee	Dollar Range of Shares in Ivy Cundill Global Value Fund	Dollar Range of Shares in Ivy European Opportunities Fund	Dollar Range of Shares in Ivy Global Natural Resources Fund	Dollar Range of Shares in Ivy International Fund
Jarold W. Boettcher	$ -	$ -	$ -	$ -
James D. Gressett	-	-	-	-
Joseph Harroz, Jr.	-	-	-	-
Henry J. Herrmann	-	-	-	-
Glendon E. Johnson, Jr.	-	-	-	-
Eleanor B. Schwartz	-	-	-	-
Michael G. Smith	-	-	-	-
Edward M. Tighe	-	-	-	-
Keith A. Tucker	-	-	-	-

Name of Trustee	Dollar Range of Shares in Ivy International Value Fund	Dollar Range of Shares in Ivy Money Market Fund	Dollar Range of Shares in Ivy Pacific Opportunities Fund	Aggregate Dollar Range of Shares in all Funds Overseen by the Trustee in the Ivy Fund Family
Jarold W. Boettcher	$ -	$ -	$ -	$ -
James D. Gressett	-	-	-	-
Joseph Harroz, Jr.	-	-	-	-
Henry J. Herrmann	-	-	-	-
Glendon E. Johnson, Jr.	-	-	-	-
Eleanor B. Schwartz	-	-	-	-
Michael G. Smith	-	-	-	-
Edward M. Tighe	-	$10,001 - $50,000	-	$10,001 - $50,000
Keith A. Tucker	-	-	-	-

    PERSONAL INVESTMENTS BY EMPLOYEES OF WRIICO, IFDI, HENDERSON, MFC AND
THE TRUST. WRIICO, IFDI and the Trust have adopted a Code of Ethics and
Business Conduct Policy, MFC has adopted a Business Conduct Policy for
Officers, Directors and Access Persons and Henderson has incorporated a code of ethics into its Compliance and Procedures Manual (the "Codes of
Ethics") which are each designed to identify and address certain conflicts of interest between personal investment activities and the interests of investment advisory clients such as each Fund, in compliance with Rule
17j-1 under the 1940 Act. The Codes of Ethics permit personnel of WRIICO,
IFDI, Henderson, MFC and the Trust subject to the Codes of Ethics to engage in personal securities transactions, including with respect to securities held by one or more Funds, subject to certain requirements and restrictions.

                     PRINCIPAL HOLDERS OF SECURITIES

SHARE OWNERSHIP

    To the knowledge of the Trust as of March 31, 2003, no shareholder owned beneficially or of record 5% or more of any Fund's outstanding shares of any class, with the following exceptions:

                    Beneficial Owners of Fund Shares

Title of Class of Shares	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class Owned
Ivy Cundill Global Value - Class A

LPL FINANCIAL SERVICES

A/C 3446-8387

9785 TOWNE CENTRE DRIVE

SAN DIEGO, CA 92121-1968

NFSC FEBO #OJR-406090

NFS/FMTC ROLLOVER IRA

FBO MARTIN RUBINSTEIN

4450 HASKELL AVE.

ENCINO, CA 91436

PERSHING LLC

P.O. BOX 2052

JERSEY CITY, NJ 07303-9998

		11,326.41 11,263.20 8,842.14	6.49 6.46 5.07
Ivy European Opportunities Fund - Class A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DR. E, 3RD FLOOR JACKSONVILLE, FL 32246 FTC & CO. ACCOUNT #00570 DATALYNX P.O. BOX 173736 DENVER, CO 80217-3736	209,999.35 133,573.15	14.73 9.37
Ivy Global Natural Resources Fund - Class A

CHARLES SCHWAB & CO INC.

REINVEST ACCOUNT

ATTN: MUTUAL FUND DEPT.

101 MONTGOMERY STREET

SAN FRANCISCO, CA 94104

MLPF&S

FOR THE SOLE BENEFIT OF ITS CUSTOMERS

ATTN: FUND ADMINISTRATION

4800 DEER LAKE DR. E, 3RD FLOOR

JACKSONVILLE, FL 32246

		350,023.37 81,792.29	21.69 5.06
Ivy International Fund - Class A

MLPF&S

FOR THE SOLE BENEFIT OF ITS CUSTOMERS

ATTN: FUND ADMINISTRATION

4800 DEER LAKE DR. E, 3RD FLOOR

JACKSONVILLE, FL 32246

CHARLES SCHWAB & CO. INC.

REINVEST ACCOUNT

ATTN: MUTUAL FUND DEPT.

101 MONTGOMERY STREET

SAN FRANCISCO, CA 94104

		1,637,397.53 907,167.70	22.74 12.59
Ivy International Value Fund - Class A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DR. E, 3RD FLOOR JACKSONVILLE, FL 32246	439,614.51	44.98
Ivy Money Market Fund - Class A

CARN & CO 930354014

CHOLESTECH CORP 401(K) RET SV PLAN

PSZISCX00000E94000000

ATTN: MUTUAL FUNDS-STAR GROUP

PO BOX 96211

WASHINGTON, DC 20090-6211

CARN & 02167701 RIGGS BANK TTEE

COLTS MANUFACTURING CO INC 401 K PL

ACT 40400097001000000

ATTN STAR GROUP

PO BIX 96211

WASHINGTON, DC 20090-6211

		893,090.07 600,815.96	7.69 5.17
Ivy Pacific Opportunities Fund - Class A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DR. E, 3RD FLOOR JACKSONVILLE, FL 32246	74,791.99	8.62
Ivy European Opportunities Fund - Class B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DR. E, 3RD FLOOR JACKSONVILLE, FL 32246	433,917.31	25.07
Ivy Global Natural Resources Fund - Class B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DR. E, 3RD FLOOR JACKSONVILLE, FL 32246 REDE & CO. 4380 SW MACADAM SUITE 450 PORTLAND, OR 97239	105,927.87 42,666.00	13.05 5.25
Ivy International Fund - Class B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DR. E, 3RD FLOOR JACKSONVILLE, FL 32246	1,632,120.03	42.11
Ivy International Value Fund - Class B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DR. E, 3RD FLOOR JACKSONVILLE, FL 32246	1,908,118.80	55.30
Ivy Pacific Opportunities Fund - Class B

MLPF&S

FOR THE SOLE BENEFIT OF ITS CUSTOMERS

ATTN: FUND ADMINISTRATION

4800 DEER LAKE DR. E, 3RD FLOOR

JACKSONVILLE, FL 32246

IBT CUST 403 (B0 FBO

DENISE TEPAS

99 OAKDALE DR

ROCHESTER, NY 14618

CARN & CO 930354014

CHOLESTECH CORP 401(K) RET SV PLAN

PSZISCX00000E94000000

ATTN: MUTUAL FUNDS-STAR GROUP

PO BIX 96211

WASHINGTON, DC 20090-6211

		61,576.99 38,530.56 34,365.00	14.30 8.94 7.98
Ivy Cundill Global Value - Class C

PRUDENTIAL SECURITIES INC. FBO

MR. ALBERT RUEFER TAYLOR

1525 1ST ST. APT. T210

CORONADO, CA 92118-1537

NFSC FEBO #OFN-026719

DELAWARE CHAR GUAR & TRUST CUS

IRA OF L MIKKELSON BENEFICIARY

DECD: DORIAN MIKKELSON

110 W. GARDEN VIEW DR.

MIDVALE, UT 84047

LOREN KAMPSCHNIEDER &

DEBORAH A KAMPSCHIENIEDER JT WROS

6201 SO 176TH ST

WALTON, NE 68461

MLPF&S

FOR THE SOLE BENEFIT OF ITS CUSTOMERS

ATTN: FUND ADMINISTRATION

4800 DEER LAKE DR. E, 3RD FLOOR

JACKSONVILLE, FL 32246

		7,000.55 6,714.63 4,934.99 4,375.78	8.32 7.98 5.86 5.20
Ivy European Opportunities Fund - Class C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DR. E, 3RD FLOOR JACKSONVILLE, FL 32246	598,991.60	43.47
Ivy Global Natural Resources Fund - Class C

MLPF&S

FOR THE SOLE BENEFIT OF ITS CUSTOMERS

ATTN: FUND ADMINISTRATION

4800 DEER LAKE DR. E, 3RD FLOOR

JACKSONVILLE, FL 32246

PAINEWEBBER FOR THE BENEFIT OF LOCAL 68

ENGINEERS PENSION FUND

P.O. BOX 534

W. CALDWELL, NJ 07007

		80,526.91 31,491.08	16.55 6.47
Ivy International Fund - Class C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DR. E, 3RD FLOOR JACKSONVILLE, FL 32246	455,829.78	55.77
Ivy International Value Fund - Class C

MLPF&S

FOR THE SOLE BENEFIT OF ITS CUSTOMERS

ATTN: FUND ADMINISTRATION

4800 DEER LAKE DR. E, 3RD FLOOR

JACKSONVILLE, FL 32246

NFSC FEBO 3 0S3-032883

NFS/FMTC ROLLOVER IRA

FBO DERWYN F PHILLIPS

1250 WEST SOUTHWINDS #215

VERO BEACH

VERO BEACH, FL 32963

		617,268.94 64,030.77	54.62 5.66
Ivy Money Market Fund - Class C

PRUDENTIAL SECURITIES INC. FBO

INTERNATIONAL CAPITAL CONSULTA

1 NEW YORK PLAZA 8TH FLOOR

NEW YORK, NY 10292

PRUDENTIAL SECURITIES INC. FBO

MR. MARCIA D BURKE &

MR. PHILIP BURKE JT TEN

40 GREGORY ST

MARBLEHEAD, MA 01945-3242

PRUDENTIAL SECURITIES INC.

FBO: GLOBAL EQUITY CONSULTANTS

ONE NEW YORK PLAZA

NEW YORK, NY 10292

PRUDENTIAL SECURITIES INC.

EQUITY INVESTORS

GRABBELINIEWEG 84

WILLEMSTAD CURACAO

NETHERLAND ANTILLES, NY 10292

PRUDENTIAL SECURITIES INC.

MR. ELIZABETH M PEFFER

IRA DTD 05/17/96

351 GREENWOOD DR

HILTON HEAD, SC 29928-4249

PRUDENTIAL SECURITIES INC. FBO

FIRST MILLENNIUM TRADING LTD 4

C/O COUGAR ASSET MGMT

BUSINESS TOWER 8TH FL

PORTOMASO ST. JULIANS

ST J10 MALTA, NY 10292

PRUDENTIAL SECURITIES INC.

FBO: GLOBAL EQUITY CONSULTANTS

ONE NEW YORK PLAZA

NEW YORK, NY 10292-2008

		512,294.80 208,384.54 200,331.65 162,217.73 147,216.28 146,153.50 146,077.40	18.73 7.61 7.32 5.93 5.38 5.34 5.34
Ivy Pacific Opportunities Fund - Class C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DR. E, 3RD FLOOR JACKSONVILLE, FL 32246 LOREN KAMPSCHNIEDER JT WROS 6201 SO 176TH ST WALTON, NE 68461	18,792.54 6,997.92	22.49 8.37
Ivy Cundill Global Value Fund - Class I

NATIONAL INVESTOR SERVICES FBO

509-56515-18

55 WATER STREET, 32ND FLOOR

NEW YORK, NY 10041

NATIONAL INVESTOR SERVICES FBO

509-56523-18

55 WATER STREET, 32ND FLOOR

NEW YORK, NY 10041

NATIONAL INVESTOR SERVICES FBO

536-91421-11

55 WATER STREET, 32ND FLOOR

NEW YORK, NY 10041

NATIONAL INVESTOR SERVICES FBO

509-56525-16

55 WATER STREET, 32ND FLOOR

NEW YORK, NY 10041

NATIONAL INVESTOR SERVICES FBO

536-91428-14

55 WATER STREET, 32ND FLOOR

NEW YORK, NY 10041

		1,452.24 1,251.73 907.89 821.10 579.94	28.97 24.97 18.11 16.37 11.56
Ivy European Opportunities Fund - Class I	PERSHING LLC P.O. BOX 2052 JERSEY CITY, NJ 07303-9998 PERSHING LLC P.O. BOX 2052 JERSEY CITY, NJ 07303-9998 NFSC FEBO FNSC/FMTC IRA FBO CHARLES PEAVY 2025 EAGLE NEST BLUFF LAWRENCEVILLE, GA 30244	854.14 744.05 642.38	38.12 33.20 28.67
Ivy International Fund - Class I

LYNSPEN AND COMPANY

PO BOX 830804

BIRMINGHAM, AL 35283

LYNSPEN AND COMPANY

FOR REINVESTMENT

PO BOX 830804

BIRMINGHAM, AL 35283

NATIONAL CITY BANK INDIANA TTEE OF THE MECHANICS LAUNDRY & SUPPLY INC. TEAMSTER EMPLOYEES PEN PLAN U/A/D

3-29-77

ATTN: TRUST MUTUAL FUNDS

#20-405674227

P.O. BOS 94984

CLEVELAND, OH 44101-4984

CHARLES SCHWAB & CO INC.

REINVEST ACCOUNT

ATTN: MUTUAL FUND DEPT.

101 MONTGOMERY STREET

SAN FRANCISCO, CA 94104

		17,025.38 16,551.12 16,008.31 5,503.64	22.90 22.26 21.53 7.40
Ivy Cundill Global Value Fund - Advisor Class

FTC & CO.

ATTN DATALYNX #00570

P.O. BOX 173736

DENVER, CO 80217-3736

MACKENZIE INVESTMENT MGMT INC.

ATTN: BEV YANOWITCH

VIA MIZNER FINANCIAL PLAZA

925 S FEDERAL HWY STE 600

BOCA RATON, FL 33432

PETER CUNDILL HOLDINGS LTD

1100 MELVILLE ST STE 1200

VANCOUVER

BC V6E 4A6

		77,925.54 58,290.14 37,610.63	33.26 24.88 16.05
Ivy European Opportunities Fund - Advisor Class

MLPF&S

FOR THE SOLE BENEFIT OF ITS CUSTOMERS

ATTN: FUND ADMINISTRATION

4800 DEER LAKE DR. E, 3RD FLOOR

JACKSONVILLE, FL 32246

FISERV SECURITIES INC

FAO 56708094

ATTN: MUTUAL FUNDS

ONE COMMERCE SQUARE

2005 MARKET STREET SUITE 1200

PHILADELPHIA, PA 19103

		182,579.00 22,876.34	51.47 6.44
Ivy Global Natural Resources Fund - Advisor Class	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION 4800 DEER LAKE DR E, 3RD FLOOR JACKSONVILLE, FL 32246	8,143.07	19.33
Ivy International Fund - Advisor Class	IBT CUST IRA FBO NOLAN C ZUGSCHWERDT 2150 N STAFFORD ARLINGTON, VA 22207	147.48	100.00
Ivy International Value Fund - Advisor Class

MLPF&S

FOR THE SOLE BENEFIT OF ITS CUSTOMERS

ATTN: FUND ADMINISTRATION

4800 DEER LAKE DR E, 3RD FLOOR

JACKSONVILLE, FL 32246

NFSC FEBO #279-055662

C/JAMES FERRIS/BRO

B YANOWITCH/J BROADFOOT TTES

U/A 01/01/98

925 S FEDERAL HWY STE 600

BOCA RATON, FL 33432-6143

		34,820.69 3,362.28	80.11 7.73
Ivy Pacific Opportunities Fund - Advisor Class Shares

PERSHING LLC

P.O. BOX 2052

JERSEY CITY, NJ 07303-9998

PERSHING LLC

P.O. BOX 2052

JERSEY CITY, NJ 07303-9998

MLPF&S

FOR THE SOLE BENEFIT OF ITS CUSTOMERS

ATTN: FUND ADMINISTRATION

4800 DEER LAKE DR E, 3RD FLOOR

JACKSONVILLE, FL 32246

		4,512.89 748.50 518.00	77.93 12.92 8.94

                 INVESTMENT ADVISORY AND OTHER SERVICES

BUSINESS MANAGEMENT AND INVESTMENT ADVISORY SERVICES

    Waddell & Reed Ivy Investment Company ("WRIICO"), 6300 Lamar Avenue,
P.O. Box 29217, Shawnee Mission, KS 66201-9217, provides business management services and investment advisory services to the Funds, with the exception of Ivy Global Natural Resources Fund, for which WRIICO acts solely as manager. WRIICO is an SEC registered investment advisor with approximately $1.6 billion in assets under management as of December 31,
2002.

    Until December 31, 2002, Ivy Management, Inc. ("IMI") provided business management services to the Funds and investment advisory services to all Funds other than Ivy Global Natural Resources Fund. On December 31,
2002, IMI, an indirect wholly owned subsidiary of Waddell & Reed
Financial, Inc. ("Waddell & Reed") and a wholly owned subsidiary of Ivy
Acquisition Corporation ("IAC"), merged with and into IAC, a wholly owned subsidiary of Waddell & Reed. Upon effectiveness of the merger, IAC changed its name to Waddell & Reed Ivy Investment Company ("WRIICO").

    Effective December 31, 2002, WRIICO assumed all of IMI's duties with respect to the Funds and began providing business management services to the Funds and investment advisory services to all Funds other than Ivy
Global Natural Resources Fund. The terms and conditions of the agreements under which WRIICO provides those services to the Funds are exactly the same as the terms and conditions of the agreements in effect prior to
December 31, 2002 between the Funds and IMI. IMI employees or officers who were serving as portfolio managers of the Funds, if any, continue to serve as portfolio managers of the Funds after the merger, as employees or officers of WRIICO. Each of the portfolio managers who was an employee or officer of IMI, if any, has the same title with WRIICO as he or she had with IMI.

    MFC is a wholly-owned Subsidiary of Investors Group Inc. ("IGI"),
One Canada Centre, 447 Portage Avenue, Winnipeg, Manitoba, Canada R3C3B6.
MFC is a corporation organized under the laws of Ontario. MFC is registered in Ontario as a mutual fund dealer and provides investment advisory services for Ivy Global Natural Resources Fund.

    Henderson Global Investors (North America) Inc. ("HGINA"), 737 North
Michigan Avenue, Suite 1950, Chicago, Illinois 60611, serves as subadvisor to Ivy European Opportunities Fund. For its services, HGINA receives from
WRIICO a fee payable monthly that is equal, on an annual basis, to 0.45%
of the first $100 million of net assets of such Fund and 0.40% thereafter of that portion of such Fund's average daily net assets managed by HGINA.
Henderson Investment Management Limited ("Henderson"), 4 Broadgate,
London, England EC2M 2DA, serves as subadvisor to Ivy European
Opportunities Fund. For its services, Henderson receives from HGINA a fee payable monthly that is equal, on an annual basis, to 0.35% of the first
$100 million of net assets of such Fund and 0.31% thereafter of that portion of such Fund's average daily net assets managed by Henderson.
HGINA and Henderson are registered with the SEC as investment advisers and provide international and global investment management services to institutional and individual investors and investment companies. HGINA is an indirect, wholly owned subsidiary of, and Henderson is a direct wholly owned subsidiary of, Henderson Global Investors (Holdings) plc, which is located at the same address as Henderson, and is a wholly owned subsidiary of AMP Limited, an Australian life insurance and financial services company located at AMP Building, 24th Floor, 33 Alfred Street, Sydney, New
South Wales 2000 Australia.

    Each Fund except Ivy European Opportunities Fund and Ivy Global
Natural Resources Fund pays WRIICO a monthly fee for providing business management and investment advisory services at an annual rate of 1.00% of the Fund's average net assets.

    During the fiscal years ended December 31, 2000, 2001, and 2002 Ivy
Cundill Global Value Fund paid IMI fees of $5,011, $10,121 and $37,970 respectively. During the same periods, IMI reimbursed Fund expenses in the amount of $86,191, $127,526 and $103,157, respectively. For the fiscal year ended December 31, 2002, IMI paid subadvisory fees to Cundill in the amount of $17, 594.

    Ivy European Opportunities Fund pays WRIICO a monthly fee for providing business management and investment advisory services at an annual rate of 1.00% of the first $250 million I-n average net assets,
0.85% on the next $250 million in average net assets, and 0.75% on average net assets over $500 million. During the fiscal years ended December 31,
2000, 2001 and 2002, Ivy European Opportunities Fund paid IMI fees of
$1,937,417, $1,325,025 and $785,647, respectively. During the same periods, IMI paid subadvisory fees to Henderson in the amount of $361,694,
$291,013, and $192,715, respectively.

    Ivy Global Natural Resources Fund pays WRIICO a monthly fee for providing business management services at an annual rate of 0.50% of the
Fund's average net assets. For investment advisory services, Ivy Global
Natural Resources Fund pays MFC, through WRIICO, a monthly fee at an annual rate of 0.50% of its average net assets. During the fiscal years ended December 31, 2000, 2001 and 2002, Ivy Global Natural Resources Fund
paid IMI fees of $42,385, $62,113 and $146,996, respectively. During the fiscal years ended December 31, 2000, 2001 and 2002, IMI reimbursed Fund expenses in the amount of $190,682, $181,477 and $45,707, respectively.
During the fiscal years ended December 31, 2000, 2001 and 2002, the Fund paid MFC fees, through WRIICO, of $42,385, $62,113 and $146,996, respectively.

    During the fiscal years ended December 31, 2000, 2001 and 2002, Ivy
International Fund paid IMI fees of $16,525,495, $6,834,910 and
$3,178,450, respectively. During the same periods, IMI reimbursed Fund expenses in the amount of $0, $400,000 and $0, respectively.

    During the fiscal years ended December 31, 2000, 2001 and 2002, Ivy
International Value Fund paid IMI fees of $1,496,637, $965,448 and
$595,781, respectively. During the same periods, IMI reimbursed Fund expenses in the amount of $274,726, $369,480 and $329,958, respectively.

    During the fiscal years ended December 31, 2000, 2001 and 2002, Ivy
Money Market Fund paid IMI fees of $98,462, $92,906 and $81,621, respectively. During the same periods, IMI reimbursed Fund expenses in the amount of $162,695, $168,669 and $173,624, respectively.

    During the fiscal years ended December 31, 2000, 2001 and 2002, Ivy
Pacific Opportunities Fund paid IMI fees of $183,267, $131,439 and
$105,358, respectively. During the fiscal years ended December 31, 2000,
2001 and 2002, IMI reimbursed Fund expenses of $172,025, $178,508 and
$138,434 respectively.

    Under the Agreements, the Trust pays the following expenses: (1) the fees and expenses of the Trust's Independent Trustees; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with WRIICO; (3) interest expenses; (4) taxes and governmental fees, including any original issue taxes or transfer taxes applicable to the sale or delivery of shares or certificates therefor; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) accounting and legal costs; (8) insurance premiums; (9)
fees and expenses of the Trust's Custodian and Transfer Agent and any related services; (10) expenses of obtaining quotations of portfolio securities and of pricing shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of periodic reports, proxy materials and prospectuses; and (13) fees and expenses of membership in industry organizations.

    With respect to all Funds other than Ivy European Opportunities Fund and Ivy International Fund, WRIICO currently limits each Fund's total operating expenses (excluding Rule 12b-1 fees, interest, taxes, brokerage commissions, litigation, class-specific expenses, indemnification expenses, and extraordinary expenses) to an annual rate of 2.50% (0.85% in the case of Ivy Money Market Fund) of that Fund's average net assets, which may lower each Fund's expenses and increase its yield.

    The Agreements may be terminated with respect to a Fund at any time, without payment of any penalty, by the vote of a majority of the Board, or by a vote of a majority of the outstanding voting securities of a Fund (as defined in the 1940 Act), on 60 days' written notice to WRIICO, or by
WRIICO on 60 days' written notice to the Trust. Each Agreement provides that it will terminate automatically in the event of its assignment (as defined in the 1940 Act).

    In approving the investment advisory agreement, the Board considered a number of factors, including: (1) Waddell & Reed's organizational structure and senior personnel; (2) Waddell & Reed's operations and, in particular, its mutual fund advisory and distribution activities; and (3)
the personnel, operations and financial condition, and investment management capabilities, methodologies, and performance of WRIICO as investment adviser and manager to the Funds.

     Based upon their review and consideration of the factors described above, and such other factors and information it considered relevant, the
Board recognized that WRIICO, and MFC in the case of Ivy Global Natural
Resources Fund, is deemed to owe a fiduciary duty to each Fund and approved the investment advisory agreement.

    In approving the subadvisory agreement, the Board considered (1) the fees paid by Ivy European Opportunities Fund and Ivy International Small
Companies Fund and the terms of the business management and investment advisory agreement between the Funds and WRIICO and the subadvisory agreement between WRIICO and Henderson; (2) the services that WRIICO performs under the management agreement and the investment advisory services that Henderson performs for the Funds under the subadvisory agreement; and (3) that WRIICO continues to be ultimately responsible for
Henderson's compliance with each Fund's investment objective and policies and applicable securities laws, and is also responsible for the selection of the subadviser and monitoring its performance, as well as the overall success or failure of each Fund.

    Based upon their review and consideration of the factors described above, and such other factors and information it considered relevant, the
Board recognized that Henderson is deemed to owe a fiduciary duty to each
Fund and approved the subadvisory agreement.

DISTRIBUTION SERVICES

    IFDI, a wholly owned subsidiary of WRIICO, formerly known as Ivy
Mackenzie Distributors, Inc., serves as the exclusive distributor of each
Fund's shares pursuant to an Amended and Restated Distribution Agreement with the Trust dated March 16, 1999, as amended from time to time (the
"Distribution Agreement"). IFDI distributes shares of each Fund through broker-dealers who are members of the National Association of Securities
Dealers, Inc. and who have executed dealer agreements with IFDI. IFDI distributes shares of each Fund on a continuous basis, but reserves the right to suspend or discontinue distribution on that basis. IFDI is not obligated to sell any specific amount of Fund shares.

    Each Fund has authorized IFDI to accept on its behalf purchase and redemption orders. IFDI is also authorized to designate other intermediaries to accept purchase and redemption orders on each Fund's behalf. Each Fund will be deemed to have received a purchase or redemption order when an authorized intermediary or, if applicable, an intermediary's authorized designee, accepts the order. Client orders will be priced at each Fund's net asset value next computed after an authorized intermediary or the intermediary's authorized designee accepts them.

    Pursuant to the Distribution Agreement, IFDI is entitled to deduct a commission on all Class A Fund shares sold equal to the difference, if any, between the public offering price, as set forth in each Fund's then-
current prospectus, and the net asset value on which such price is based.
Out of that commission, IFDI may reallow to dealers such concession as
IFDI may determine from time to time. In addition, IFDI is entitled to deduct a CDSC on the redemption of Class A shares sold without an initial sales charge and Class B and Class C shares, in accordance with, and in the manner set forth in, the Prospectus.

    Under the Distribution Agreement, each Fund bears, among other expenses, the expenses of registering and qualifying its shares for sale under Federal and state securities laws and preparing and distributing to existing shareholders periodic reports, proxy materials and prospectuses.

    For the period from April 17 (commencement) to December 31, 2000 and the fiscal years ended December 31, 2001 and 2002, IMI, on behalf of IFDI, received from sales of Class A shares of Ivy Cundill Global Value Fund $0,
$63 and $30,629, respectively, in sales commissions, of which $0, $8 and
$4,568, respectively, was retained after dealer allowances. During the fiscal year ended December 31, 2002, IMI on behalf of IFDI received $170 in
CDSCs on redemptions of Class B shares of Ivy Cundill Global Value Fund.
During the fiscal year ended December 31, 2002, IMI on behalf of IFDI received $56 in CDSCs on redemptions of Class C shares of Ivy Cundill
Global Value Fund.

    During the fiscal years ended December 31, 2000, 2001 and 2002, IMI, on behalf of IFDI, received from sales of Class A shares of Ivy European
Opportunities Fund $2,617,198, $47,617 and $36,931, respectively in sales commissions, of which $301,849, $7,323 and $5,484, respectively, was retained after dealer allowances. During the fiscal year ended December 31,
2002, IMI on behalf of IFDI received $147,525 in CDSCs on redemptions of
Class B shares of Ivy European Opportunities Fund. During the fiscal year ended December 31, 2002, IMI on behalf of IFDI received $5,021 in CDSCs on redemptions of Class C shares of Ivy European Opportunities Fund.

    During the fiscal years ended December 31, 2000, 2001 and 2002, IMI, on behalf of IFDI, received from sales of Class A shares of Ivy Global
Natural Resources Fund $7,913, $57,517 and $158,413, respectively, in sales commissions, of which $858, $8,048 and $23,194, respectively, was retained after dealer allowances. During the fiscal year ended December 31, 2000,
IMI on behalf of IFDI received $22,876 in CDSCs on redemptions of Class B shares of Ivy Global Natural Resources Fund. During the fiscal year ended
December 31, 2002, IMI on behalf of IFDI received $17,068 in CDSCs on redemptions of Class C shares of Ivy Global Natural Resources Fund.

    During the fiscal years ended December 31, 2000, 2001 and 2002, IMI, on behalf of IFDI, received from sales of Class A shares of Ivy
International Fund $188,180, $46,028 and $24,474, respectively, in sales commissions, of which $18,789, $7,817 and $8,489 respectively, was retained after dealer allowances. During the fiscal year ended December 31, 2002,
IMI on behalf of IFDI received $176,978 in CDSCs on redemptions of Class B shares of the Fund. During the fiscal year ended December 31, 2002, IMI on behalf of IFDI received $14,868 in CDSCs on redemptions of Class C shares of the Fund.

    During the fiscal years ended December 31, 2000, 2001 and 2002, IMI, on behalf of IFDI, received from sales of Class A shares of Ivy
International Value Fund $82,407, $6,229 and $2,310, respectively, in sales commissions, of which $3,791, $883 and $377 respectively, was retained after dealer allowances. During the fiscal year ended December 31, 2002,
IMI on behalf of IFDI received $103,233 in CDSCs on redemptions of Class B shares of Ivy International Value Fund. During the fiscal year ended
December 31, 2002, IMI on behalf of IFDI received $1,565 in CDSCs on redemptions of Class C shares of Ivy International Value Fund.

    During the fiscal years ended December 31, 2000, 2001 and 2002, IFDI received from sales of Class A shares of Ivy Pacific Opportunities Fund
$25,351, $4,599 and $1,902, respectively, in sales commissions, of which
$4,040, $674 and $287, respectively, was retained after dealer allowances.
During the fiscal year ended December 31, 2002, IMI on behalf of IFDI received $8,886 in CDSCs on redemptions of Class B shares of Ivy Pacific
Opportunities Fund. During the fiscal year ended December 31, 2002, IMI on behalf of IFDI received $2 in CDSCs on redemption of Class C shares of Ivy
Pacific Opportunities Fund.

    The Distribution Agreement will continue in effect for successive one-year periods, provided that such continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees, cast in person at a meeting called for that purpose and by the vote of either a majority of the entire Board or a majority of the outstanding voting securities of each Fund. The Distribution Agreement may be terminated with respect to any Fund at any time, without payment of any penalty, by IFDI on 60 days' written notice to the Fund or by a Fund by vote of either a majority of the outstanding voting securities of the Fund or a majority of the Independent Trustees on 60 days' written notice to
IFDI. The Distribution Agreement shall terminate automatically in the event of its assignment.

    Payments to Dealers: WRIICO on behalf of IFDI currently intends to pay to dealers a sales commission of 4% of the sale price of Class B shares they have sold, and WRIICO or one of its subsidiaries will receive the entire amount of the CDSC paid by shareholders on the redemption of
Class B shares to finance the 4% commission and related marketing expenses. With respect to Class C shares, WRIICO on behalf of IFDI currently intends to pay to dealers a sales commission of 1% of the sale price of Class C shares that they have sold, a portion of which is to compensate the dealers for providing Class C shareholder account services during the first year of investment. WRIICO or one of its subsidiaries will receive the entire amount of the CDSC paid by shareholders on the redemption of Class C shares to finance the 1% commission and related marketing expenses.

    RULE 18f-3 PLAN. On February 23, 1995, the SEC adopted Rule 18f-3 under the 1940 Act, which permits a registered open-end investment company to issue multiple classes of shares in accordance with a written plan approved by the investment company's board of directors/trustees and filed with the SEC. The Board has adopted a Rule 18f-3 plan on behalf of each
Fund. The key features of the Rule 18f-3 plan are as follows:  (i) shares of each class of each Fund represent an equal pro rata interest in that
Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, terms and conditions, except that each class bears certain class-specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class;
(ii) subject to certain limitations described in the Prospectus, shares of a particular class of each Fund may be exchanged for shares of the same class of another Ivy fund; and (iii) each Fund's Class B shares will convert automatically into Class A shares of that Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion.

    RULE 12B-1 DISTRIBUTION PLANS. The Trust has adopted on behalf of each Fund, in accordance with Rule 12b-1 under the 1940 Act, separate Rule
12b-1 distribution plans pertaining to each Fund's Class A, Class B and
Class C shares (each, a "Plan"). In adopting each Plan, a majority of the
Independent Trustees have concluded in accordance with the requirements of
Rule 12b-1 that there is a reasonable likelihood that each Plan will benefit each Fund and its shareholders. The Trustees of the Trust believe that the Plans should result in greater sales and/or fewer redemptions of each Fund's shares, although it is impossible to know for certain the level of sales and redemptions of any Fund's shares in the absence of a
Plan or under an alternative distribution arrangement.

    Under each Plan, each Fund pays IFDI a service fee, accrued daily and paid monthly, at the annual rate of up to 0.25% of the average daily net assets attributable to its Class A, Class B or Class C shares, as the case may be. This fee constitutes reimbursement to IFDI for fees paid by IFDI.
The services for which service fees may be paid include, among other things, advising clients or customers regarding the purchase, sale or retention of shares of the Fund, answering routine inquiries concerning the Fund and assisting shareholders in changing options or enrolling in specific plans. Pursuant to each Plan, service fee payments made out of or charged against the assets attributable to the Fund's Class A, Class B or
Class C shares must be in reimbursement for services rendered for or on behalf of the affected class. The expenses not reimbursed in any one month may be reimbursed in a subsequent month. The Class A Plan does not provide for the payment of interest or carrying charges as distribution expenses.
Class A shares of the Ivy International Fund issued prior to January 1,
1992 are not subject to an ongoing service fee. For this Fund, the annual service fee attributable to the Class A shares of the Fund may equal up to
0.25% of the net assets attributable to Class A shares issued on or after
January 1, 1992. Since the calculation of the service fee does not take into account shares outstanding prior to January 1, 1992, this arrangement results in a rate of service fee payable by the Fund that is lower than
0.25% of the net assets attributable to Class A shares of the Fund. For the fiscal year ended December 31, 2002, the combined service fees were
0.20% of the average net assets attributable to Class A shares of Ivy
International Fund.

    Under each Fund's Class B and Class C Plans, each Fund also pays IFDI a distribution fee, accrued daily and paid monthly, at the annual rate of
0.75% of the average daily net assets attributable to its Class B or Class
C shares. This fee constitutes compensation to IFDI and is not dependent on IFDI's expenses incurred. IFDI may reallow to dealers all or a portion of the service and distribution fees as IFDI may determine from time to time. The distribution fee compensates IFDI for expenses incurred in connection with activities primarily intended to result in the sale of the
Fund's Class B or Class C shares, including the printing of prospectuses and reports for persons other than existing shareholders and the preparation, printing and distribution of sales literature and advertising materials. Pursuant to each Class B and Class C Plan, IFDI may include interest, carrying or other finance charges in its calculation of distribution expenses, if not prohibited from doing so pursuant to an order of or a regulation adopted by the SEC.

    Among other things, each Plan provides that (1) IFDI will submit to the Board at least quarterly, and the Trustees will review, written reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made; (2) each Plan will continue in effect only so long as such continuance is approved at least annually, and any material amendment thereto is approved, by the votes of a majority of the
Board, including the Independent Trustees, cast in person at a meeting called for that purpose; (3) payments by each Fund under each Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class; and (4) while each Plan is in effect, the selection and nomination of Independent
Trustees shall be committed to the discretion of the then current
Independent Trustees.

    IFDI may make payments for distribution assistance and for administrative and accounting services from resources that may include the management fees paid by each Fund. IFDI also may make payments (such as the service fee payments described above) to unaffiliated broker-dealers, banks, investment advisors, financial institutions and other entities for services rendered in the distribution of each Fund's shares. To qualify for such payments, shares may be subject to a minimum holding period.
However, no such payments will be made to any dealer or broker or other party if at the end of each year the amount of shares held does not exceed a minimum amount. The minimum holding period and minimum level of holdings will be determined from time to time by IFDI.

    A report of the amount expended pursuant to each Plan, and the purposes for which such expenditures were incurred, must be made to the
Board for its review at least quarterly.

    The Class B Plan and underwriting agreement were amended effective
March 16, 1999 to permit IFDI to sell its right to receive distribution fees under the Class B Plan and CDSCs to third parties. WRIICO on behalf of IFDI enters into such transactions to finance the payment of commissions to brokers at the time of sale and other distribution-related expenses. In connection with such amendments, the Trust has agreed that the distribution fee will not be terminated or modified (including a modification by change in the rules relating to the conversion of Class B shares into shares of another class) for any reason (including a termination of the underwriting agreement) except:

         (i)  to the extent required by a change in the 1940 Act, the rules or regulations under the 1940 Act, or the Conduct
              Rules of the NASD, in each case enacted, issued, or
              promulgated after March 16, 1999;

         (ii) on a basis which does not alter the amount of the
              distribution payments to IFDI computed with reference to
              Class B shares the date of original issuance of which
              occurred on or before December 31, 1998;

        (iii) in connection with a Complete Termination (as defined in the Class B Plan); or

         (iv) on a basis determined by the Board of Trustees acting in good faith so long as (a) neither the Trust nor any
              successor trust or fund or any trust or fund acquiring a
              substantial portion of the assets of the Trust
              (collectively, the "Affected Funds") nor the sponsors of
              the Affected Funds pay, directly or indirectly, as a fee, a trailer fee, or by way of reimbursement, any fee, however
              denominated, to any person for personal services, account
              maintenance services or other shareholder services rendered to the holder of Class B shares of the Affected Funds from and after the effective date of such modification or
              termination, and (b) the termination or modification of the distribution fee applies with equal effect to all
              outstanding Class B shares from time to time of all
              Affected Funds regardless of the date of issuance thereof.

    In the Distribution Agreement, the Trust has also agreed that it will not take any action to waive or change any CDSC in respect of any Class B share the date of original issuance of which occurred on or before December
31, 1998, except as provided in the Trust's prospectus or statement of additional information, without the consent of IFDI and its transferees.

    During the fiscal year ended December 31, 2002, Ivy Cundill Global
Value Fund paid IFDI $1,421 pursuant to its Class A plan. During the fiscal year ended December 31, 2002 Ivy Cundill Global Value Fund paid
IFDI $10,915 pursuant to its Class B plan. During the fiscal year ended
December 31, 2002, the Fund paid IFDI $1,477 pursuant to its Class C plan.

    During the fiscal year ended December 31, 2002, IMI or IFDI expended the following amounts in marketing Class A shares of Ivy Cundill
Global Value Fund: advertising, $40; printing and mailing of prospectuses to persons other than current shareholders, $10,114; compensation to underwriters $0; compensation to dealers, $355; compensation to sales personnel, $4,451; interest, carrying or other financing charges $0;
seminars and meetings, $89; travel and entertainment, $397; general and administrative, $1,071; telephone, $120; and occupancy and equipment rental, $559.

    During the fiscal year ended December 31, 2002, IMI or IFDI expended the following amounts in marketing Class B shares of Ivy Cundill
Global Value Fund: advertising, $79; printing and mailing of prospectuses to persons other than current shareholders, $20,446; compensation to underwriters $0; compensation to dealers, $4,069; compensation to sales personnel, $9,487; interest, carrying or other financing charges $0;
seminars and meetings, $1,106; travel and entertainment, $888; general and administrative, $2,254; telephone, $254; and occupancy and equipment rental, $1,203.

    During the fiscal year ended December 31, 2002, IMI or IFDI expended the following amounts in marketing Class C shares of Ivy Cundill
Global Value Fund: advertising, $10; printing and mailing of prospectuses to persons other than current shareholders, $2,868; compensation to underwriters $0; compensation to dealers, $1,131; compensation to sales personnel, $1,213; interest, carrying or other financing charges $0;
seminars and meetings, $283; travel and entertainment, $103; general and administrative, $295; telephone, $34; and occupancy and equipment rental,
$151.

    During the fiscal year ended December 31, 2002, Ivy European
Opportunities Fund paid IFDI $68,690 pursuant to its Class A plan. During the fiscal year ended December 31, 2002 Ivy European Opportunities Fund paid IFDI $297,574 pursuant to its Class B plan. During the fiscal year ended December 31, 2002, the Fund paid IFDI $223,062 pursuant to its Class
C plan.

    During the fiscal year ended December 31, 2002, IMI or IFDI expended the following amounts in marketing Class A shares of Ivy European
Opportunities Fund: advertising, $848; printing and mailing of prospectuses to persons other than current shareholders, $5,916;
compensation to underwriters $0; compensation to dealers, $11,427;
compensation to sales personnel, $108,056; interest, carrying or other financing charges $0; seminars and meetings, $2,857; travel and entertainment, $11,894; general and administrative, $25,256; telephone,
$2,981; and occupancy and equipment rental, $13,697.

    During the fiscal year ended December 31, 2002, IMI or IFDI expended the following amounts in marketing Class B shares of Ivy European
Opportunities Fund: advertising, $920; printing and mailing of prospectuses to persons other than current shareholders, $6,412;
compensation to underwriters $0; compensation to dealers, $625,665;
compensation to sales personnel, $117,062; interest, carrying or other financing charges $0; seminars and meetings, $156,416; travel and entertainment, $12,822; general and administrative, $27,375; telephone,
$3,227; and occupancy and equipment rental, $14,839.

    During the fiscal year ended December 31, 2002, IMI or IFDI expended the following amounts in marketing Class C shares of Ivy European
Opportunities Fund: advertising, $693; printing and mailing of prospectuses to persons other than current shareholders, $4,792;
compensation to underwriters $0; compensation to dealers, $22,893;
compensation to sales personnel, $88,029; interest, carrying or other financing charges $0; seminars and meetings, $5,723; travel and entertainment, $9,628; general and administrative, $20,607; telephone,
$2,428; and occupancy and equipment rental, $11,150.

    During the fiscal year ended December 31, 2002, Ivy Global Natural
Resources Fund paid IFDI $38,138 pursuant to its Class A plan. During the fiscal year ended December 31, 2002, Ivy Global Natural Resources Fund paid IFDI $79,517 pursuant to its Class B plan. During the fiscal year ended December 31, 2002, the Fund paid IFDI $41,104 pursuant to its Class
C plan.

    During the fiscal year ended December 31, 2002, IMI or IFDI expended the following amounts in marketing Class A shares of Ivy Global
Natural Resources Fund: advertising, $38,043; printing and mailing of prospectuses to persons other than current shareholders, $25,206;
compensation to underwriters $0; compensation to dealers, $7,221;
compensation to sales personnel, $62,716; interest, carrying or other financing charges $0; seminars and meetings, $1,806; travel and entertainment, $6,060; general and administrative, $14,846; telephone,
$1,692; and occupancy and equipment rental, $7,960.

    During the fiscal year ended December 31, 2002, IMI or IFDI expended the following amounts in marketing Class B shares of Ivy Global
Natural Resources Fund: advertising, $19,743; printing and mailing of prospectuses to persons other than current shareholders, $12,776;
compensation to underwriters $0; compensation to dealers, $55,596;
compensation to sales personnel, $31,923; interest, carrying or other financing charges $0; seminars and meetings, $13,899; travel and entertainment, $3,141; general and administrative, $7,515; telephone,
$861; and occupancy and equipment rental, $4,068.

    During the fiscal year ended December 31, 2002, IMI or IFDI expended the following amounts in marketing Class C shares of Ivy Global
Natural Resources Fund: advertising, $10,795; printing and mailing of prospectuses to persons other than current shareholders, $7,159;
compensation to underwriters $0; compensation to dealers, $48,035;
compensation to sales personnel, $17,136; interest, carrying or other financing charges $0; seminars and meetings, $12,009; travel and entertainment, $1,598; general and administrative, $4,080; telephone,
$461; and occupancy and equipment rental, $2,169.

    During the fiscal year ended December 31, 2002, Ivy International
Fund paid IFDI $378,397 pursuant to its Class A plan. During the fiscal year ended December 31, 2002 Ivy International Fund paid IFDI $986,230 pursuant to its Class B plan. During the fiscal year ended December 31,
2002, the Fund paid IFDI $191,552 pursuant to its Class C plan.

    During the fiscal year ended December 31, 2002, IMI or IFDI expended the following amounts in marketing Class A shares of Ivy
International Fund: advertising, $5,015; printing and mailing of prospectuses to persons other than current shareholders, $35,608;
compensation to underwriters $0; compensation to dealers, $74,558;
compensation to sales personnel, $687,986; interest, carrying or other financing charges $0; seminars and meetings, $18,647; travel and entertainment, $85,352; general and administrative, $158,246; telephone,
$19,368; and occupancy and equipment rental, $87,348.

    During the fiscal year ended December 31, 2002, IMI or IFDI expended the following amounts in marketing Class B shares of Ivy
International Fund: advertising, $2,616; printing and mailing of prospectuses to persons other than current shareholders, $17,516;
compensation to underwriters $0; compensation to dealers, $181,363;
compensation to sales personnel, $343,811; interest, carrying or other financing charges $0; seminars and meetings, $45,341; travel and entertainment, $39,907; general and administrative, $79,838; telephone,
$9,570; and occupancy and equipment rental, $43,596.

    During the fiscal year ended December 31, 2002, IMI or IFDI expended the following amounts in marketing Class C shares of Ivy
International Fund: advertising, $508; printing and mailing of prospectuses to persons other than current shareholders, $3,403;
compensation to underwriters $0; compensation to dealers, $20,918;
compensation to sales personnel, $66,852; interest, carrying or other financing charges $0; seminars and meetings, $5,230; travel and entertainment, $7,771; general and administrative, $15,523; telephone,
$1,862; and occupancy and equipment rental, $8,475.

    During the fiscal year ended December 31, 2002, Ivy International
Value Fund paid IFDI $26,116 pursuant to its Class A plan. During the fiscal year ended December 31, 2002, Ivy International Value Fund paid
IFDI $366,679 pursuant to its Class B plan. During the fiscal year ended
December 31, 2002, the Fund paid IFDI $122,381 pursuant to its Class C plan.

    During the fiscal year ended December 31, 2002, IMI or IFDI expended the following amounts in marketing Class A shares of Ivy
International Value Fund: advertising, $286; printing and mailing of prospectuses to persons other than current shareholders, $1,682;
compensation to underwriters $0; compensation to dealers, $4,192;
compensation to sales personnel, $36,824; interest, carrying or other financing charges $0; seminars and meetings, $1,049; travel and entertainment, $4,143; general and administrative, $8,595; telephone,
$1,022; and occupancy and equipment rental, $4,661.

    During the fiscal year ended December 31, 2002, IMI or IFDI expended the following amounts in marketing Class B shares of Ivy
International Value Fund: advertising, $1,006; printing and mailing of prospectuses to persons other than current shareholders, $6,034;
compensation to underwriters $0; compensation to dealers, $137,774;
compensation to sales personnel, $129,945; interest, carrying or other financing charges $0; seminars and meetings, $34,443; travel and entertainment, $14,591; general and administrative, $30,282; telephone,
$3,595; and occupancy and equipment rental, $16,484.

    During the fiscal year ended December 31, 2002, IMI or IFDI expended the following amounts in marketing Class C shares of Ivy
International Value Fund: advertising, $333; printing and mailing of prospectuses to persons other than current shareholders, $2,015;
compensation to underwriters $0; compensation to dealers, $10,772;
compensation to sales personnel, $43,287; interest, carrying or other financing charges $0; seminars and meetings, $2,693; travel and entertainment, $4,927; general and administrative, $10,072; telephone,
$1,201; and occupancy and equipment rental, $5,491.

    During the fiscal year ended December 31, 2002, IMI or IFDI expended the following amounts in marketing Class A shares of Ivy Money
Market Fund: advertising, $398; printing and mailing of prospectuses to persons other than current shareholders, $2,195; compensation to underwriters, $0; compensation to dealers,  $5,826; compensation to sales personnel, $49,434; interest, carrying or other financing documents $0;
seminars and meetings, $1,457;  travel and entertainment, $5,199; general and administrative, $11,647; telephone, $1,357; and occupancy and equipment rental, $6,246.

    During the fiscal year ended December 31, 2002, IMI or IFDI expended the following amounts in marketing Class B shares of Ivy Money
Market Fund: advertising, $182; printing and mailing of prospectuses to persons other than current shareholders, $1,025; compensation to underwriters $0; compensation to dealers, $13,874; compensation to sales personnel, $22,586; interest, carrying or other financing charges $0;
seminars and meetings, $3,468; travel and entertainment, $2,370; general and administrative, $5,309; telephone, $618; and occupancy and equipment rental, $2,862.

    During the fiscal year ended December 31, 2002, IMI or IFDI expended the following amounts in marketing Class C shares of Ivy Money
Market Fund: advertising, $22; printing and mailing of prospectuses to persons other than current shareholders, $98; compensation to underwriters
$0; compensation to dealers, $1,341; compensation to sales personnel,
$2,525; interest, carrying or other financing charges $0; seminars and meetings, $335; travel and entertainment, $247; general and
administrative, $607; telephone, $69; and occupancy and equipment rental,
$315.

    During the fiscal year ended December 31, 2002, Ivy Pacific
Opportunities Fund paid IFDI $15,765 pursuant to its Class A plan. During the fiscal year ended December 31, 2002 Ivy Pacific Opportunities Fund paid IFDI $33,518 pursuant to its Class B plan. During the fiscal year ended December 31, 2002, the Fund paid IFDI $7,847 pursuant to its Class C plan.

    During the fiscal year ended December 31, 2002, IMI or IFDI expended the following amounts in marketing Class A shares of Ivy Pacific
Opportunities Fund: advertising, $182; printing and mailing of prospectuses to persons other than current shareholders, $1,058;
compensation to underwriters $0; compensation to dealers, $2,663;
compensation to sales personnel, $22,786; interest, carrying or other financing charges $0; seminars and meetings, $666; travel and entertainment, $2,404; general and administrative, $5,338; telephone,
$624; and occupancy and equipment rental, $2,895.

    During the fiscal year ended December 31, 2002, IMI or IFDI expended the following amounts in marketing Class B shares of Ivy Pacific
Opportunities Fund: advertising, $94; printing and mailing of prospectuses to persons other than current shareholders, $557; compensation to underwriters $0; compensation to dealers, $21,259; compensation to sales personnel, $11,962; interest, carrying or other financing charges $0;
seminars and meetings, $5,314; travel and entertainment, $1,322; general and administrative, $2,791; telephone, $330; and occupancy and equipment rental, $1,518.

    During the fiscal year ended December 31, 2002, IMI or IFDI expended the following amounts in marketing Class C shares of Ivy Pacific
Opportunities Fund: advertising, $22; printing and mailing of prospectuses to persons other than current shareholders, $127; compensation to underwriters $0; compensation to dealers, $1,617; compensation to sales personnel, $2,743; interest, carrying or other financing charges $0;
seminars and meetings, $404; travel and entertainment, $302; general and administrative, $640; telephone, $76; and occupancy and equipment rental,
$349.

    Each Plan may be amended at any time with respect to the class of shares of the Fund to which the Plan relates by vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of considering such amendment. Each Plan may be terminated at any time with respect to the class of shares of the
Fund to which the Plan relates, without payment of any penalty, by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of that class.

    If the Distribution Agreement or the Distribution Plans are
terminated (or not renewed) with respect to any of the Ivy funds (or class of shares thereof), each may continue in effect with respect to any other fund (or Class of shares thereof) as to which they have not been terminated (or have been renewed).

CUSTODIAN

    Pursuant to a Custodian Agreement with the Trust, UMB Bank, n.a. (the
"Custodian"), located at 928 Grand Boulevard, Kansas City, Missouri, 64106,
maintains custody of the assets of each Fund held in the United States.
Rules adopted under the 1940 Act permit the Trust to maintain its foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Pursuant to those rules, the Custodian has entered into subcustodial agreements for the holding of each Fund's foreign securities. With respect to each Fund, the Custodian may receive, as partial payment for its services to each Fund, a portion of the Trust's brokerage business, subject to its ability to provide best price and execution.

FUND ACCOUNTING SERVICES

    Pursuant to a Fund Accounting Services Agreement, WRIICO (formerly,
IMI) provides certain accounting and pricing services for each Fund. As of
March 18, 2003, WRIICO assigned its responsibilities under the Fund
Accounting Services Agreement to Waddell & Reed Services Company. As
compensation for those services, each Fund pays WRIICO a monthly fee plus out-of-pocket expenses as incurred. The monthly fee is based upon the net assets of each Fund except Ivy Money Market Fund at the preceding month end at the following rates: s$1,250 when net assets are $10 million and under; $2,500 when net assets are over $10 million to $40 million; $5,000 when net assets are over $40 million to $75 million; and $6,500 when net assets are over $75 million. The monthly fee for the Ivy Money Market fund is based on .10% of average net assets.

    During the fiscal year ended December 31, 2002, Ivy Cundill Global
Value Fund paid IMI $16,676 under the agreement.

    During the fiscal year ended December 31, 2002, Ivy European
Opportunities Fund paid IMI $110,283 under the agreement.

    During the fiscal year ended December 31, 2002, Ivy Global Natural
Resources Fund paid IMI $44,775 under the agreement.

    During the fiscal year ended December 31, 2002, Ivy International
Fund paid IMI $211,731 under the agreement.

    During the fiscal year ended December 31, 2002, Ivy International
Value Fund paid IMI $86,488 under the agreement.

    During the fiscal year ended December 31, 2002, Ivy Money Market Fund paid IMI $28,899 under the agreement.

    During the fiscal year ended December 31, 2002, Ivy Pacific
Opportunities Fund paid IMI $30,611 under the agreement.

TRANSFER AGENT

    Pursuant to a Transfer Agency Services Agreement, PFPC Global Fund
Services, Inc. ("PFPC"), a Massachusetts corporation, located at 4400
Computer Drive, Westborough, MA 01581 is the transfer agent for each Fund.
Under the Agreement, each Fund pays a monthly fee at an annual rate of
$17.00 for each open Class A, Class B, Class C and Advisor Class account.
Each Fund with Class I shares pays a monthly fee at an annual rate of
$10.25 per open Class I account. In addition, each Fund pays a monthly fee at an annual rate of $3.60 per account that is closed plus certain out-of-
pocket expenses. Such fees and expenses for the fiscal year ended December
31, 2002 for Ivy Cundill Global Value Fund totaled $9,304. Such fees and expenses for the fiscal year ended December 31, 2002 for Ivy European
Opportunities Fund totaled $375,315. Such fees and expenses for the fiscal year ended December 31, 2002 for Ivy Global Natural Resources Fund totaled
$107,432. Such fees and expenses for the fiscal year ended December 31,
2002 for Ivy International Fund totaled $1,052,425. Such fees and expenses for the fiscal year ended December 31, 2002 for Ivy International Value
Fund totaled $244,778. Such fees and expenses for the fiscal year ended
December 31, 2002 for Money Market Fund totaled $100,635. Such fees and expenses for the fiscal year ended December 31, 2002 for Ivy Pacific
Opportunities Fund totaled $66,761. Certain broker-dealers that maintain shareholder accounts with each Fund through an omnibus account provide transfer agent and other shareholder-related services that would otherwise be provided by PFPC if the individual accounts that comprise the omnibus account were opened by their beneficial owners directly. PFPC pays such broker-dealers a per account fee for each open account within the omnibus account, or a fixed rate (e.g., 0.10%) fee, based on the average daily net asset value of the omnibus account (or a combination thereof).

ADMINISTRATOR

    Pursuant to an Administrative Services Agreement, WRIICO provides certain administrative services to each Fund. As of March 18, 2003, WRIICO assigned its responsibilites under the Administrative Services Agreement to Waddell & Reed Services Company. As compensation for these services, each Fund (except with respect to its Class I shares) pays WRIICO a monthly fee at the annual rate of 0.10% of the Fund's average daily net assets.
Each Fund with Class I shares paid WRIICO a monthly fee at the annual rate of 0.01% of its average daily net assets for the Class I shares. Class I shares were closed to further investment effective February 18, 2003. Such fees for the fiscal year ended December 31, 2002 for Ivy Cundill Global
Value Fund totaled $3,792. Such fees for the fiscal year ended December 31,
2002 for Ivy European Opportunities Fund totaled $87,624. Such fees for the fiscal year ended December 31, 2002 for Ivy Global Natural Resources Fund
totaled $29,399. Such fees for the fiscal year ended December 31, 2002 for
Ivy International Fund totaled $309,037. Such fees for the fiscal year ended December 31, 2002 for Ivy International Value Fund totaled $59,578.
Such fees for the fiscal year ended December 31, 2002 for Ivy Money Market
Fund totaled $20,405. Such fees for the fiscal year ended December 31, 2002 for Ivy Pacific Opportunities Fund totaled $10,536.

    Outside of providing administrative services to the Trust, as described above, WRIICO may also act on behalf of IFDI in paying commissions to broker-dealers with respect to sales of Class B and Class C shares of each Fund.

AUDITORS

    Deloitte & Touche LLP, located at 1010 Grand Boulevard, Kansas City,
Missouri, has been selected as auditors for the Trust. The audit services performed by Deloitte & Touche LLP include audits of the annual financial statements of each of the funds of the Trust. Deloitte & Touche LLP audited the December 31, 2002 financial statements of each of the funds in the Trust; prior to December 31, 2002, other auditors audited the financial statements of each of the funds in the Trust. Other services provided by Deloitte & Touche LLP principally relate to filings with the
SEC and the preparation of the funds' tax returns.

                          BROKERAGE ALLOCATION

    Subject to the overall supervision of the President and the Board,
WRIICO, Henderson (for Ivy European Opportunities Fund), Cundill (for Ivy
Cundill Global Value Fund) or MFC (for Ivy Global Natural Resources Fund)
(the "Advisors"), place orders for the purchase and sale of each Fund's portfolio securities. Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services. Purchases and sales of debt securities are usually principal transactions and therefore, brokerage commissions are usually not required to be paid by the Funds for such purchases and sales (although the price paid generally includes undisclosed compensation to the dealer). The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter, and purchases of after-
market securities from dealers normally reflect the spread between the bid and asked prices. In connection with OTC transactions, the Advisors attempt to deal directly with the principal market makers, except in those circumstances where the Advisors believe that a better price and execution are available elsewhere.

    The Advisors select broker-dealers to execute transactions and evaluate the reasonableness of commissions on the basis of quality, quantity, and the nature of the firms' professional services. Commissions to be charged and the rendering of investment services, including statistical, research, and counseling services by brokerage firms, are factors to be considered in the placing of brokerage business. The types of research services provided by brokers may include general economic and industry data, and information on securities of specific companies.
Research services furnished by brokers through whom the Trust effects securities transactions may be used by the Advisors in servicing all of their accounts. In addition, not all of these services may be used by the
Advisors in connection with the services they provide to the Funds or the
Trust. The Advisors may consider sales of shares of Ivy funds as a factor in the selection of broker-dealers and may select broker-dealers who provide them with research services. The Advisors may choose broker-
dealers that provide the Advisors with research services and may cause a client to pay such broker-dealers commissions which exceed those other broker-dealers may have charged, if the Advisors view the commissions as reasonable in relation to the value of the brokerage and/or research services. The Advisors will not, however, seek to execute brokerage transactions other than at the best price and execution, taking into account all relevant factors such as price, promptness of execution and other advantages to clients, including a determination that the commission paid is reasonable in relation to the value of the brokerage and/or research services.

    During the period from April 17, 2000 (commencement) to December 31,
2000 and for fiscal year ended December 31, 2001, Ivy Cundill Global Value
Fund paid brokerage commissions of $5,475 and $7,033, respectively. For the fiscal year ended December 31, 2002, Ivy Cundill Global Value Fund paid a total of $33,718 in brokerage commissions with respect to portfolio transactions aggregating $10,303,890. Of such amount, $31,009 in brokerage commissions with respect to portfolio transactions aggregating $9,458,693 was placed with broker-dealers who provided research services.

    During the fiscal years ended December 31, 2000 and 2001, Ivy
European Opportunities Fund paid brokerage commissions of $963,629 and
$378,774, respectively. For the fiscal year ended December 31, 2002, Ivy
European Opportunities Fund paid a total of $258,076 in brokerage commissions with respect to portfolio transactions aggregating
$141,552,195. Of such amount, $254,040 in brokerage commissions with respect to portfolio transactions aggregating $139,556,680 was placed with broker-dealers who provided research services.

    During the fiscal years ended December 31, 2000 and 2001, Ivy Global
Natural Resources Fund paid brokerage commissions of $74,204 and $122,750, respectively. For the fiscal year ended December 31, 2002, Ivy Global
Natural Resources Fund paid a total of $156,080 in brokerage commissions with respect to portfolio transactions aggregating $55,704,863. Of such amount, $144,661 in brokerage commissions with respect to portfolio transactions aggregating $51,669,774 was placed with broker-dealers who provided research services.

    During the fiscal years ended December 31, 2000 and 2001, Ivy
International Fund paid brokerage commissions of $5,059,929 and
$2,109,321, respectively. For the fiscal year ended December 31, 2002, Ivy
International Fund paid a total of $922,641 in brokerage commissions with respect to portfolio transactions aggregating $423,101,836. Of such amount, $860,614 in brokerage commissions with respect to portfolio transactions aggregating $389,575,295 was placed with broker-dealers who provided research services.

    During the fiscal years ended December 31, 2000 and 2001, Ivy
International Value Fund paid brokerage commissions of $356,738 and
$224,446, respectively. For the fiscal year ended December 31, 2002, Ivy
International Value Fund paid a total of $165,800 in brokerage commissions with respect to portfolio transactions aggregating $72,683,878. Of such amount, $141,651 in brokerage commissions with respect to portfolio transactions aggregating $62,684,793 was placed with broker-dealers who provided research services.

    During the fiscal years ended December 31, 2000 and 2001, Ivy Pacific
Opportunities Fund paid brokerage commissions of $170,281 and 108,170, respectively. For the fiscal year ended December 31, 2002, Ivy Pacific
Opportunities Fund paid a total of $21,625 in brokerage commissions with respect to portfolio transactions aggregating $4,965,800. Of such amount,
$20,925 in brokerage commissions with respect to portfolio transactions aggregating $4,824,883 was placed with broker-dealers who provided research services.

    Brokerage commissions vary from year to year in accordance with the extent to which a particular Fund is more or less actively traded.

    Each Fund may, under some circumstances, accept securities in lieu of cash as payment for Fund shares. Each Fund will accept securities only to increase its holdings in a portfolio security or to take a new portfolio position in a security that the Advisors deem to be a desirable investment for each Fund. While no minimum has been established, it is expected that each Fund will not accept securities having an aggregate value of less than $1 million. The Trust may reject in whole or in part any or all offers to pay for any Fund shares with securities and may discontinue accepting securities as payment for any Fund shares at any time without notice. The Trust will value accepted securities in the manner and at the same time provided for valuing portfolio securities of each Fund, and each
Fund's shares will be sold for net asset value determined at the same time the accepted securities are valued. The Trust will only accept securities delivered in proper form and will not accept securities subject to legal restrictions on transfer. The acceptance of securities by the Trust must comply with the applicable laws of certain states.

                    CAPITALIZATION AND VOTING RIGHTS

    The capitalization of the Trust consists of an unlimited number of shares of beneficial interest (no par value per share). When issued, shares of each class of each Fund are fully paid, non-assessable, redeemable and fully transferable. No class of shares of any Fund has preemptive rights or subscription rights.

    The Declaration of Trust of the Trust permits the Trustees to create separate series or portfolios and to divide any series or portfolio into one or more classes. The Trustees have authorized fifteen series, each of which represents a fund. The Trustees have further authorized the issuance of Class A, Class B, and Class C shares for Ivy Money Market Fund, and
Class A, Class B, Class C and Advisor Class shares for Ivy Bond Fund, Ivy
Cundill Global Value Fund, Ivy Developing Markets Fund, Ivy European
Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund,
Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy International
Fund, Ivy International Small Companies Fund, Ivy International Value
Fund, Ivy Pacific Opportunities Fund, Ivy US Blue Chip Fund and Ivy US
Emerging Growth Fund, as well as Class I shares for Ivy Bond Fund, Ivy
Cundill Global Value Fund, Ivy European Opportunities Fund, Ivy Global
Science & Technology Fund, Ivy International Fund, Ivy International Small
Companies Fund, Ivy International Value Fund and Ivy US Blue Chip Fund.
Class I shares were closed to further investment effective February 18,
2003. Under the Declaration of Trust, the Trustees may terminate any Fund without shareholder approval. This might occur, for example, if a Fund does not reach or fails to maintain an economically viable size.

    Shareholders have the right to vote for the election of Trustees of the Trust and on any and all matters on which they may be entitled to vote by law or by the provisions of the Trust's By-Laws. The Trust is not required to hold a regular annual meeting of shareholders, and it does not intend to do so. Shares of each class of each Fund entitle their holders to one vote per share (with proportionate voting for fractional shares).
Shareholders of each Fund are entitled to vote alone on matters that only affect that Fund. All classes of shares of each Fund will vote together, except with respect to the distribution plan applicable to a class of the
Fund's shares or when a class vote is required by the 1940 Act. On matters relating to all funds of the Trust, but affecting the funds differently, separate votes by the shareholders of each fund are required. Approval of an investment advisory agreement and a change in fundamental policies would be regarded as matters requiring separate voting by the shareholders of each fund of the Trust. If the Trustees determine that a matter does not affect the interests of a Fund, then the shareholders of that Fund will not be entitled to vote on that matter. Matters that affect the Trust in general, such as ratification of the selection of independent certified public accountants, will be voted upon collectively by the shareholders of all funds of the Trust.

    As used in this SAI and the Prospectus, the phrase "majority vote of the outstanding shares" of a Fund means the vote of the lesser of:
(1) 67% of the shares of that Fund (or of the Trust) present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of that
Fund (or of the Trust).

    With respect to the submission to shareholder vote of a matter requiring separate voting by a Fund, the matter shall have been effectively acted upon with respect to that Fund if a majority of the outstanding voting securities of the Fund votes for the approval of the matter, notwithstanding that:  (1) the matter has not been approved by a majority of the outstanding voting securities of any other fund of the
Trust; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

    The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

    The Trust's shares do not have cumulative voting rights and accordingly the holders of more than 50% of the outstanding shares could elect the entire Board, in which case the holders of the remaining shares would not be able to elect any Trustees.

    Under Massachusetts law, the Trust's shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or its Trustees. The
Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder of any Fund held personally liable for the obligations of that Fund. The risk of a shareholder of the Trust incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and, thus, should be considered remote. No series of the Trust is liable for the obligations of any other series of the Trust.

                      SPECIAL RIGHTS AND PRIVILEGES

    The Trust offers, and (except as noted below) bears the cost of providing, to investors the following rights and privileges. The Trust reserves the right to amend or terminate any one or more of these rights and privileges. Notice of amendments to or terminations of rights and privileges will be provided to shareholders in accordance with applicable law.

    Certain of the rights and privileges described below refer to funds, other than the Funds, whose shares are also distributed by IFDI. These funds are:  Ivy Bond Fund, Ivy Developing Markets Fund, Ivy Global Fund,
Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy International
Small Companies Fund, Ivy US Blue Chip Fund and Ivy US Emerging Growth
Fund (the other eight series of the Trust). Shareholders should obtain a current prospectus before exercising any right or privilege that may relate to these funds.

AUTOMATIC INVESTMENT METHOD

    The Automatic Investment Method, which enables a Fund shareholder to have specified amounts automatically drawn each month from his or her bank for investment in Fund shares, is available for all classes of shares, except Class I. The minimum initial and subsequent investment under this method is $50 per month, $250 for Advisor Class shares (except in the case of a tax qualified retirement plan for which the minimum initial and subsequent investment is $25 per month). A shareholder may terminate the
Automatic Investment Method at any time upon delivery to PFPC of telephone instructions or written notice. See "Automatic Investment Method" in the
Prospectus. To begin the plan, complete Sections 8 and 9 of the Account
Application.

EXCHANGE OF SHARES

    As described in the Prospectus, shareholders of each Fund have an exchange privilege with other Ivy funds. Before effecting an exchange, shareholders of a Fund should obtain and read the currently effective prospectus for the Ivy fund into which the exchange is to be made.

    A 2% redemption fee or short-term trading fee will be imposed on redemptions and exchanges of Class A shares of each Fund made within 30 days of purchase. In addition, a 2% redemption fee or short-term trading fee will be imposed on redemptions and exchanges of Class B, C and Advisor
Class shares of Ivy Developing Markets Fund and Ivy Pacific Opportunities
Fund. As of June 15, 2003, a 2% redemption fee will be imposed on redemptions and exchanges of Advisor Class of shares of all of the Funds made within 30 days of purchase. These fees will be retained by the Fund.
See "Redemptions" below.

    Advisor Class shareholders may exchange their outstanding Advisor
Class shares for Advisor Class shares of another Ivy Fund on the basis of the relative net asset value per share. The minimum value of Advisor Class shares which may be exchanged into an Ivy fund in which shares are not already held is $10,000. No exchange out of any Fund (other than by a complete exchange of all Fund shares) may be made if it would reduce the shareholder's interest in the Advisor Class shares of that Fund to less than $10,000.

    Each exchange will be made on the basis of the relative net asset value per share of the Ivy funds involved in the exchange next computed following receipt by PFPC of telephone instructions by PFPC or a properly executed request. Exchanges, whether written or telephonic, must be received by PFPC by the close of regular trading on the Exchange (normally
4:00 p.m., eastern time) to receive the price computed on the day of receipt. Exchange requests received after that time will receive the price next determined following receipt of the request. The exchange privilege may be modified or terminated at any time, upon at least 60 days' notice to the extent required by applicable law. See "Redemptions" below.

    An exchange of shares between any of the Ivy funds will result in a taxable gain or loss. Generally, this will be a capital gain or loss
(long-term or short-term, depending on the holding period of the shares)
in the amount of the difference between the net asset value of the shares surrendered and the shareholder's tax basis for those shares. However, in certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on an exchange. See
"Taxation."

    With limited exceptions, gain realized by a tax-deferred retirement plan will not be taxable to the plan and will not be taxed to the participant until distribution. Each investor should consult his or her tax advisor regarding the tax consequences of an exchange transaction.

    INITIAL SALES CHARGE SHARES. Generally, Class A shareholders may exchange their Class A shares ("outstanding Class A shares") for Class A shares of another Ivy fund ("new Class A Shares") on the basis of the relative net asset value per Class A share, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A shares and the sales charge payable at the time of the exchange on the new Class A shares. (The additional sales charge will be waived for Class A shares that have been invested for a period of 12 months or longer.)  Class A shareholders may also exchange their shares for shares of Ivy Money Market Fund (no initial sales charge will be assessed at the time of such an exchange). In certain short-term transactions, Class A shares of each Fund, and Class B, C and Advisor
Class shares of Ivy Developing Markets Fund and Ivy Pacific Opportunities
Fund, may be subject to a fee upon redemption or exchange. See
"REDEMPTIONS' below.

    Each Fund may, from time to time, waive the initial sales charge on its Class A shares sold to clients of The Legend Group and United Planners
Financial Services of America, Inc. This privilege will apply on to Class
A Shares of a Fund that are purchased using all or a portion of the proceeds obtained by such clients through redemptions of shares of a mutual fund (other than one of the Funds) on which a sales charge was paid
(the "NAV transfer privilege"). Purchases eligible for the NAV transfer privilege must be made within 60 days of redemption from the other fund, and the Class A shares purchased are subject to a 1.00% CDSC on shares redeemed within the first year after purchase. The NAV transfer privilege also applies to Fund shares purchased directly by clients of such dealers as long as their accounts are linked to the dealer's master account. The normal service fee, as described in the "Initial Sales Charge Alternative
- Class A Shares" section of the Prospectus, will be paid to those dealers in connection with these purchases. IFDI may from time to time pay a special cash incentive to The Legend Group or United Planners Financial
Services of America, Inc. in connection with sales of shares of a Fund by its registered representatives under the NAV transfer privilege.
Additional information on sales charge reductions or waivers may be obtained from IFDI at the address listed on the cover of this Statement of
Additional Information.

CONTINGENT DEFERRED SALES CHARGE SHARES

    CLASS A:  Class A shareholders may exchange their Class A shares that are subject to a contingent deferred sales charge ("CDSC"), as described in the Prospectus ("outstanding Class A shares"), for Class A shares of another Ivy fund ("new Class A shares") on the basis of the relative net asset value per Class A share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class A shares.
Class A shareholders of any Fund exercising the exchange privilege will continue to be subject to that Fund's CDSC period following an exchange if such period is longer than the CDSC period, if any, applicable to the new
Class A shares.

    For purposes of computing the CDSC that may be payable upon the redemption of the new Class A shares, the holding period of the outstanding Class A shares is "tacked" onto the holding period of the new
Class A shares.

    CLASS B:  Class B shareholders may exchange their Class B shares
("outstanding Class B shares") for Class B shares of another Ivy fund
("new Class B shares") on the basis of the relative net asset value per
Class B share, without the payment of any CDSC that would otherwise be due upon the redemption of the outstanding Class B shares. Class B shareholders of any Fund exercising the exchange privilege will continue to be subject to that Fund's CDSC schedule (or period) following an exchange if such schedule is higher (or such period is longer) than the
CDSC schedule (or period) applicable to the new Class B shares.

    Class B shares of any Fund acquired through an exchange of Class B shares of another Ivy fund will be subject to that Fund's CDSC schedule
(or period) if such schedule is higher (or such period is longer) than the
CDSC schedule (or period) applicable to the Ivy fund from which the exchange was made.

    For purposes of both the conversion feature and computing the CDSC that may be payable upon the redemption of the new Class B shares (prior to conversion), the holding period of the outstanding Class B shares is
"tacked" onto the holding period of the new Class B shares.

    The following CDSC table applies to Class B shares of Ivy Bond Fund,
Ivy Cundill Global Value Fund, Ivy Developing Markets Fund, Ivy European
Opportunities Fund, Ivy Global Fund, Ivy Global Natural Resources Fund,
Ivy Global Science & Technology Fund, Ivy Growth Fund, Ivy International
Fund, Ivy International Small Companies Fund, Ivy International Value
Fund, Ivy Pacific Opportunities Fund, Ivy US Blue Chip Fund and Ivy US
Emerging Growth Fund.

                                  CONTINGENT DEFERRED SALES
                                  CHARGE AS A PERCENTAGE OF
YEAR SINCE PURCHASE               DOLLAR AMOUNT SUBJECT TO
                                  CHARGE
First                                         5%
Second                                        4%
Third                                         3%
Fourth                                        3%
Fifth                                         2%
Sixth                                         1%
Seventh and thereafter                        0%

    CLASS C:  Class C shareholders may exchange their Class C shares
("outstanding Class C shares") for Class C shares of another Ivy fund
("new Class C shares") on the basis of the relative net asset value per
Class C share, without the payment of any CDSC that would otherwise be due upon redemption. (Class C shares are subject to a CDSC of 1.00% if redeemed within one year of the date of purchase.)

    CLASS I AND ADVISOR CLASS:  Subject to the restrictions set forth in the following paragraph, Advisor Class shareholders may exchange their outstanding shares for the same class of shares of another Ivy Fund on the basis of the relative net asset value per share. Class I shares were closed to further investment effective February 18, 2003 and no exchanges among Class I shares may be made.

    ALL CLASSES:  The minimum value of shares which may be exchanged into an Ivy fund in which shares are not already held is $1,000 ($10,000 in the case of Advisor Class). No exchange out of any Fund (other than by a complete exchange of all Fund shares) may be made if it would reduce the shareholder's interest in the Fund to less than $1,000 ($10,000 in the case of Advisor Class).

    Each exchange will be made on the basis of the relative net asset value per share of the Ivy funds involved in the exchange next computed following receipt by PFPC of telephone instructions by PFPC or a properly executed request. Exchanges, whether written or telephonic, must be received by PFPC by the close of regular trading on the Exchange (normally
4:00 p.m., eastern time) to receive the price computed on the day of receipt. Exchange requests received after that time will receive the price next determined following receipt of the request. The exchange privilege may be modified or terminated at any time, upon at least 60 days' notice to the extent required by applicable law. See "Redemptions."

    An exchange of shares between any of the Ivy funds will result in a taxable gain or loss. Generally, this will be a capital gain or loss
(long-term or short-term, depending on the holding period of the shares)
in the amount of the difference between the net asset value of the shares surrendered and the shareholder's tax basis for those shares. However, in certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on an exchange. See
"Taxation."

    With limited exceptions, gain realized by a tax-deferred retirement plan will not be taxable to the plan and will not be taxed to the participant until distribution. Each investor should consult his or her tax advisor regarding the tax consequences of an exchange transaction.

LETTER OF INTENT

    Reduced sales charges apply to initial investments in Class A shares of any Fund made pursuant to a non-binding Letter of Intent. A Letter of
Intent may be submitted by an individual, his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. See the Account Application in the
Prospectus. Any investor may submit a Letter of Intent stating that he or she will invest, over a period of 13 months, at least $50,000 in Class A shares of a Fund. A Letter of Intent may be submitted at the time of an initial purchase of Class A shares of a Fund or within 90 days of the initial purchase, in which case the Letter of Intent will be back dated. A shareholder may include, as an accumulation credit, the value (at the applicable offering price) of all Class A shares of Ivy Cundill Global
Value Fund,  Ivy European Opportunities Fund, Ivy Global Natural Resources
Fund, Ivy International Fund, Ivy International Value Fund, and Ivy
Pacific Opportunities Fund, (and shares that have been exchanged into Ivy
Money Market Fund from any of the other funds in the Ivy Funds) held of record by him or her as of the date of his or her Letter of Intent. During the term of the Letter of Intent, the Transfer Agent will hold Class A shares representing 5% of the indicated amount (less any accumulation credit value) in escrow. The escrowed Class A shares will be released when the full indicated amount has been purchased. If the full indicated amount is not purchased during the term of the Letter of Intent, the investor is required to pay IFDI an amount equal to the difference between the dollar amount of sales charge that he or she has paid and that which he or she would have paid on his or her aggregate purchases if the total of such purchases had been made at a single time. Such payment will be made by an automatic liquidation of Class A shares in the escrow account. A Letter of
Intent does not obligate the investor to buy or the Trust to sell the indicated amount of Class A shares, and the investor should read carefully all the provisions of such letter before signing.

RETIREMENT PLANS

    Shares may be purchased in connection with several types of tax-
deferred retirement plans. Shares of more than one fund distributed by
IFDI may be purchased in a single application establishing a single account under the plan, and shares held in such an account may be exchanged among the Ivy funds in accordance with the terms of the applicable plan and the exchange privilege available to all shareholders.
Initial and subsequent purchase payments in connection with tax-deferred retirement plans must be at least $25 per participant.

    The following fees will be charged to individual shareholder accounts as described in the retirement prototype plan document:

    Retirement Plan New Account Fee           no fee
    Retirement Plan Annual Maintenance Fee    $10.00 per fund account

    For shareholders whose retirement accounts are diversified across several Ivy funds, the annual maintenance fee will be limited to not more than $20.

    The following discussion describes the tax treatment of certain tax-
deferred retirement plans under current Federal income tax law. State income tax consequences may vary. An individual considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan.

    INDIVIDUAL RETIREMENT ACCOUNTS:  Shares of each Fund may be used as a funding medium for an Individual Retirement Account ("IRA"). Eligible
individuals may establish an IRA by adopting a model custodial account available from PFPC, who may impose a charge for establishing the account.

    An individual who has not reached age 70-1/2 and who receives compensation or earned income is eligible to contribute to an IRA, whether or not he or she is an active participant in a retirement plan. An individual who receives a distribution from another IRA, a qualified retirement plan, a qualified annuity plan or a tax-sheltered annuity or custodial account ("403(b) plan") that qualifies for "rollover" treatment is also eligible to establish an IRA by rolling over the distribution either directly or within 60 days after its receipt. Tax advice should be obtained in connection with planning a rollover contribution to an IRA.

    An individual may deduct his or her annual contributions to an IRA in computing his or her Federal income tax within the limits described above, provided he or she (or his or her spouse, if they file a joint Federal income tax return) is not an active participant in a qualified retirement plan (such as a qualified corporate, sole proprietorship, or partnership pension, profit sharing, 401(k) or stock bonus plan), qualified annuity plan, 403(b) plan, simplified employee pension, or governmental plan. If he or she (or his or her spouse) is an active participant, whether the individual's contribution to an IRA is fully deductible, partially deductible or not deductible depends on (i) adjusted gross income and
(ii) whether it is the individual or the individual's spouse who is an active participant, in the case of married individuals filing jointly.
Contributions may be made up to the maximum permissible amount even if they are not deductible. Rollover contributions are not includable in income for Federal income tax purposes and therefore are not deductible from it.

    Generally, earnings on an IRA are not subject to current Federal income tax until distributed. Distributions attributable to tax-deductible contributions and to IRA earnings are taxed as ordinary income.
Distributions of non-deductible contributions are not subject to Federal income tax. In general, distributions from an IRA to an individual before he or she reaches age 59-1/2 are subject to a nondeductible penalty tax equal to 10% of the taxable amount of the distribution. The 10% penalty tax does not apply to amounts withdrawn from an IRA after the individual reaches age 59-1/2, becomes disabled or dies, or if withdrawn in the form of substantially equal payments over the life or life expectancy of the individual and his or her designated beneficiary, if any, or rolled over into another IRA, amounts withdrawn and used to pay for deductible medical expenses and amounts withdrawn by certain unemployed individuals not in excess of amounts paid for certain health insurance premiums, amounts used to pay certain qualified higher education expenses, and amounts used within 120 days of the date the distribution is received to pay for certain first-time homebuyer expenses. Distributions must begin to be withdrawn not later than April 1 of the calendar year following the calendar year in which the individual reaches age 70-1/2. Failure to take certain minimum required distributions will result in the imposition of a
50% non-deductible penalty tax.

    ROTH IRAS:  Shares of each Fund also may be used as a funding medium for a Roth Individual Retirement Account ("Roth IRA"). A Roth IRA is
similar in numerous ways to the regular (traditional) IRA, described above. Some of the primary differences are as follows.

    A single individual earning below $95,000 can contribute up to $3,000
($3,500 if 50 or older) per year to a Roth IRA for years 2002 through
2004. The maximum contribution amount diminishes and gradually falls to zero for single filers with adjusted gross incomes ranging from $95,000 to
$110,000. Married couples earning less than $150,000 combined, and filing jointly, can contribute a full $6,000 ($7,000 if 50 or older) per year
($3,000 per IRA) ($3,500 if 50 or older). The maximum contribution amount for married couples filing jointly phases out from $150,000 to $160,000.
An individual whose adjusted gross income exceeds the maximum phase-out amount cannot contribute to a Roth IRA.

    An eligible individual can contribute money to a traditional IRA and a Roth IRA as long as the total contribution to all IRAs does not exceed
$3,000 ($3,500 if 50 or older). Contributions to a Roth IRA are not deductible. Contributions to a Roth IRA may be made even after the individual for whom the account is maintained has attained age 70 1/2.

    No distributions are required to be taken prior to the death of the original account holder. If a Roth IRA has been established for a minimum of five years, distributions can be taken tax-free after reaching age 59
1/2, for a first-time home purchase ($10,000 maximum, one time use), or upon death or disability. All other distributions from a Roth IRA (other than the amount of nondeductible contributions) are taxable and subject to a 10% tax penalty unless an exception applies. Exceptions to the 10%
penalty include: reaching age 59 1/2, death, disability, deductible medical expenses, the purchase of health insurance for certain unemployed individual and qualified higher education expenses.

    An individual with an income of less than $100,000 (who is not married filing separately) can roll his or her existing IRA into a Roth
IRA. However, the individual must pay taxes on the taxable amount in his or her traditional IRA. After 1998, all taxes on such a rollover will have to be paid in the tax year in which the rollover is made.

    QUALIFIED PLANS:  For those self-employed individuals who wish to purchase shares of one or more Ivy funds through a qualified retirement plan, an Agreement and a Retirement Plan are available from PFPC. The
Retirement Plan may be adopted as a profit sharing plan or a money purchase pension plan. A profit sharing plan permits an annual contribution to be made in an amount determined each year by the self-
employed individual within certain limits prescribed by law. A money purchase pension plan requires annual contributions at the level specified in the Agreement. There is no set-up fee for qualified plans and the annual maintenance fee is $20.00 per account.

    In general, if a self-employed individual has any common law employees, employees who have met certain minimum age and service requirements must be covered by the Retirement Plan. A self-employed individual generally must contribute the same percentage of income for common law employees as for himself or herself.

    A self-employed individual may contribute up to the lesser of $40,000 or 100% of compensation or earned income to a money purchase pension plan or to a profit sharing plan each year on behalf of each participant. To be deductible, total contributions to a money purchase plan or profit sharing plan generally may not exceed 25% of the total compensation or earned income of all participants. The amount of compensation or earned income of any one participant that may be included in computing the deduction is limited (generally to $200,000 for benefits accruing in plan years beginning after 2001, with annual inflation adjustments). A self-employed individual's contributions to a retirement plan on his or her own behalf must be deducted in computing his or her earned income.

    Corporate employers may also adopt the Custodial Agreement and
Retirement Plan for the benefit of their eligible employees. Similar contribution and deduction rules apply to corporate employers.
    Distributions from the Retirement Plan generally are made after a participant's severance from employment. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-
1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies; (3) becomes disabled; (4) uses the withdrawal to pay tax-deductible medical expenses; (5) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or (6) rolls over the distribution.

    The Transfer Agent will arrange for Fiduciary Trust Company of New
Hampshire to furnish custodial services to the employer and any participating employees.

    DEFERRED COMPENSATION FOR PUBLIC SCHOOLS AND CHARITABLE ORGANIZATIONS
("403(B)(7) ACCOUNT"):  Section 403(b)(7) of the Internal Revenue Code of
1986, as amended (the "Code") permits public school systems and certain charitable organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements with their employees. A custodial account agreement is available for those employers whose employees wish to purchase shares of one or more Funds in conjunction with such an arrangement. The special application for a 403(b)(7) Account is available from PFPC.

    Distributions from the 403(b)(7) Account may be made only following death, disability, severance from employment, attainment of age 59-1/2, or incurring a financial hardship. A 10% penalty tax generally applies to distributions to an individual before he or she reaches age 59-1/2, unless the individual (1) has reached age 55 and separated from service; (2) dies or becomes disabled; (3) uses the withdrawal to pay tax-deductible medical expenses; (4) takes the withdrawal as part of a series of substantially equal payments over his or her life expectancy or the joint life expectancy of himself or herself and a designated beneficiary; or (5)
rolls over the distribution. There is no set-up fee for 403(b)(7) Accounts and the annual maintenance fee is $20.00 per account.

    SIMPLIFIED EMPLOYEE PENSION ("SEP") IRAS:  An employer may deduct contributions to a SEP up to the lesser of $40,000 or 25% of compensation.
SEP accounts generally are subject to all rules applicable to IRA accounts, except the deduction limits, and are subject to certain employee participation requirements. No new salary reduction SEPs ("SARSEPs") may be established after 1996, but existing SARSEPs may continue to be maintained, and non-salary reduction SEPs may continue to be established as well as maintained after 1996.

    SIMPLE PLANS:  An employer may establish a SIMPLE IRA or a SIMPLE
401(k) for years after 1996. An employee can make pre-tax salary reduction contributions to a SIMPLE Plan, up to $7,000 for 2002 (as increased for
2003 through 2005 and indexed thereafter). Subject to certain limits, the employer will either match a portion of employee contributions, or will make a contribution equal to 2% of each employee's compensation without regard to the amount the employee contributes. An employer cannot maintain a SIMPLE Plan for its employees if the employer maintains or maintained any other qualified retirement plan with respect to which any contributions or benefits have been credited.

REINVESTMENT PRIVILEGE

    Shareholders who have redeemed Class A shares of any Fund may reinvest all or a part of the proceeds of the redemption back into Class A shares of the same Fund at net asset value (without a sales charge) within
60 days from the date of redemption. This privilege may be exercised only once. The reinvestment will be made at the net asset value next determined after receipt by PFPC of the reinvestment order accompanied by the funds to be reinvested. No compensation will be paid to any sales personnel or dealer in connection with the transaction.

    Any redemption is a taxable event. A loss realized on a redemption generally may be disallowed for tax purposes if the reinvestment privilege is exercised within 30 days after the redemption. In certain circumstances, shareholders will be ineligible to take sales charges into account in computing taxable gain or loss on a redemption if the reinvestment privilege is exercised. See "Taxation."

RIGHTS OF ACCUMULATION

    A scale of reduced sales charges applies to any investment of $50,000 or more in Class A shares of each Fund. See "Initial Sales Charge
Alternative -- Class A Shares" in the Prospectus. The reduced sales charge is applicable to investments made at one time by an individual, his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code). Rights of Accumulation are also applicable to current purchases of all of the funds of Ivy Fund (except
Ivy Money Market Fund) by any of the persons enumerated above, where the aggregate quantity of Class A shares of such funds (and shares that have been exchanged into Ivy Money Market Fund from any of the other funds in the Ivy funds) and of any other investment company distributed by IFDI, previously purchased or acquired and currently owned, determined at the higher of current offering price or amount invested, plus the Class A shares being purchased, amounts to $50,000 or more for all funds other than Ivy Bond; or $100,000 or more for Ivy Bond Fund.

    At the time an investment takes place, PFPC must be notified by the investor or his or her dealer that the investment qualifies for the reduced sales charge on the basis of previous investments. The reduced sales charge is subject to confirmation of the investor's holdings through a check of the particular fund's records.

SYSTEMATIC WITHDRAWAL PLAN

    A shareholder (except shareholders with accounts in Class I) may establish a Systematic Withdrawal Plan (a "Withdrawal Plan"), by telephone instructions or by delivery to PFPC of a written election to have his or her shares withdrawn periodically ($250 minimum distribution amount in the case of Advisor Class shares), accompanied by a surrender to PFPC of all share certificates then outstanding in such shareholder's name, properly endorsed by the shareholder. To be eligible to elect a Withdrawal Plan, a
Class A, B or C shareholder must have at least $5,000 in his or her account; an Advisor Class shareholder must have at least $10,000 in his or her account. A Withdrawal Plan may not be established if the investor is currently participating in the Automatic Investment Method. A Withdrawal
Plan may involve the depletion of a shareholder's principal, depending on the amount withdrawn.

    A redemption under a Withdrawal Plan is a taxable event. Shareholders contemplating participating in a Withdrawal Plan should consult their tax advisors.

    Additional investments made by investors participating in a
Withdrawal Plan must equal at least $1,000 each for Class A, B or C shareholders and at least $250 for Advisor Class shareholders while the
Withdrawal Plan is in effect. Making additional purchases while a
Withdrawal Plan is in effect may be disadvantageous to the investor because of applicable initial sales charges or CDSCs.

    An investor may terminate his or her participation in the Withdrawal
Plan at any time by delivering written notice to PFPC. If all shares held by the investor are liquidated at any time,  participation in the
Withdrawal Plan will terminate automatically. The Trust or PFPC may terminate the Withdrawal Plan option at any time after reasonable notice to shareholders.

GROUP SYSTEMATIC INVESTMENT PROGRAM

    Shares of each Fund may be purchased in connection with investment programs established by employee or other groups using systematic payroll deductions or other systematic payment arrangements. The Trust does not itself organize, offer or administer any such programs. However, it may, depending upon the size of the program, waive the minimum initial and additional investment requirements for purchases by individuals in conjunction with programs organized and offered by others. Unless shares of a Fund are purchased in conjunction with IRAs (see "How to Buy Shares"
in the Prospectus), such group systematic investment programs are not entitled to special tax benefits under the Code. The Trust reserves the right to refuse purchases at any time or suspend the offering of shares in connection with group systematic investment programs, and to restrict the offering of shareholder privileges, such as check writing, simplified redemptions and other optional privileges, as described in the Prospectus, to shareholders using group systematic investment programs.

    With respect to each shareholder account established on or after
September 15, 1972 under a group systematic investment program, the Trust and WRIICO each currently charge a maintenance fee of $3.00 (or portion thereof) for each twelve-month period (or portion thereof) that the account is maintained. The Trust may collect such fee (and any fees due to
WRIICO) through a deduction from distributions to the shareholders involved or by causing on the date the fee is assessed, a redemption in each such shareholder account sufficient to pay such fee. The Trust reserves the right to change these fees from time to time without advance notice.

    Class A shares of each Fund are made available to Merrill Lynch Daily
K Plan (the "Plan") participants at NAV without an initial sales charge if:

         (i)  the Plan is recordkept on a daily valuation basis by
              Merrill Lynch and, on the date the Plan Sponsor signs the
              Merrill Lynch Recordkeeping Service Agreement, the Plan has
              $3 million or more in assets invested in broker/dealer
              funds not advised or managed by Merrill Lynch Asset
              Management, L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised
              or managed by MLAM (collectively, the "Applicable
              Investments");

         (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided
              through a contract or alliance arrangement with Merrill
              Lynch, and on the date the Plan Sponsor signs the Merrill
              Lynch Recordkeeping Service Agreement, the Plan has $3
              million or more in assets, excluding money market funds,
              invested in Applicable Investments; or

        (iii) the Plan has 500 or more eligible employees, as
              determined by Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping
              Service Agreement.

    Alternatively, Class B shares of each Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

    Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B shares of any Fund convert to Class A shares once the
Plan has reached $5 million invested in Applicable Investments, or 10 years after the date of the initial purchase by a participant under the
Plan--the Plan will receive a Plan level share conversion.

                               REDEMPTIONS

    Shares of each Fund are redeemed at their net asset value next determined after a proper redemption request has been received by PFPC, less any applicable CDSC or redemption fee.

    Unless a shareholder requests that the proceeds of any redemption be wired to his or her bank account, payment for shares tendered for redemption is made by check within seven days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption or to postpone the date of payment upon redemption beyond seven days, (i) for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which trading on the
Exchange is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by a Fund is not reasonably practicable or it is not reasonably practicable for a Fund to fairly determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders of any Fund.

    Under unusual circumstances, when the Board deems it in the best interest of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of that Fund taken at current values. If any such redemption in kind is to be made, each Fund may make an election pursuant to Rule 18f-1 under the 1940 Act.
This will require the particular Fund to redeem with cash at a shareholder's election in any case where the redemption involves less than
$250,000 (or 1% of that Fund's net asset value at the beginning of each
90-day period during which such redemptions are in effect, if that amount is less than $250,000). Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash.

    The Trust may redeem those accounts of shareholders who have maintained an investment, including sales charges paid, of less than $1000 in any Fund for a period of more than 12 months for Class A, B, C or I shareholders; $10,000 or less for Advisor Class shareholders for a period of more than 12 months. All accounts below that minimum will be redeemed simultaneously when WRIICO deems it advisable. The $1,000 balance for
Class A, B, C and I shareholders and $10,000 balance for Advisor Class shareholders will be determined by actual dollar amounts invested by the shareholder, unaffected by market fluctuations. The Trust will notify any such shareholder by certified mail of its intention to redeem such account, and the shareholder shall have 60 days from the date of such letter to invest such additional sums as shall raise the value of such account above that minimum. Should the shareholder fail to forward such sum within 60 days of the date of the Trust's letter of notification, the
Trust will redeem the shares held in such account and transmit the redemption in value thereof to the shareholder. However, those shareholders who are investing pursuant to the Automatic Investment Method will not be redeemed automatically unless they have ceased making payments pursuant to the plan for a period of at least six consecutive months, and these shareholders will be given six-months' notice by the Trust before such redemption. Shareholders in certain retirement plans or accounts who wish to avoid tax consequences must "rollover" any sum so redeemed into another eligible plan within 60 days. The Trustees of the Trust may change the minimum account size.

    If a shareholder has given authorization for telephonic redemption privilege, shares can be redeemed and proceeds sent by Federal wire to a single previously designated bank account. Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by a Fund for up to seven days if deemed appropriate under then-current market conditions. The Trust reserves the right to change this minimum or to terminate the telephonic redemption privilege without prior notice. The
Trust cannot be responsible for the efficiency of the Federal wire system of the shareholder's dealer of record or bank. The shareholder is responsible for any charges by the shareholder's bank.

    Each Fund employs reasonable procedures that require personal identification prior to acting on redemption or exchange instructions communicated by telephone to confirm that such instructions are genuine.
In the absence of such instructions, a Fund may be liable for any losses due to unauthorized or fraudulent telephone instructions.

    Class A shares of each Fund; and Class B, C and Advisor Class shares of Ivy Developing Markets Fund and Ivy Pacific Opportunities Fund, held for less than 30 days are redeemable at a price equal to 98% of the then current net asset value per share. As of June 15, 2003, a redemption fee of 2% will also apply to any redemption or exchange proceeds if a shareholder sells or exchanges Advisor Class shares of each Fund after holding them less than 30 days. This 2% fee, also referred to in the
Prospectus and this statement of additional information as a redemption fee, exchange fee or short-term trading fee, directly affects the amount that a shareholder who is subject to the discount receives upon exchange or redemption. It is intended to encourage long-term investment in the
Fund, to avoid transaction and other expenses caused by early redemptions and to facilitate portfolio management. The fee is not a deferred sales charge, is not a commission paid to WRIICO or its subsidiaries, and does not benefit WRIICO in any way. The Fund reserves the right to modify the terms of or terminate this fee at any time.

     The redemption fee may generally be waived for any redemption of
Class A shares (a) Class A shares purchased through certain retirement and educational plans, including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts, Profit Sharing and Money Purchase Pension Plans and 529 plans, and through certain third party fee-based asset allocation programs, (b)
purchased through the reinvestment of dividends or capital gains distributions paid by the Fund, (c) due to the death of the registered shareholder of a Fund account, or, due to the death of all registered shareholders of a Fund account with more than one registered shareholder,
(i.e., joint tenant account), upon receipt by PFPC of appropriate written instructions and documentation satisfactory to the PFPC, or (d) by the
Fund upon exercise of its right to liquidate accounts (i) falling below the minimum account size by reason of shareholder redemptions or (ii) when the shareholder has failed to provide tax identification information.

     However, if shares are purchased for a retirement plan account through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares, these waivers may not apply. (Before purchasing Class A shares or Advisor Class shares, please check with your account representative concerning the availability of the fee waivers.)
In addition, these waivers do not apply to IRA and SEP-IRA accounts. For this purpose and without regard to the shares actually redeemed, shares will be treated as redeemed as follows: first, reinvestment shares;
second, purchased shares held 30 days or more; and third, purchased shares held for less than 30 days. Finally, if a redeeming shareholder acquires
Class A shares or Advisors Class shares through a transfer from another shareholder, the applicability of the discount, if any, will be determined by reference to the date the shares were originally purchased, and not from the date of transfer between shareholders.

                      CONVERSION OF CLASS B SHARES

    As described in the Prospectus, Class B shares of each Fund will automatically convert to Class A shares of the same Fund, based on the relative net asset values per share of the two classes, no later than the month following the eighth anniversary of the initial issuance of such
Class B shares of the Fund occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean:  (1) the date on which such Class B shares were issued, or (2) for Class B shares obtained through an exchange, or a series of exchanges, (subject to the exchange privileges for Class B shares) the date on which the original Class B shares were issued. For purposes of conversion of Class B shares, Class B shares purchased through the reinvestment of dividends and capital gain distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those shares in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to
Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through the reinvestment of dividends and capital gain distributions.

                             NET ASSET VALUE

    The price to buy a share of a Fund, called the offering price, is calculated every business day.

    The offering price of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class plus, for Class A shares, the sales charge shown in the table.

    In the calculation of a Fund's NAV:

      *  The security in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.

      *  Bonds are generally valued according to prices quoted by an independent pricing service.

      *  Short-term debt securities are valued at amortized cost, which approximates market value.

      *  Other investment assets for which market prices are unavailable are valued at their value by or at the direction of the Board of
         Trustees.

    Each fund is open for business every day the New York Stock Exchange
(NYSE) is open. The Funds normally calculate their NAVs as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by a fund may be priced at the close of the regular session of any other securities exchange on which that instrument is traded.

    As noted, some of the Funds may invest in securities listed on foreign exchanges, which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of Fund shares may be significantly affected on days when a Fund does not price its shares and when you are not able to purchase or redeem a fund's share.
Similarly, if an event materially affecting the value of foreign investments or foreign currency exchange rates occurs prior to the close of business of the NYSE but after the time their values are otherwise determined, such investments or exchange rates may be valued at their fair value as determined in good faith by or under the direction of Ivy Fund's
Board of Trustees.

    When you place an order to buy shares, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:

 *  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Neither cash nor post-dated checks will be accepted.

 *  If you buy shares by check and then sell those shares by any method other than by exchange to another fund in the Ivy Funds the payment may be delayed for up to ten (10) days from the date of purchase to ensure that your previous investment has cleared.

    The number of shares you receive when you place a purchase order, and the payment you receive after submitting a redemption request, is based on each Fund's net asset value next determined after your instructions are received in proper form by PFPC or by your registered securities dealer.
Each purchase and redemption order is subject to any applicable sales charge. Since each Fund invests in securities that are listed on foreign exchanges that may trade on weekends or other days when the Funds do not price their shares, each Fund's net asset value may change on days when shareholders will not be able to purchase or redeem that Fund's shares.
The sale of each Fund's shares will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC and may be suspended by the Board whenever in its judgment it is in a Fund's best interest to do so.

                     DETERMINATION OF OFFERING PRICE

    The NAV of each class of the shares of a Fund is the value of the assets of that class, less the liabilities of that class, divided by the total number of outstanding shares of that class.

     Class A shares of the Funds are sold at their next determined NAV plus the sales charge described in the Prospectus. The price makeup as of
December 31, 2002, which is the date of the most recent balance sheet for the Funds incorporated into this SAI by reference, were as follows:

Ivy Cundill Global Value Fund

    NAV per Class A share (Class A net assets divided by
      Class A shares outstanding) ...............              $8.39
    Add:  selling commission (5.75% of offering price)          0.51
                                                              ------
    Maximum offering price per Class A share
      (Class A NAV divided by 94.25%) ...........              $8.90
                                                              ======

Ivy European Opportunities Fund

    NAV per Class A share (Class A net assets divided by
      Class A shares outstanding) ...............             $13.20
    Add:  selling commission (5.75% of offering price)          0.81
                                                              ------
    Maximum offering price per Class A share
      (Class A NAV divided by 94.25%) ...........             $14.01
                                                              ======

Ivy Global Natural Resources Fund

    NAV per Class A share (Class A net assets divided by
      Class A shares outstanding) ...............             $11.50
    Add:  selling commission (5.75% of offering price)          0.70
                                                              ------
    Maximum offering price per Class A share
      (Class A NAV divided by 94.25%) ...........             $12.20
                                                              ======

Ivy International Fund

    NAV per Class A share (Class A net assets divided by
      Class A shares outstanding) ...............             $16.35
    Add:  selling commission (5.75% of offering price)          1.00
                                                              ------
    Maximum offering price per Class A share
      (Class A NAV divided by 94.25%) ...........             $17.35
                                                              ======

Ivy International Value Fund

    NAV per Class A share (Class A net assets divided by
      Class A shares outstanding) ...............              $7.65
    Add:  selling commission (5.75% of offering price)          0.47
                                                              ------
    Maximum offering price per Class A share
      (Class A NAV divided by 94.25%) ...........              $8.12
                                                              ======

Ivy Pacific Opportunities Fund

    NAV per Class A share (Class A net assets divided by
      Class A shares outstanding) ...............              $5.96
    Add:  selling commission (5.75% of offering price)          0.36
                                                              ------
    Maximum offering price per Class A share
      (Class A NAV divided by 94.25%) ...........              $6.32
                                                              ======

                                TAXATION

    The following is a general discussion of certain tax rules thought to be applicable with respect to each Fund. It is merely a summary and is not an exhaustive discussion of all possible situations or of all potentially applicable taxes. Accordingly, shareholders and prospective shareholders should consult a competent tax advisor about the tax consequences to them of investing in any Fund. The Funds are not managed for tax-efficiency.

    Each Fund intends to be taxed as a regulated investment company under
Subchapter M of the Code. Accordingly, each Fund must, among other things,
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50%
of the market value of the Fund's assets is represented by cash, U.S.
Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S.
Government securities and the securities of other regulated investment companies). If a Fund should fail to qualify for pass-through tax treatment under Subchapter M, then it would be required to pay taxes on any income and realized capital gains, reducing the amount of income and capital gains that would otherwise be available for distribution to the
Fund's shareholders.

    As a regulated investment company, each Fund generally will not be subject to U.S. Federal income tax on its income and gains that it distributes to shareholders, if at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any short-term capital gains over long-term capital losses)
for the taxable year is distributed. Each Fund intends to distribute all such income.

    Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4%
excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year, (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year (2)
at least 98% of its capital gains in excess of its capital losses
(adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirements. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or
December of the year with a record date in such a month and paid by the
Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

OPTIONS, FUTURES AND FOREIGN CURRENCY FORWARD CONTRACTS

    The taxation of equity options and OTC options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by each Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If a Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-
term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

    Some of the options, futures and foreign currency forward contracts in which each Fund may invest may be "section 1256 contracts."  Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses; however, as described below, foreign currency gains or losses arising from certain section 1256 contracts are ordinary in character. Also, section 1256 contracts held by each Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

    The transactions in options, futures and forward contracts undertaken by each Fund may result in "straddles" for Federal income tax purposes.
The straddle rules may affect the character of gains or losses realized by each Fund. In addition, losses realized by each Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to each Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by each Fund, which is taxed as ordinary income when distributed to shareholders.

    Each Fund may make one or more of the elections available under the
Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

    Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

    Notwithstanding any of the foregoing, each Fund may recognize gain
(but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property.
Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment of appreciated financial positions does not apply to certain transactions closed before the end of the 30th day after the close of a
Fund's taxable year, if the position is held throughout the 60-day period beginning on the date the transaction is closed and certain other conditions are met.

CURRENCY FLUCTUATIONS -- "SECTION 988" GAINS OR LOSSES

    Gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities denominated in a foreign currency and certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of each Fund's investment company taxable income available to be distributed to its shareholders as ordinary income.

INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES

    Each Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies
("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a
Fund held the PFIC shares. A Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior
Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

    Each Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Each Fund may elect to mark to market its PFIC shares, resulting in the shares being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the shares would be reported as ordinary loss to the extent of any net gains reported in prior years. Under another election that currently is available in some circumstances, each Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year.

DEBT SECURITIES ACQUIRED AT A DISCOUNT

    Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by each Fund may be treated as debt securities that are issued originally at a discount.
Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.

    Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by each Fund in the secondary market may be treated as having market discount. Generally, gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. In addition, the deduction of any interest expenses attributable to debt securities having market discount may be deferred. Market discount generally accrues in equal daily installments. Each Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

    Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by each Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Each Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

    Each Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by each Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by each Fund.

DISTRIBUTIONS

    Distributions of investment company taxable income are taxable to a
U.S. shareholder as ordinary income, whether paid in cash or shares.
Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by the Fund, may qualify for the dividends received deduction. However, the revised alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by each Fund as capital gain dividends, are taxable to shareholders as long-term capital gains whether paid in cash or in shares, and regardless of how long the shareholder has held the Fund's shares; such distributions are not eligible for the dividends received deduction. Shareholders receiving distributions in the form of newly issued shares will have a cost basis in each share received equal to the net asset value of a share of that Fund on the distribution date. A distribution of an amount in excess of a Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Shareholders will be notified annually as to the U.S.
Federal tax status of distributions and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

    If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital.
Shareholders should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

DISPOSITION OF SHARES

    Upon a redemption, sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and, if so, will be long-term or short-term, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of
61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six-
months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received or treated as having been received by the shareholder with respect to such shares.

    In some cases, shareholders will not be permitted to take all or portion of their sales loads into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales load in acquiring the shares of a Fund, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and
(3) the shareholder subsequently acquires shares in the same Fund or another regulated investment company and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of Fund shares. The term "reinvestment right" means any right to acquire shares of one or more regulated investment companies without the payment of a sales load or with the payment of a reduced sales charge.
Sales charges affected by this rule are treated as if they were incurred with respect to the shares acquired under the reinvestment right. This provision may be applied to successive acquisitions of fund shares.

FOREIGN WITHHOLDING TAXES

    Income received by each Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country.

    If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that
Fund will be eligible and may elect to "pass-through" to its shareholders the amount of foreign income and similar taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by the Fund, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. Federal income taxes, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Foreign taxes generally may not be deducted by a shareholder that is an individual in computing the alternative minimum tax. Each shareholder will be notified within 60 days after the close of each Fund's taxable year whether the foreign taxes paid by that Fund will "pass-through" for that year and, if so, such notification will designate (1) the shareholder's portion of the foreign taxes paid to each such country and (2) the portion of the dividend which represents income derived from sources within each such country.

    Generally, except in the case of certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if a Fund makes the election described in the preceding paragraph, the source of that Fund's income flows through to its shareholders. With respect to each Fund, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains will be treated as ordinary income derived from U.S.
sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from each Fund. In addition, the foreign tax credit may offset only 90% of the revised alternative minimum tax imposed on corporations and individuals. Furthermore, the foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of a Fund are held by the Fund or the shareholder, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares)
beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. In addition, if a Fund fails to satisfy these holding period requirements, it cannot elect to pass through to shareholders the ability to claim a deduction for related foreign taxes.

    The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisors.

BACKUP WITHHOLDING

    Each Fund will be required to report to the Internal Revenue Service
("IRS") all taxable distributions as well as gross proceeds from the redemption of that Fund's shares, except in the case of certain exempt shareholders. All such distributions and proceeds will be subject to withholding of Federal income tax at a rate of 30% ("backup withholding")
in the case of non-exempt shareholders if (1) the shareholder fails to furnish a Fund with and to certify the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. If the withholding provisions are applicable, any such distributions or proceeds, whether reinvested in additional shares or taken in cash, will be reduced by the amounts required to be withheld.

    Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-
U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. This discussion does not purport to deal with all of the tax consequences applicable to each Fund or shareholders. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in any Fund.

                          PERFORMANCE INFORMATION

    Performance information for the classes of shares of each Fund (other than Ivy Money Market Fund) may be compared, in reports and promotional literature, to:  (i) the S&P 500 Index, the Dow Jones Industrial Average
("DJIA"), or other unmanaged indices so that investors may compare each
Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical
Services, a widely used independent research firm that ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications or other criteria; and (iii) the
Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in each Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions or administrative and management costs and expenses. Performance rankings are based on historical information and are not intended to indicate future performance.

AVERAGE ANNUAL TOTAL RETURNS (BEFORE TAXES)

    Each Fund, when advertising average annual total return before taxes for a class of its shares, computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

          P(1 + T){superscript n} = ERV

      Where: P  =  a hypothetical initial payment of $1,000
             T  =  average annual total return
             n  =  period covered by computation expressed in years
           ERV  =  ending redeemable value of a hypothetical $1,000
                   payment made at the beginning of the 1-, 5-, or 10-
                   year periods at the end of the 1-, 5-, or 10-year
                   periods (or fractional portion).

     The calculation for average annual total returns before taxes is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; and (2) all distributions by the Fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period.

    The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all non-recurring charges and the applicable sales charge at the end of the measuring period.

    The average annual total return quotations for the Class A shares of each Fund before taxes with the maximum sales load deducted as of December
31, 2002, which is the date of the most recent balance sheet incorporated into this SAI by reference, for the periods shown were as follows:

                                 One-year  Five-Year   Ten-year
                                 Period    Period      Period
                                 from      from        from
                                 1-1-02    1-1-98      1-1-93    Date of
                                   to       to          to       Class
                                 12-31-02  12-31-02    12-31-02  Inception
                                           (or life    (or life
                                            if less)   if less)
Ivy Cundill Global Value Fund     -17.22%    -14.70%      N/A     9-4-2001
Ivy European Opportunities Fund    -8.86%     26.80%      N/A     5-4-1999
Ivy Global Natural Resources Fund  -1.35%      4.49%    4.90%     1-1-1997
Ivy International Fund            -25.51%     -8.76%    3.80%    4-30-1986
Ivy International Value Fund      -20.77%     -3.67%   -5.11%    5-13-1997
Ivy Pacific Opportunities Fund    -16.41%     -6.29%   -5.41%   10-22-1993

     The average annual total return quotations for the Class A shares of each Fund before taxes without sales load deducted as of December 31,
2002, which is the date of the most recent balance sheet incorporated into this SAI by reference, for the periods shown were as follows:

                                 One-year  Five-Year   Ten-year
                                 Period    Period      Period
                                 from      from        from
                                 1-1-02    1-1-98      1-1-93    Date of
                                   to       to          to       Class
                                 12-31-02  12-31-02    12-31-02  Inception
                                           (or life    (or life
                                            if less)   if less)
Ivy Cundill Global Value Fund     -12.17%    -10.76%    N/A       9-4-2001
Ivy European Opportunities Fund    -3.30%     28.87%    N/A       5-4-1999
Ivy Global Natural Resources Fund   4.67%      5.74%    5.94%     1-1-1997
Ivy International Fund            -20.96%     -7.67%    4.41%    4-30-1986
Ivy International Value Fund      -15.93%     -2.52%   -4.11%    5-13-1997
Ivy Pacific Opportunities Fund    -11.31%     -5.18%   -4.80%   10-22-1993

     The average annual total return quotations for the Class B shares of each Fund before taxes with the maximum deferred sales charge deducted as of December 31, 2002, which is the date of the most recent balance sheet incorporated into this SAI by reference, for the periods shown were as follows:

                                 One-year  Five-Year   Ten-year
                                 Period    Period      Period
                                 from      from        from
                                 1-1-02    1-1-98      1-1-93    Date of
                                   to       to          to       Class
                                 12-31-02  12-31-02    12-31-02  Inception
                                           (or life    (or life
                                            if less)   if less)
Ivy Cundill Global Value Fund     -16.99%    -8.28%     N/A      9-26-2001
Ivy European Opportunities Fund    -9.28%    27.23%     N/A      5-24-1999
Ivy Global Natural Resources Fund  -1.48%     4.63%     5.05%     1-1-1997
Ivy International Fund            -25.90%    -8.93%     N/A     10-22-1993
Ivy International Value Fund      -22.48%    -4.07%    -5.38%    5-13-1997
Ivy Pacific Opportunities Fund    -16.73%    -6.43%    -5.60%   10-22-1993

     The average annual total return quotations for the Class B shares of each Fund before taxes without the maximum deferred sales charge deducted as of December 31, 2002, which is the date of the most recent balance sheet incorporated into this SAI by reference, for the periods shown were as follows:

                                 One-year  Five-Year   Ten-year
                                 Period    Period      Period
                                 from      from        from
                                 1-1-02    1-1-98      1-1-93    Date of
                                   to       to          to       Class
                                 12-31-02  12-31-02    12-31-02  Inception
                                           (or life    (or life
                                            if less)   if less)
Ivy Cundill Global Value Fund     -12.62%    -5.25%    N/A       9-26-2001
Ivy European Opportunities Fund    -4.51%    27.71%    N/A       5-24-1999
Ivy Global Natural Resources Fund   3.52%     4.96%    5.18%      1-1-1997
Ivy International Fund            -22.00%    -8.56%    0.31%    10-22-1993
Ivy International Value Fund      -18.39%    -3.68%   -5.21%     5-13-1997
Ivy Pacific Opportunities Fund    -12.35%    -6.05%   -5.60%    10-22-1993

     The average annual total return quotations for Class C shares before taxes as of December 31, 2002, which is the date of the most recent balance sheet incorporated into this SAI by reference, for the periods shown were as follows:

                                 One-year  Five-Year   Ten-year
                                 Period    Period      Period
                                 from      from        from
                                 1-1-02    1-1-98      1-1-93    Date of
                                   to       to          to       Class
                                 12-31-02  12-31-02    12-31-02  Inception
                                           (or life    (or life
                                            if less)   if less)
Ivy Cundill Global Value Fund     -13.75%    -7.57%    N/A       10-19-2001
Ivy European Opportunities Fund    -5.44%     5.50%    N/A        5-24-1999
Ivy Global Natural Resources Fund   2.46%     4.63%    4.87%       1-1-1997
Ivy International Fund            -22.78%    -8.54%    N/A        4-30-1996
Ivy International Value Fund      -19.21%    -3.69%    -5.22%     5-13-1997
Ivy Pacific Opportunities Fund    -13.09%    -5.97%    -6.84%     4-30-1996

    The average annual total return quotations for Class I shares before taxes as of December 31, 2002, which is the date of the most recent balance sheet incorporated into this SAI by reference, for the periods shown were as follows:

                                 One-year  Five-Year   Ten-year
                                 Period    Period      Period
                                 from      from        from
                                 1-1-02    1-1-98      1-1-93    Date of
                                   to       to          to       Class
                                 12-31-02  12-31-02    12-31-02  Inception
                                           (or life    (or life
                                            if less)   if less)
Ivy Cundill Global Value Fund     -5.23%    N/A        N/A        11-5-2002
Ivy European Opportunities Fund   -3.34%  -19.93%      N/A       10-24-1999
Ivy Global Natural Resources Fund  N/A      N/A        N/A         N/A
Ivy International Fund            -20.95%  -7.39%     12.68%      10-6-1994
Ivy International Value Fund       N/A      N/A        N/A        5-13-1997
Ivy Pacific Opportunities Fund     N/A      N/A        N/A         N/A

     The average annual total return quotations for Advisor Class shares before taxes as of December 31, 2002, which is the date of the most recent balance sheet incorporated into this SAI by reference, for the periods shown were as follows:

                                 One-year  Five-Year   Ten-year
                                 Period    Period      Period
                                 from      from        from
                                 1-1-02    1-1-98      1-1-93    Date of
                                   to       to          to       Class
                                 12-31-02  12-31-02    12-31-02  Inception
                                           (or life    (or life
                                            if less)   if less)
Ivy Cundill Global Value Fund     -11.86%    -3.72%    N/A       4-17-2000
Ivy European Opportunities Fund    -3.33%    29.21%    N/A        5-3-1999
Ivy Global Natural Resources Fund   4.46%    15.14%    N/A        4-8-1999
Ivy International Fund            -18.71%   -21.83%    N/A       8-31-2000
Ivy International Value Fund      -17.51%    -4.08%    N/A       2-23-1998
Ivy Pacific Opportunities Fund    -11.84%    -5.41%    N/A       2-10-1998

AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS)

     Each Fund, when advertising average annual total return after taxes on distributions for a class of its shares, computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

         P(1 + T){superscript n} =    ATVD

         Where: P  =   a hypothetical initial payment of $1,000
                T  =  average annual total return (after taxes on
                      distributions)
                n  =  period covered by computation expressed in years
             ATVD  =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the
                      end of the 1-, 5-, or 10-year periods (or fractional
                      portion), after taxes on fund distributions but not
                      after taxes on redemption.

     The calculation for average annual total returns after taxes on distributions is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; and (2) all distributions by the Fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period.

     The ending value (variable "ATVD" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable sales charge at the end of the measuring period. The Fund assumes that the redemption has no tax consequences.

     Each Fund calculates the taxes due on any distributions by applying the applicable tax rates to each component of the distributions (i.e., ordinary income, short-term capital gain, long-term capital gain). The taxable amount and tax character of each distribution will be as specified by the Fund on the dividend declaration date, unless adjusted to reflect subsequent recharacterizations of distributions. Distributions are adjusted to reflect the Federal tax impact of the distribution on an individual taxpayer on the reinvestment date. The effect of applicable tax credits, such as the foreign tax credit, are taken into account in accordance with Federal tax law. The Fund calculates taxes due on any distributions using the highest individual marginal Federal income tax rates in effect on the reinvestment date. Note that the required tax rates may vary over the measurement period. The Fund has disregarded any potential tax liabilities other than Federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the
Federal alternative minimum tax.

    The quotations for average annual total return after taxes on distributions for the Class A shares with the maximum sales load deducted as of December 31, 2002, which is the date of the most recent balance sheet incorporated into this SAI by reference, for the periods shown were as follows:

                                 One-year  Five-Year   Ten-year
                                 Period    Period      Period
                                 from      from        from
                                 1-1-02    1-1-98      1-1-93    Date of
                                   to       to          to       Class
                                 12-31-02  12-31-02    12-31-02  Inception
                                           (or life    (or life
                                            if less)   if less)
Ivy Cundill Global Value
 Fund (Advisor Class)             -12.18%    -4.61%    N/A        4-19-2000
Ivy European Opportunities Fund    -8.86%    19.44%    N/A         5-4-1999
Ivy Global Natural Resources Fund  -1.57%     4.21%    3.54%       1-1-1997
Ivy International Fund            -25.51%   -10.38%    2.52%      4-30-1986
Ivy International Value Fund      -20.77%    -3.92%   -5.32%      5-13-1997
Ivy Pacific Opportunities Fund    -16.41%    -6.54%   -5.68%     10-22-1993

AVERAGE ANNUAL TOTAL RETURNS (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION
OF SHARES)

    Each Fund, when advertising average annual total return after taxes on distributions and redemption for a class of its shares, computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending value of such investment according to the following formula:

         P(1 + T){superscript n} = ATVDR

       Where:P  =  a hypothetical initial payment of $1,000
             T  =  average annual total return (after taxes on
                   distributions and redemption)
             n  =  period covered by computation expressed in years
         ATVDR  =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the
                   end of the 1-, 5-, or 10-year periods (or fractional
                   portion), after taxes on fund distributions and
                   redemption.

     The calculation for average annual total returns after taxes on distributions and redemption is made assuming that (1) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment; and (2) all distributions by the Fund, less taxes due on such distributions, are reinvested at the price stated in the prospectus on the reinvestment dates during the period.

     Each Fund calculates the taxes due on any distributions as described above under Average Annual Total Returns (After Taxes on Distributions).

     The ending value (variable "ATVDR" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges and the applicable sales charge at the end of the measuring period. The Fund calculates the capital gain or loss upon redemption by subtracting the tax basis from the redemption proceeds (after deducting any non-recurring charges). The Fund separately tracks the basis of shares acquired through the $1,000 initial hypothetical investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, the
Fund includes the distribution net of taxes assumed paid from the distribution. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable Federal tax law.

     The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the hypothetical $1,000 initial investment and each subsequent purchase through reinvested distributions. The Fund does not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

     Each Fund calculates capital gain taxes (or the benefit resulting from tax losses) using the highest Federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with Federal tax law applicable on the redemption date. The Fund assumes that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

    The quotations for average annual total return after taxes on distributions and redemption of shares for the Class A shares with the maximum sales load deducted as of December 31, 2002, which is the date of the most recent balance sheet incorporated into this SAI by reference, for the periods shown were as follows:

                                 One-year  Five-Year   Ten-year
                                 Period    Period      Period
                                 from      from        from
                                 1-1-02    1-1-98      1-1-93    Date of
                                   to       to          to       Class
                                 12-31-02  12-31-02    12-31-02  Inception
                                           (or life    (or life
                                            if less)   if less)
Ivy Cundill Global Value
 Fund (Advisor Class)              -7.17%    -3.18%    N/A         4-19-2000
Ivy European Opportunities Fund    -5.44%    19.66%    N/A          5-4-1999
Ivy Global Natural Resources Fund  -0.74%     3.55%    3.42%        1-1-1997
Ivy International Fund            -15.66%    -5.62%    3.80%       4-30-1986
Ivy International Value Fund      -12.75%    -2.92%   -4.01%       5-13-1997
Ivy Pacific Opportunities Fund    -10.08%    -4.94%   -4.14%      10-22-1993

     A Fund may also quote unaveraged or cumulative total return for a class which reflects the change in value of an investment in that class over a stated period of time. Cumulative total returns will be calculated according to the formula indicated above but without averaging the rate for the number of years in the period.

    Each Fund may, from time to time, include in advertisements, promotional literature or reports to shareholders or prospective investors total return data that are not calculated according to the formula set forth above ("Non-Standardized Return"). Neither initial nor CDSCs are taken into account in calculating Non-Standardized Return; a sales charge, if deducted, would reduce the return.
YIELD

     For Ivy Money Market Fund, there are two methods by which yield is calculated for a specified time period for a class of shares of the Fund.
The first method, which results in an amount referred to as the current yield, assumes an account containing exactly one share of the applicable class at the beginning of the period. The net asset value (NAV) of this share will be $1.00 except under extraordinary circumstances. The net change in the value of the account during the period is then determined by subtracting this beginning value from the value of the account at the end of the period which will include all dividends accrued for a share of such class; however, capital changes are excluded from the calculation, i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation. However, so that the change will not reflect the capital changes to be excluded, the dividends used in the yield computation may not be the same as the dividends actually declared, as certain realized gains and losses and, under unusual circumstances, unrealized gains and losses, will be taken into account in the calculation of dividends actually declared. Instead, the dividends used in the yield calculation will be those which would have been declared if the capital changes had not affected the dividends.

     This net change in the account value is then divided by the value of the account at the beginning of the period (i.e., normally $1.00 as discussed above) and the resulting figure (referred to as the base period return) is then annualized by multiplying it by 365 and dividing it by the number of days in the period with the resulting current yield figure carried to at least the nearest hundredth of one percent.

     The second method results in a figure referred to as the effective yield. This represents an annualization of the current yield with dividends reinvested daily. Effective yield is calculated by compounding the base period return by adding 1, raising the sum to a power equal to
365 divided by 7, and subtracting 1 from the result and rounding the result to the nearest hundredth of one percent according to the following formula:

EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1){superscript 365/7}]  - 1

     The yield for the Ivy Money Market Fund's Class A shares, Class B shares, Class C Shares as calculated above for the seven days ended
December 31, 2002, the date of the most recent balance sheet incorporated into this SAI by reference, was 0.45%, 0.46% and 0.55%, respectively, and the effective yield calculated for the same period was 0.45%, 0.47% and
0.55%, respectively.

     Changes in yields (calculated on either basis) primarily reflect different interest rates received by the Fund as its portfolio securities change. These different rates reflect changes in current interest rates on money market instruments. Both yields are affected by portfolio quality, portfolio maturity, type of instruments held and operating expense ratio.

     OTHER QUOTATIONS, COMPARISONS AND GENERAL INFORMATION. The foregoing computation methods are prescribed for advertising and other communications subject to SEC Rule 482. Communications not subject to this rule may contain a number of different measures of performance, computation methods and assumptions, including but not limited to:
historical total returns; results of actual or hypothetical investments;
changes in dividends, distributions or share values; or any graphic illustration of such data. These data may cover any period of the Trust's existence and may or may not include the impact of sales charges, taxes or other factors.

    Performance quotations for each Fund will vary from time to time depending on market conditions, the composition of that Fund's portfolio and operating expenses of that Fund. These factors and possible differences in the methods used in calculating performance quotations should be considered when comparing performance information regarding a
Fund's shares with information published for other investment companies and other investment vehicles. Performance quotations should also be considered relative to changes in the value of each Fund's shares and the risks associated with each Fund's investment objectives and policies. At any time in the future, performance quotations may be higher or lower than past performance quotations and there can be no assurance that any historical performance quotation will continue in the future.

    Each Fund may also cite endorsements or use for comparison its performance rankings and listings reported in such newspapers or business or consumer publications as, among others:  AAII Journal, Barron's, Boston
Business Journal, Boston Globe, Boston Herald, Business Week, Consumer's
Digest, Consumer Guide Publications, Changing Times, Financial Planning,
Financial World, Forbes, Fortune, Growth Fund Guide, Houston Post,
Institutional Investor, International Fund Monitor, Investor's Daily, Los
Angeles Times, Medical Economics, Miami Herald, Money Mutual Fund
Forecaster, Mutual Fund Letter, Mutual Fund Source Book, Mutual Fund
Values, National Underwriter, Nelson's Directory of Investment Managers,
New York Times, Newsweek, No Load Fund Investor, No Load Fund* X, Oakland
Tribune, Pension World, Pensions and Investment Age, Personal Investor,
Rugg and Steele, Time, U.S. News and World Report, USA Today, The Wall
Street Journal, and Washington Post.

                          FINANCIAL STATEMENTS

    Each Fund's Schedule of Investments as of December 31, 2002,
Statement of Assets and Liabilities as of December 31, 2002, Statement of
Operations for the fiscal year ended December 31, 2002, Statement of
Changes in Net Assets for the fiscal years ended December 31, 2002 and
2001, Financial Highlights, Notes to Financial Statements, and Report of
Independent Certified Public Accountants, which are included in each
Fund's December 31, 2002 Annual Report to shareholders, are incorporated by reference into this SAI.

                                APPENDIX A
      DESCRIPTION OF STANDARD & POOR'S RATINGS SERVICES ("S&P") AND
          MOODY'S INVESTORS SERVICE, INC. ("MOODY'S") CORPORATE
                    BOND AND COMMERCIAL PAPER RATINGS

[From Moody's Rating Definitions, www.moodys.com, December 2000, and
"Standard & Poor's Municipal Ratings Handbook," September 2000 Issue
(McGraw-Hill, New York, 2000).]

MOODY'S:

(a)  CORPORATE BONDS. Aaa     Bonds which are rated Aaa are judged to be
of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged."  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

    A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.
Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

    Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured).
Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be
characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    (b)  COMMERCIAL PAPER. Moody's short-term issuer ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. These obligations have an original maturity not exceeding one year, unless explicitly noted.

    Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

    Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries;
high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

    Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced.
Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

    Issuers rated Not Prime do not fall within any of the Prime rating categories.

S&P:

    (a)  LONG-TERM ISSUE CREDIT RATINGS. Issue credit ratings are based in varying degrees on the following considerations:

    Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

    Nature of and provisions of the obligation; and

    Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    The issue ratings definitions are expressed in terms of default risk.
As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

    AAA -- An obligation rated 'AAA' has the highest rating assigned by
S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

    AA -- An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

    A -- An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

    BBB -- An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    BB, B, CCC, CC, and C -- Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics.
'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    BB -- An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    B -- An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB,' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC -- An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC -- An obligation rated 'CC' is currently highly vulnerable to nonpayment.

    C -- The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

    D -- An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D'
rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    (b)  COMMERCIAL PAPER. An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A' for the highest-quality obligations to 'D'
for the lowest. These categories are as follows:

    A-1 -- This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+)
designation.

    A-2 -- Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1.'

    A-3 -- Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

    B -- Issues rated 'B' are regarded as having only speculative capacity for timely payment.

     C -- This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

    D -- Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

PART C

OTHER INFORMATION

ITEM 15. Indemnification.

Reference is made to Article VIII of the Registrant’s Amended and Restated Declaration of Trust, dated December 10, 1992, filed with Post-Effective Amendment No. 71 and incorporated by reference herein.

Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation, By-Laws, and the above-described contracts in accordance with the Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

Insofar as indemnification for liability arising under the 1933 Act, as amended, may be provided to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16. Exhibits

Exhibit Number	Description
(1)	Articles of Incorporation:
(a)	Amended and Restated Declaration of Trust dated December 10, 1992, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.
(b)

Redesignation of Shares of Beneficial Interest and Establishment and Designation of Additional Series and Classes of Shares of Beneficial Interest (No Par Value) filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

(c)	Amendment to Amended and Restated Declaration of Trust, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.
(d)	Amendment to Amended and Restated Declaration of Trust, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.
(e)	Establishment and Designation of Additional Series (Ivy Emerging Growth Fund), filed with Post-Effective Amendment No. 102 and incorporated by reference herein.
(f)

Redesignation of Shares (Ivy Growth with Income Fund Class A) and Establishment and Designation of Additional Class (Ivy Growth with Income Fund Class C), filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

(g)

Redesignation of Shares (Ivy Emerging Growth Fund Class A, Ivy Growth Fund Class A and Ivy International Fund Class A), filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

(h)	Establishment and Designation of Additional Series (Ivy China Region Fund), filed with Post-Effective Amendment No. 102 and incorporated by reference herein.
(i)

Establishment and Designation of Additional Class (Ivy China Region Fund Class B, Ivy Emerging Growth Fund Class B, Ivy Growth Fund Class B, Ivy Growth with Income Fund Class B and Ivy International Fund Class B), filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

(j)	Establishment and Designation of Additional Class (Ivy International Fund Class I), filed with Post-Effective Amendment No. 102 and incorporated by reference herein.
(k)

Establishment and Designation of Series and Classes (Ivy Latin American Strategy Fund Class A and Class B, Ivy New Century Fund Class A and Class B), filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

(l)	Establishment and Designation of Series and Classes (Ivy International Bond Fund Class A and Class B), filed with Post-Effective Amendment No. 102 and incorporated by reference herein.
(m)

Establishment and Designation of Series and Classes (Ivy Bond Fund, Ivy Canada Fund, Ivy Global Fund, Ivy Short-Term US Government Securities Fund (now known as Ivy Short-Term Bond Fund) – Class A and Class B), filed with Post-Effective Amendment No. 102 and incorporated by reference herein.

(n)	Redesignation of Ivy Short-Term U.S. Government Securities Fund as Ivy Short-Term Bond Fund, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.
(o)	Redesignation of Shares (Ivy Money Market Fund Class A and Ivy Money Market Fund Class B), filed with Post-Effective Amendment No. 84 and incorporated by reference herein.
(p)

Form of Establishment and Designation of Additional Class (Ivy Bond Fund Class C; Ivy Canada Fund Class C; Ivy China Region Fund Class C; Ivy Emerging Growth Fund Class C; Ivy Global Fund Class C; Ivy Growth Fund Class C; Ivy Growth with Income Fund Class C; Ivy International Fund Class C; Ivy Latin America Strategy Fund Class C; Ivy International Bond Fund Class C; Ivy Money Market Fund Class C; Ivy New Century Fund Class C), filed with Post-Effective Amendment No. 84 and incorporated by reference herein.

(q)

Establishment and Designation of Series and Classes (Ivy Global Science & Technology Fund Class A, Class B, Class C and Class I), filed with Post-Effective Amendment No. 86 and incorporated by reference herein.

(r)

Establishment and designation of Series and Classes (Ivy Global Natural Resources Fund Class A, Class B and Class C; Ivy Asia Pacific Fund Class A, Class B and Class C; Ivy International Small Companies Fund Class A, Class B, Class C and Class I), filed with Post-Effective Amendment No. 89 and incorporated by reference herein.

(s)	Establishment and designation of Series and Classes (Ivy Pan-Europe Fund Class A, Class B and Class C), filed with Post-Effective Amendment No. 92 and incorporated by reference herein.
(t)	Establishment and designation of Series and Classes (Ivy International Fund II Class A, Class B, Class C and Class I), filed with Post-Effective Amendment No. 94 and incorporated by reference herein.
(u)

Form of Establishment and Designation of Additional Class (Ivy Asia Pacific Fund Advisor Class; Ivy Bond Fund Advisor Class; Ivy Canada Fund Advisor Class; Ivy China Region Fund Advisor Class; Ivy Emerging Growth Fund Advisor Class; Ivy Global Fund Advisor Class; Ivy Global Natural Resources Fund Advisor Class; Ivy Global Science & Technology Fund Advisor Class; Ivy Growth Fund Advisor Class; Ivy Growth with Income Fund Advisor Class; Ivy International Bond Fund Advisor Class; Ivy International Fund II Advisor Class; Ivy International Small Companies Fund Advisor Class; Ivy Latin America Strategy Fund Advisor Class; Ivy New Century Fund Advisor Class; Ivy Pan-Europe Fund Advisor Class), filed with Post-Effective Amendment No. 96 and incorporated by reference herein.

(v)

Redesignations of Series and Classes (Ivy Emerging Growth Fund redesignated as Ivy US Emerging Growth Fund; Ivy New Century Fund redesignated as Ivy Developing Nations Fund; and Ivy Latin America Strategy Fund redesignated as Ivy South America Fund), filed with Post-Effective Amendment No. 97 and incorporated by reference herein.

(w)

Redesignation of Series and Classes and Establishment and Designation of Additional Class (Ivy International Bond Fund redesignated as Ivy High Yield Fund; Class I shares of Ivy High Yield Fund established), filed with Post-Effective Amendment No. 98 and incorporated by reference herein.

(x)

Establishment and designation of Series and Classes (Ivy US Blue Chip Fund Class A, Class B, Class C, Class I and Advisor Class), filed with Post-Effective Amendment No. 101 and incorporated by reference herein.

(y)	Redesignation of Series and Classes (Ivy High Yield Fund redesignated as Ivy International Strategic Bond Fund) filed with Post-Effective Amendment No. 110 and incorporated by reference herein.
(z)

Establishment and designation of Series and Classes (Ivy European Opportunities Fund – Class A, Class B, Class C, Class I and Advisor Class) filed with Post-Effective Amendment No. 110 and incorporated by reference herein.

(aa)

Establishment and designation of Series and Classes (Ivy Cundill Value Fund – Class A, Class B, Class C, Class I and Advisor Class) filed with Post-Effective Amendment No. 113 and incorporated by reference herein.

(bb)

Establishment and designation of Series and Classes Ivy Next Wave Internet Fund – Class A, Class B, Class C, Class I and Advisor Class) filed with Post-Effective Amendment No. 113 and incorporated by reference herein.

(cc)	Establishment and Designation of Additional Class (Ivy International Fund – Advisor Class), filed with Post-Effective Amendment No. 119 and incorporated by reference herein.
(dd)

Redesignation of Series of Shares of Beneficial Interest and Redesignation of Classes of Shares of Beneficial Interest (Ivy Next Wave Internet Fund redesignated as Ivy International Growth Fund) filed with Post-Effective Amendment No. 118 and incorporated by reference herein.

(ee)

Redesignation of Series of Shares of Beneficial Interest and Redesignation of Classes of Shares of Beneficial Interest (Ivy Developing Nations Fund redesignated as Ivy Developing Markets Fund) filed with Post-Effective Amendment No. 119 and incorporated by reference herein.

(ff)

Redesignation of Series of Shares of Beneficial Interest and Redesignation of Classes of Shares of Beneficial Interest (Ivy China Region Fund redesignated as Ivy Pacific Opportunities Fund) filed with Post-Effective Amendment No. 119 and incorporated by reference herein.

(gg)

Redesignation of Series of Shares of Beneficial Interest and Redesignation of Classes of Shares of Beneficial Interest (Ivy International Fund II redesignated as Ivy International Value Fund) filed with Post-Effective Amendment No. 119 and incorporated by reference herein.

(hh)

Abolition of Series of Shares of Beneficial Interest (Ivy Growth With Income Fund, Ivy Pan-Europe Fund, Ivy South America Fund) filed with Post-Effective Amendment No. 119 and incorporated by reference herein.

(ii)

Redesignation of Series of Shares of Beneficial Interest and Redesignation of Classes of Shares of Beneficial Interest (Ivy Cundill Value Fund redesignated as Ivy Cundill Global Value Fund) filed with Post-Effective Amendment No. 120 and incorporated by reference herein.

(2)	By-laws:
(a)	By-Laws, as amended, filed with Post-Effective Amendment No. 102 and incorporated by reference herein.
(b)	Amendment to the By-Laws, dated April 23, 2001, filed with Post-Effective Amendment No. 120 and incorporated by reference herein.
(c)	Amendment to the Bylaws, dated December 17, 2002, filed with Post-Effective Amendment No. 122 and incorporated by reference herein.
(3)	Not applicable.
(4)

Form of Agreement and Plan of Reorganization by and between Ivy Fund, on behalf of Ivy Developing Markets Fund, and Ivy Fund, on behalf of Ivy Pacific Opportunities Fund (filed as Appendix A to Part A of this registration statement).

(5)	Instruments Defining the Rights of Security Holders:
(a)	Specimen Securities for Ivy Growth Fund, Ivy Growth with Income Fund, Ivy International Fund and Ivy Money Market Fund, filed with Post-Effective Amendment No. 49 and incorporated by reference herein.
(b)	Specimen Security for Ivy Emerging Growth Fund, filed with Post-Effective Amendment No. 70 and incorporated by reference herein.
(c)	Specimen Security for Ivy China Region Fund, filed with Post-Effective Amendment No. 74 and incorporated by reference herein.
(d)	Specimen Security for Ivy Latin American Strategy Fund, filed with Post-Effective Amendment No. 75 and incorporated by reference herein.
(e)	Specimen Security for Ivy New Century Fund, filed with Post-Effective Amendment No. 75 and incorporated by reference herein.
(f)	Specimen Security for Ivy International Bond Fund, filed with Post-Effective Amendment No. 76 and incorporated by reference herein.
(g)

Specimen Securities for Ivy Bond Fund, Ivy Canada Fund, Ivy Global Fund, and Ivy Short-Term U.S. Government Securities Fund, filed with Post-Effective Amendment No. 77 and incorporated by reference herein.

(6)	Investment Advisory Contracts:
(a)	Investment Advisory Agreement between Ivy Fund and Mackenzie Financial Corporation, filed as Exhibit (d)(12) to Post-Effective Amendment No. 102 and incorporated by reference herein.
(b)

Form of Supplement to Master Business Management and Investment Advisory Agreement between Ivy Fund and Ivy Management, Inc. (Ivy Pan-Europe Fund), filed as Exhibit (d)(17) to Post-Effective Amendment No. 94 and incorporated by reference herein.

(c)

Addendum to Master Business Management and Investment Advisory Agreement between Ivy Fund and Ivy Management, Inc. (Ivy Developing Nations Fund, Ivy South America Fund, Ivy US Emerging Growth Fund), filed as Exhibit (d)(19) to Post-Effective Amendment No. 98 and incorporated by reference herein.

(d)

Supplement to Master Business Management Agreement between Ivy Fund and Ivy Management, Inc. (Ivy Global Natural Resources Fund), filed as Exhibit (d)(37) to Post-Effective Amendment No. 121 and incorporated by reference herein.

(e)

Investment Advisory Agreement between Ivy Fund and Mackenzie Financial Corp. (Ivy Global Natural Resources Fund), filed as Exhibit (d)(38) to Post-Effective Amendment No. 121 and incorporated by reference herein.

(f)

Master Business Management and Investment Advisory Agreement between Ivy Fund and Waddell & Reed Ivy Investment Company filed as Exhibit (d)(6) to Post-Effective Amendment No. 122 and incorporated by reference herein.

(g)

Master Business Management Agreement between Ivy Fund and Waddell & Reed Ivy Investment Company (Ivy Global Natural Resources Fund), filed as Exhibit (d)(7) to Post-Effective Amendment No. 122 and incorporated by reference herein.

(h)	Expense Limitation Agreement between Ivy Fund and Waddell & Reed Ivy Investment Company, filed as Exhibit (d)(8) to Post-Effective Amendment No. 122 and incorporated by reference herein.
(i)

Subadvisory Agreement between Waddell & Reed Ivy Investment Company and Henderson Investment Management Limited (Ivy European Opportunities Fund and Ivy International Small Companies Fund), filed as Exhibit (d)(9) to Post-Effective Amendment No. 122 and incorporated by reference herein.

(j)

Subadvisory Agreement between Waddell & Reed Ivy Investment Company and Peter Cundill & Associates, Inc. (Ivy Cundill Global Value Fund), filed as Exhibit (d)(10) to Post-Effective Amendment No. 122 and incorporated by reference herein.

(7)	Underwriting Contracts:
(a)	Amended and Restated Distribution Agreement filed as Exhibit (e)(20) to Post-Effective Amendment No. 120 and incorporated by reference herein.
(8)	Not Applicable.
(9)	Custodian Agreements:
(a)	Custodian Agreement between Ivy Fund and UMB Bank, N.A., filed as Exhibit (g)(1) to Post-Effective Amendment No. 122 and incorporated by reference herein.
(b)	Foreign Custody Manager Delegation Agreement between Ivy Fund and Citibank, N.A., filed as Exhibit (g)(2) to Post-Effective Amendment No. 122 and incorporated by reference herein.
(10)	Rule 12b-1 Plans and Rule 18f-3 Plans:
(a)	Form of Rule 12b-1 Related Agreement, filed as Exhibit (m)(4) to Post-Effective Amendment No. 102 and incorporated by reference herein.
(b)	Supplement to Master Amended and Restated Distribution Plan for Ivy Fund Class A Shares, filed as Exhibit (m)(5) to Post-Effective Amendment No. 102 and incorporated by reference herein.
(c)	Supplement to Distribution Plan for Ivy Fund Class B Shares, filed as Exhibit (m)(6) to Post-Effective Amendment No. 103 and incorporated by reference herein.
(d)	Supplement to Master Amended and Restated Distribution Plan for Ivy Fund Class A Shares, filed as Exhibit (m)(7) to Post-Effective Amendment No. 103 and incorporated by reference herein.
(e)	Supplement to Distribution Plan for Ivy Fund Class B Shares, filed as Exhibit (m)(8) to Post-Effective Amendment No. 103 and incorporated by reference herein.
(f)	Supplement to Master Amended and Restated Distribution Plan for Ivy Fund Class A Shares, filed as Exhibit (m)(9) to Post-Effective Amendment No. 103 and incorporated by reference herein.
(g)	Supplement to Distribution Plan for Ivy Fund Class B Shares, filed as Exhibit (m)(10) to Post-Effective Amendment No. 103 and incorporated by reference herein.
(h)	Amended and Restated Distribution Plan for Ivy Fund Class A Shares, filed as Exhibit (m)(8) to Post-Effective Amendment No. 122 and incorporated by reference herein.
(i)	Amended and Restated Distribution Plan for Ivy Fund Class B Shares, filed as Exhibit (m)(9) to Post-Effective Amendment No. 122 and incorporated by reference herein.
(j)	Amended and Restated Distribution Plan for Ivy Fund Class C Shares, filed as Exhibit (m)(10) to Post-Effective Amendment No. 122 and incorporated by reference herein.
(k)	Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 83 and incorporated by reference herein.
(l)	Form of Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 85 and incorporated by reference herein.
(m)	Form of Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 87 and incorporated by reference herein.
(n)	Form of Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 89 and incorporated by reference herein.
(o)	Form of Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 92 and incorporated by reference herein.
(p)	Form of Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 94 and incorporated by reference herein.
(q)	Form of Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 96 and incorporated by reference herein.
(r)

Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 98 and incorporated by reference herein (a corrected version of which was filed with Post-Effective Amendment No. 99).

(s)	Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 101 and incorporated by reference herein.
(t)	Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 110 and incorporated by reference herein.
(u)	Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 114 and incorporated by reference herein.
(v)	Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 117 and incorporated by reference herein.
(w)	Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 119 and incorporated by reference herein.
(x)	Amended and Restated Plan adopted pursuant to Rule 18f-3 under the Investment Company Act of 1940, filed with Post-Effective Amendment No. 120 and incorporated by reference herein.
(11)

Opinion and Consent of Counsel with respect to the acquisition of Ivy Developing Markets Fund by Ivy Pacific Opportunities Fund filed on March 18, 2003 with the Registration Statement on Form N-14 and incorporated by reference herein.

(12)

Opinion and Consent of Bell, Boyd & Lloyd LLC on Tax Matters and Consequences to Shareholders with respect to the acquisition of Ivy Developing Markets Fund by Ivy Pacific Opportunities Fund filed on March 18, 2003 with the Registration Statement on Form N-14 and incorporated by reference herein.

(13)	Other Material Contracts:
(a)	Transfer Agency and Shareholder Services Agreement between Ivy Fund and Ivy Management, Inc., filed as Exhibit (h)(10) to Post-Effective Amendment No. 102 and incorporated by reference herein.
(b)	Transfer Agency Services Agreement between PFPC Inc. and Ivy Fund, filed as Exhibit (h)(63) to Post-Effective Amendment No. 121 and incorporated by reference herein.
(c)	Master Administrative Services Agreement between Ivy Fund and Wddell & Reed Ivy Investment Company, filed with this Post-Effective Amendment No. 122.
(d)	Assignment of Master Administrative Services Agreement to Waddell & Reed Services Company, filed as Exhibit (h)(4) to Post-Effective Amendment No. 122 and incorporated by reference herein.
(e)	Master Fund Accounting Services Agreement between Ivy Fund and Waddell & Reed Ivy Investment Company filed as Exhibit (h)(5) to Post-Effective Amendment No. 122 and incorporated by reference herein.
(f)	Assignment of Master Fund Accounting Services Agreement to Wddell & Reed Services Company, filed as Exhibit (h)(6) to Post-Effective Amendment No. 122 and incorporated by reference herein.
(14)(a)	Consent of Deloitte & Touche LLP.
(15)	Not Applicable.
(16)	Power of Attorney appointing Keith A. Tucker, Daniel C. Schulte and Kristen A. Richards as attorneys and agents of Ivy Fund.
(17)(a)	Code of Ethics of Peter Cundill & Associates, Inc., filed as Exhibit (p)(2) to Post-Effective Amendment No. 113 and incorporated by reference herein.
(17)(b)	Code of Ethics of Mackenzie Financial Corporation, filed as Exhibit (p)(3) to Post-Effective Amendment No. 116 and incorporated by reference herein.
(17)(c)	Code of Ethics of Henderson Investment Management Inc., filed as Exhibit (p)(4) to Post-Effective Amendment No. 116 and incorporated by reference herein.
(17)(d)

Code of Ethics for Ivy Fund, Waddell & Reed Ivy Investment Company and Ivy Funds Distributor, Inc., adopted on January 21, 2003, filed as Exhibit (p)(6) to Post-Effective Amendment No. 122 and incorporated by reference herein.

(17)(e)	Form of Proxy Card of Ivy Developing Markets Fund.
(17)(f)(i)	Prospectus for Shares of the Ivy Developing Markets Fund and Ivy Pacific Opportunities Fund dated April 17, 2003.
(17)(f)(ii)	Statement of Additional Information for Shares of the Ivy Developing Markets Fund dated April 17, 2003.
(17)(f)(iii)

Annual Report for the fiscal year ended December 31, 2002 for the Ivy Developing Markets Fund and Ivy Pacific Opportunities Fund, filed on March 18, 2003 with the Registration Statement on Form N-14 and incorporated by reference herein.

____________________________

ITEM 17. Undertakings.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant, in the city of Overland Park, and the state of Kansas on the 29th day of April, 2003.

IVY FUND By: /s/ Henry J. Hermann*
Henry J. Hermann, President

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Name	Title	Date
/s/ Keith A. Tucker* Keith A. Tucker	Chairman of the Board and Trustee	April 29, 2003
/s/ Henry J. Hermann* Henry J. Hermann	Trustee and President	April 29, 2003
/s/ Theodore W. Howard* Theodore W. Howard	Vice President and Treasurer	April 29, 2003
/s/ Jarold W. Boettcher* Jarold W. Boettcher	Trustee	April 29, 2003
/s/ James D. Gressett* James D. Gressett	Trustee	April 29, 2003
/s/ Joseph Harroz, Jr.* Joseph Harroz, Jr.	Trustee	April 29, 2003
/s/ Glendon E. Johnson, Jr.* Glendon E. Johnson, Jr.	Trustee	April 29, 2003
/s/ Eleanor B. Schwartz* Eleanor B. Schwartz	Trustee	April 29, 2003
/s/ Michael G. Smith* Michael G. Smith	Trustee	April 29, 2003
/s/ Edward M. Tighe* Edward M. Tighe	Trustee	April 29, 2003

By: /s/ Kristen A. Richards Kristen A. Richards Attorney-in-Fact
Attest:/s/ Daniel C. Schulte Daniel C. Schulte Assistant Secretary

Index of Exhibits Filed with this Registration Statement
Exhibit Number	Description
(4)

Form of Agreement and Plan of Reorganization by and between Ivy Fund, on behalf of Ivy Developing Markets Fund, and Ivy Fund, on behalf of Ivy Pacific Opportunities Fund (filed as Appendix A to Part A of this Registration Statement).

(14)(a)	Consent of Deloitte & Touche LLP.
(16)	Power of Attorney appointing Keith A. Tucker, Daniel C. Schulte and Kristen A. Richard as attorneys and agents of Ivy Fund.
(17)(e)	Form of Proxy Card of Ivy Developing Markets Fund.
(17)(f)(i)	Prospectus for Shares of the Ivy Developing Markets Fund and Ivy Pacific Opportunities Fund dated April 17, 2003.
(17)(f)(ii)	Statement of Additional Information for Shares of the Ivy Developing Markets Fund dated April 17, 2003.